$200,000,000

                   SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

                          Dated as of October 26, 2000

                                  by and among

                       COMMERCIAL NET LEASE REALTY, INC.,
                            NET LEASE REALTY I, INC.,
                           NET LEASE REALTY II, INC.,
                           NET LEASE REALTY III, INC.,
                         NET LEASE REALTY IV, INC., and
                             NET LEASE FUNDING, INC.
                                  as Borrowers,

                     The financial institutions party hereto
                     and their assignees under Section 11.3,
                                    as Banks,

                              BANK OF AMERICA, N.A.
                              as Syndication Agent,

                          First Union Securities, inc.,
                                  as Arranger,
                                       and

                           First Union National Bank,
                                    as Agent

                                TABLE OF CONTENTS



SECTION 1.  DEFINITIONS......................................................3

      1.1    Defined Terms...................................................3
      1.2    Other Definitional Provisions..................................16

SECTION 2.  THE CREDIT......................................................17

      2.1    The Revolving Credit Facility..................................17
      2.2    Advance Requests and Funding Mechanics.........................19
      2.3    Bid Rate Loans.................................................20
      2.4     Swingline Loans...............................................23
      2.5    Letters of Credit..............................................25
      2.6    Use of Proceeds................................................27
      2.7    Notes..........................................................27
      2.8    Interest.......................................................28
      2.9    Repayment......................................................29
      2.10   Fees...........................................................30
      2.11   Extension of Revolving Credit Maturity Date....................31
      2.12   Single Loan....................................................32
      2.13   Payments and Computations......................................32
      2.14   Prepayments....................................................34
      2.15   Compensation...................................................34
      2.16   Sharing of Payments, Etc.......................................35
      2.17   Conversion and Continuation of Advances;  Failure to Select
             Interest Period................................................36
      2.18   Increased Costs, Illegality, Etc...............................37
      2.19   Letters of Credit Obligations..................................38
      2.20   Amount Limitations.............................................40

SECTION 3.  [INTENTIONALLY OMITTED].........................................40


SECTION 4. REPRESENTATIONS AND WARRANTIES...................................40

      4.1    Existence of Borrower; Compliance with Law.....................40
      4.2    Authorization..................................................41
      4.3    Enforceable Obligations........................................41
      4.4    Financial Condition of the Borrowers...........................41
      4.5    No Litigation..................................................42
      4.6    Disclosure and No Untrue Statements............................42
      4.7    Title to Assets; Leases in Good Standing.......................42
      4.8    Payment of Taxes...............................................42
      4.9    Agreement or Contract Restrictions.............................42
      4.10   Patents, Trademarks, Etc.......................................43
      4.11   Racketeer Influenced and Corrupt Organization(s) Act...........43
      4.12   Investment Company Act; Regulation.............................43
      4.13   Labor Matters..................................................43
      4.14   ERISA Requirement..............................................43
      4.15   Compliance With Environmental Requirements.....................44
      4.16   Compliance with REIT Requirements..............................44
      4.17   Principal Office/Corporate Name................................44
      4.18   Use of Credit..................................................45

SECTION 5.  CONDITIONS OF LENDING...........................................45

      5.1    Request for Borrowing; Information.............................45
      5.2    Continuing Accuracy of Representations and Warranties..........45
      5.3    No Default.....................................................46
      5.4    Loan Documents.................................................46
      5.5    Supporting Documents...........................................46
      5.6    Opinion of the Borrowers' Counsel..............................47

SECTION 6.  AFFIRMATIVE COVENANTS...........................................47

      6.1    Financial Reports and Other Data...............................47
      6.2    Financial Covenants of the Borrowers...........................49
      6.3    Payment and Performance of the Borrowers Obligations...........50
      6.4    Depository Account.............................................50
      6.5    Conduct of Business; Maintenance of Existence..................50
      6.6    Right of Inspection; Discussions...............................50
      6.7    Notices........................................................50
      6.8    Payment of Taxes; Liens........................................51
      6.9    Maintenance of Property, Leases................................51
      6.10   ERISA Benefit Plans............................................52
      6.11   Insurance of Property..........................................52
      6.12   True Books.....................................................52
      6.13   Observance of Laws.............................................52
      6.14   Further Assurances.............................................52
      6.15   Change of Name,  Principal  Place of Business,  Office,  or
             the Agent......................................................53
      6.16   Status.........................................................53
      6.17   Syndication of Credit..........................................53
      6.18   Exchange Listing...............................................53
      6.19   Ownership of RE-Stores.........................................53
      6.20   New Borrowers..................................................53

SECTION 7.  NEGATIVE COVENANTS..............................................54

      7.1    Limitations on Unsecured Debt..................................54
      7.2    Limitations on Dividends.......................................55
      7.3    Merger, Sale of Assets, Dissolution, Etc.......................55
      7.4    Limitations on Loans, Advances, and Investments................56
      7.5    Regulation U...................................................56
      7.6    Insider Transactions...........................................56
      7.7    Changes in Governing Documents,  Accounting Methods, Fiscal
             Year...........................................................57
      7.8    Certain Permitted Investments..................................57
      7.9    Ownership of Assets............................................58

SECTION 8.  EVENTS OF DEFAULT...............................................58

      8.1    Payment of Obligations to the Banks............................58
      8.2    Representation or Warranty.....................................58
      8.3    Covenants......................................................58
      8.4    Any Borrower's Liquidation; Dissolution; Bankruptcy; Etc.......58
      8.5    Order of Dissolution...........................................59
      8.6    Reports and Certificates.......................................59
      8.7    Judgments......................................................59
      8.8    Liens Imposed by Law...........................................59
      8.9    Corporate Existence............................................59
      8.10   ERISA..........................................................59
      8.11   Cross-Default..................................................60
      8.12   Change of Control..............................................60

SECTION 9.  THE AGENT.......................................................61

      9.1    Appointment, Authorization, and Action.........................61
      9.2    Delegation of Duties...........................................62
      9.3    Exculpatory Provisions.........................................62
      9.4    Reliance by the Agent..........................................62
      9.5    Agent and Affiliates...........................................62
      9.6    Notice of Default..............................................63
      9.7    Non-Reliance on the Agent and Other Banks......................63
      9.8    Enforcement by the Agent.......................................63
      9.9    Indemnification................................................64
      9.10   Failure to Act.................................................64
      9.11   Successor Agent................................................64

SECTION 10.  INDEMNIFICATION BY BORROWERS...................................65


SECTION 11.  MISCELLANEOUS..................................................65

      11.1   Course of Dealing; Amendments..................................65
      11.2   Payment of Expenses, Including Attorneys' Fees and Taxes.......66
      11.3   Successors and Assigns.........................................66
      11.4   Assignments and Participations.................................67
      11.5   Confidential Information.......................................69
      11.6   Liens; Set-Off.................................................70
      11.7   Notices........................................................70
      11.8   Waiver of Default..............................................70
      11.9   No Waiver; Cumulative Remedies.................................71
      11.10  Venue and Jurisdiction.........................................71
      11.11  Governing Law..................................................71
      11.12  Title and Headings; Table of Contents..........................71
      11.13  Complete Agreement.............................................71
      11.14  Legal or Governmental Limitations..............................71
      11.15  Counterparts...................................................72
      11.16  WAIVER OF JURY TRIAL BY BORROWERS..............................72
      11.17  BORROWERS JOINTLY AND SEVERALLY LIABLE.........................72
      11.18  Contribution...................................................72


EXHIBIT A...Form of Notice of Borrowing
EXHIBIT B...Form of  Promissory  Note
EXHIBIT C...Form of Assignment  and  Acceptance
EXHIBIT D...Form of Notice of Prepayment
EXHIBIT E...Form of Notice of Conversion/Continuation
EXHIBIT F...Form of Notice of Swingline  Borrowing
EXHIBIT G...Form of Swingline Note
EXHIBIT H...Form of Bid Rate Quote Request
EXHIBIT I...Form of Bid Rate Quote
EXHIBIT J...Form of Acceptance/Nonacceptance of Bid Rate Quote
EXHIBIT K...Form of Joinder Agreement
EXHIBIT L...Form of Quarterly Advance Compliance Certificate
EXHIBIT M...Form of Bid Rate Note

                           SIXTH AMENDED AND RESTATED
                                CREDIT AGREEMENT


      THIS SIXTH AMENDED AND RESTATED CREDIT AGREEMENT dated October 26, 2000, by and among COMMERCIAL NET LEASE REALTY, INC., a Maryland corporation ("CNLR"), NET LEASE REALTY I, INC., a Maryland corporation ("Net I"), NET LEASE REALTY II, INC., a Maryland corporation ("Net II"), NET LEASE REALTY III, INC., a Maryland corporation ("Net III"), NET LEASE REALTY IV, INC., a Maryland corporation ("Net IV"), and NET LEASE FUNDING, INC., a Maryland corporation ("Funding"); CNLR, Net I, Net II, Net III, Net IV, and Funding are hereinafter sometimes individually referred to as a "Borrower" and collectively referred to as the "Borrowers"), FIRST UNION SECURITIES, INC., as Arranger (the "Arranger"), BANK OF AMERICA, N.A., as Syndication Agent (the "Syndication Agent"), FIRST UNION NATIONAL BANK, a national banking association, successor to First Union National Bank of Florida (individually, "First Union"), as the Agent (the "Agent") and the financial institutions which are, or may from time to time become, listed on the signature pages hereof (together with their successors and assigns, individually a "Bank" and collectively the "Banks").

                                   BACKGROUND
                                   ----------

      CNLR and First Union entered into a Revolving Line of Credit and Security Agreement dated as of June 21, 1994 (the "Prior Credit Agreement"), which provided for a revolving line of credit in the amount of $30,000,000.00 in favor of CNLR (the "Prior Credit"), evidenced by a promissory note in the principal amount of $30,000,000.00 (the "Prior Note"), Collateral Assignments of Leases, Rents, and Profits and Security Agreements, Agreements Not to Encumber or Transfer Property, and other related instruments (the "Prior Security Documents").

      Subsequently, CNLR, the Agent and certain Banks entered into a Revolving Line of Credit and Security Agreement dated as of July 25, 1994 (the "1994 Credit Agreement"), which provided for a revolving line of credit in the amount of $100,000,000.00 in favor of CNLR pursuant to which First Union assigned the Prior Credit (including but not limited to the Prior Note and the Prior Security Documents) to the Banks and evidenced by a Promissory Note in the principal amount of $100,000,000.00 (the "1994 Note"), Collateral Assignments of Leases, Rents and Profits and Security Agreements, Agreements Not to Encumber or
Transfer Property, and other related instruments (the "1994 Security Documents"). The 1994 Credit Agreement superseded and replaced the Prior Credit Agreement and provided for an increased line of credit.

      CNLR, the Agent and the Banks subsequently agreed to amend and restate the 1994 Credit Agreement to reflect certain changes in the terms of the Revolving Credit Facility pursuant to the terms of an Amended and Restated Revolving Line of Credit and Security Agreement dated as of April 13, 1995 (the "April, 1995 Agreement") which superseded the 1994 Credit Agreement.

      Subsequently, CNLR requested certain additional amendments to the April, 1995 Agreement to permit (i) CNLR to incur mortgage loans from Principal Mutual Life Insurance Company, or an affiliate thereof, in the total amount of not more than $52,600,000.00 with respect to certain properties identified in the 1994 Security Documents and (ii) to allow it to place certain properties to be acquired in its Wholly-Owned Subsidiaries, Net I and Net II.

      The Agent and the Banks agreed to CNLR's request so long as Net I and Net II agreed to become co-borrowers under the Revolving Credit Facility and pursuant to the other terms and conditions of the Second Amended and Restated Line of Credit and Security Agreement dated as of December 7, 1995 (the "December, 1995 Agreement") which superseded the April, 1995 Agreement and was evidenced by a Renewal and Modification Promissory Note (the "Renewal Note") in the principal amount of $100,000,000.00, which renewed and modified the Original Note and the 1994 Security Documents. The Borrowers subsequently requested certain waivers from the terms of the December, 1995 Agreement for certain transactions to be entered into by the Borrowers which were approved by the Banks pursuant to a Letter Agreement dated June 12, 1996 (the "Letter Agreement").

      CNLR, Net I and Net II subsequently requested certain additional amendments to the December, 1995 Agreement and the Renewal Note to (i) increase the amount of the Revolving Credit Facility to $150,000,000.00 and (ii) extend the Revolving Credit Maturity Date to June 30, 1998, as well as certain other revisions.

      The Agent and the Banks agreed to Borrowers' request pursuant to the terms and conditions of the Third Amended and Restated Revolving Line of Credit and Security Agreement dated as of September 3, 1996 (the "September, 1996 Agreement"), which superseded the December, 1995 Agreement, and was evidenced by a Second Renewal and Modification Promissory Note (the "Second Renewal Note") in the principal amount of $150,000,000.00, which renewed and modified the Renewal Note, and the Existing Security Documents.

      CNLR, Net I and Net II, together with Net III and Net IV, as new co-borrowers, subsequently requested certain additional amendments to the September, 1996 Agreement and Second Renewal Note to (i) increase the amount of the Revolving Credit Facility to $200,000,000.00 and (ii) extend the Revolving Credit Maturity Date to July 30, 1999, as well as certain other revisions. The Borrowers also requested certain amendments to the Letter Agreement.

      The Agent and the Banks agreed to Borrowers' requests pursuant to (i) the terms and conditions of the Fourth Amended and Restated Revolving Line of Credit and Security Agreement dated as of August 6, 1997 (as amended and in effect immediately prior to the date hereof, the "August, 1997 Agreement") which superseded the September, 1996 Agreement, and which was evidenced by a Third Renewal and Modification Promissory Note dated as of August 6, 1997 (as amended and in effect immediately prior to the date hereof, the "Third Renewal Note") in the principal amount of $200,000,000.00 which renewed and modified the Second Renewal Note, and the other Loan Documents and (ii) the terms and conditions of a Letter Agreement dated as of August 6, 1997 (the "August, 1997 Letter Agreement") by and among the Borrowers, the Agent and the Banks which amended and restated the Letter Agreement.

      CNLR, Net I and Net II, Net III and Net IV, together with Funding, as a new co-borrower, subsequently requested certain additional amendments to the August, 1997 Agreement and Third Renewal Note (a) to add Funding as a co-borrower; (b) to add a new financial institution as a "bank"; (c) to amend certain of the provisions of the August, 1997 Agreement; (d) to incorporate the terms of the August, 1997 Letter Agreement into this Agreement; and (e) for the other purposes provided for herein.

      The Agent and the Banks agreed to Borrowers' requests pursuant to the terms and conditions of the Fifth Amended and Restated Revolving Line of Credit and Security Agreement dated as of September 23, 1999 (as amended and in effect immediately prior to the date hereof, the "Existing Agreement") which superseded the August, 1997 Agreement, and those certain promissory notes each dated as of September 23, 1999 in the aggregate principal amount of $200,000,000 (collectively, the "Existing Note") which renewed and modified the Third Renewal Note.

      The parties hereto desire to enter into this Agreement to amend and restate the terms of the Existing Agreement (a) to amend certain of the provisions of the Existing Agreement; and (b) for the other purposes provided for herein.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements, covenants, and conditions herein, the Existing Agreement is hereby amended and restated in its entirety and the Borrowers, the Agent, and the Banks agree as follows:


      SECTION 1.  DEFINITIONS

      1.1 Defined Terms. Except as otherwise expressly provided in this Agreement, the following capitalized terms shall have the respective meanings ascribed to them for all purposes of this Agreement:

      "1994 Credit  Agreement"  has the meaning  specified  in the  Background
       ----------------------
section hereof.

      "1994 Note" has the meaning specified in the Background section hereof.
       ---------

      "1994 Security  Documents"  has the meaning  specified in the Background
       ------------------------
section hereof.

      "Advance"  means  a  Revolving  Credit  Advance,  a Bid  Rate  Loan or a
       -------
Swingline Loan.

      "Advisor  Acquisition  Costs" means all costs and other  charges  directly
       ---------------------------
associated with the acquisition by CNLR of CNL Realty Advisors, Inc., a Florida corporation.

      "Agent"  means  First  Union   National   Bank,   acting  as   contractual
       -----
representative for the Banks hereunder, together with any successor agent appointed pursuant to the provisions hereof.

      "Agreement"  means this Sixth Amended and Restated Credit Agreement (which
       ---------
supersedes the Existing Agreement), as the same may be amended, supplemented, restated, replaced, or otherwise modified from time to time.

      "Aggregate  Revolving  Credit  Commitment"  shall  mean  the  sum  of  the
       ----------------------------------------
Revolving Credit Commitment of each of the Banks at any time.

      "Amended  Letter  Agreement"  has the meaning  specified in the Background
       --------------------------
section hereof.

      "Applicable  Law"  means  all  applicable   provisions  of  constitutions,
       ---------------
statutes, rules, regulations and orders of all Governmental Authority and all orders and decrees of all courts, tribunals and arbitrators.

      "Applicable  Management Fee" means,  with respect to a real property asset
       --------------------------
leased by a Borrower as lessor and for a given period, the greater of (i) the actual property management fee paid a Borrower during such period with respect to such property and (ii) an imputed management fee in the amount of two percent (2.0%) of the Gross Lease Revenues attributable to such real property asset for such period.

      "April,  1995  Agreement"  has the  meaning  specified  in the  Background
       -----------------------
section hereof.

      "Assignment and Acceptance  Agreement"  means an Assignment and Acceptance
       ------------------------------------
Agreement among a Bank, an Assignee and the Agent, substantially in the form of Exhibit "C".

      "Bankruptcy  Proceeding"  means a case,  proceeding or condition of any of
       ----------------------
the types described in Section 8.4.

      "Banks" means each financial institution from time to time party hereto as
       -----
a "Bank", together with its respective successors and assigns.

      "Bid Rate" has the meaning given that term in Section 2.3(c)(ii)(C).
       --------

      "Bid Rate Borrowing" has the meaning given that term in Section 2.3(b).
       ------------------

      "Bid Rate Loan" means a loan made by a Lender under Section 2.3(b).
       -------------
      "Bid Rate Notes" has the meaning given that term in Section 2.7(b)
       --------------

      "Bid Rate Quote" means an offer in  accordance  with  Section  2.3(c) by a
       --------------

Bank to make a Bid Rate Loan with one single specified interest rate.

      "Bid Rate  Quote  Request"  has the  meaning  given  that term in  Section
       ------------------------
2.3(b).

      "Borrower"  means each of CNLR,  Net I, Net II, Net III, Net IV,  Funding,
       --------
and each other Person which becomes a "Borrower" hereunder pursuant to Section 6.20.

      "Business  Day"  means  (a) for all  purposes  other  than as set forth in
       -------------
clause (b) below, any day other than a Saturday, Sunday or legal holiday on which banks in Charlotte, North Carolina are open for the conduct of their commercial banking business, and (b) with respect to all notices and interest on any LIBOR Rate Advance, any day that is a Business Day described in clause (a) and that is also a day for trading by and between banks in U.S. dollar deposits in the London interbank market.

      "Capital Lease  Obligations" means Debt represented by obligations under a
       -------------
lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Debt is the capitalized amount of such obligations determined in accordance with GAAP.

      "Closing Date" means the date this Agreement is executed by the Borrowers,
       ------------
the Agent and the Banks.

      "CNLR" means Commercial Net Lease Realty, Inc., a Maryland  corporation,
       ----
and its successors.

      "CNLRS" means  Commercial  Net Lease Realty  Services,  Inc., a Maryland
       -----
corporation, and its successors. For purposes of this Agreement, neither CNLRS nor any Subsidiary of CNLRS (including, but not limited to, RE-Stores, Inc.) shall be deemed to be a Subsidiary of CNLR.

      "Consistent  Basis" means,  in reference to the  application  of Generally
       -----------------
Accepted Accounting Principles, that the accounting principles observed in the current period are comparable in all material respects to those applied in the preceding period.

      "Construction  Budget" means the fully budgeted costs  associated with the
       --------------------
acquisition and construction of real property (including, but not limited to, the cost of acquiring such real property) as reasonably determined by the Borrowers in good faith.

      "Continue,"  "Continuation,"  and  "Continued"  refer to a continuation of
       --------     ------------          ---------
Revolving Credit Advances of the same Type from one Interest Period to the next Interest Period.

      "Convert,"   "Conversion,"  and  "Converted"  refer  to  a  conversion  of
       -------      ----------          ---------
Revolving Credit Advances of one Type into Revolving Credit Advances of the other Type pursuant to Subsection 2.17 or 2.18 hereof.

      "Debt"  mean,  with  respect  to a  Person,  at  the  time of  computation
       ----
thereof, all of the following (without duplication): (a) obligations of such Person in respect of money borrowed; (b) obligations of such Person (other than trade debt incurred in the ordinary course of business), whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property; (c) Capital Lease Obligations of such Person; (d) all reimbursement obligations of such Person under any letters of credit or acceptances (whether or not the same have been presented for payment); (e) obligations of such Person with respect to any equity issuance of such Person which is convertible into or exchangeable for indebtedness of such Person, valued at the amount of indebtedness resulting from such conversion or exchange; (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any equity interests in such Person or any other Person (other than obligations of such Person to make payments in respect of such equity interests in order to maintain its REIT Status), valued, in the case of redeemable preferred equity issuance, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends (excluding, (i) in the case of the CNLR and its Subsidiaries, any obligation to acquire limited partnership interests in any Subsidiary of CNLR or the Up-REIT Borrower which can be satisfied in full by exchanging shares of common stock of CNLR for such limited partnership interests, and (ii) in the case of CNLR, dividends declared and paid to holders of common shares of CNLR); and (g) all Debt of other Persons which (i) such Person has guaranteed or is otherwise recourse to such Person or (ii) is secured by a Lien on any property of such Person.

      "December,  1995  Agreement"  has the meaning  specified in the Background
       --------------------------
section hereof.

      "Default Rate" means (a) in the case of a LIBOR Rate Advance, at a rate of
       ------------
interest per annum which shall be four percent (4.0%) above the interest rate applicable to such LIBOR Rate Advance (including any applicable margin) until the end of the Interest Period during which such Event of Default occurred, and thereafter at a rate of interest per annum which shall be four percent (4.0%) above the Prime Rate, (b) or in the case of a Bid Rate Loan, at a rate of interest per annum which shall be four percent (4.0%) above the applicable Bid Rate for such Bid Rate Loan until the end of the Interest Period during which such Event of Default occurred, and thereafter at a rate of interest per annum which shall be four percent (4.0%) above the Prime Rate, and (c) in the case of a Prime Rate Advance, Swingline Loan or any other amount owing hereunder or under any other Loan Document, at a rate of interest per annum which shall be four percent (4.0%) above the Prime Rate.

      "EBITDA" shall mean,  without  duplication,  the Borrowers' net income for
       ------
any accounting period plus (i) the amount of the provision for federal, state and local income taxes for such period, plus (ii) the amount of interest expense during such period for indebtedness for borrowed money, plus (iii) the amount of the provision for depreciation and amortization for such period determined in accordance with Generally Accepted Accounting Principles, plus (iv) Advisor Acquisition Costs and, in the case of amounts described in clauses (i), (ii),
(iii) and (iv), only to the extent deducted in determining net income for such period.

      "Effective  Date" means the later of: (a) the  Closing Date; and (b) the
       ---------------
date on which all of the  conditions  precedent  set  forth in  Sections 5.4.,
5.5. and 5.6. shall have been fulfilled.

      "Eligible  Assignee" means any Person who is: (i) currently a Lender; (ii)
       ------------------
a commercial bank, trust company, insurance company, savings and loan association, savings bank, investment bank, pension fund or mutual fund organized under the laws of the United States of America, or any state thereof, and having total assets in excess of $5,000,000,000; or (iii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development ("OECD"), or a political subdivision of any such country, and having total assets in excess of $10,000,000,000, provided that such bank is acting through a branch or agency located in the United States of America. If such Person is not currently a Lender, such Person's senior unsecured long term indebtedness must be rated BBB or higher by S&P, Baa2 or higher by Moody's, or the equivalent or higher of either such rating by another rating agency of national reputation and reasonably acceptable to the Administrative Agent. Notwithstanding the foregoing, if an Event of Default shall have occurred and be continuing under
Section 8.1, 8.4 or 8.5, the term "Eligible Assignee" shall mean any Person that is not an individual.

      "Eligible  Mortgage  Income"  means,  for any given period,  the aggregate
       --------------------------
income of the Borrowers from Eligible Mortgage Notes Receivable during such period.

      "Eligible   Mortgage  Note  Receivable"  means  a  promissory  note  which
       -------------------------------------
satisfies all of the following requirements: (a) such promissory note is owned solely by the Borrowers; (b) such promissory note is secured by a Mortgage; (c) neither such promissory note, nor any interest of any of the Borrowers therein, is subject to (i) any Lien other than Permitted Liens of the types described in clauses (a) through (c) of the definition thereof or (ii) any Negative Pledge;
(d) the real property subject to such Mortgage is not subject to any other Lien other than Permitted Liens of the types described in clauses (a) through (c) of the definition thereof; (e) the real property subject to such Mortgage is free of all structural defects, environmental conditions or other adverse matters except for defects, conditions or matters individually or collectively which are not material to the profitable operation of such real property; (f) such real property is occupied and is in operation (or will be in operation after the completion of construction (which is otherwise permitted hereunder) with respect to such real property); (g) any required principal, interest or other payment due under such promissory note is not more than 60 days past due; and (h) there exists no default or event of default under such promissory note.

      "ERISA" means the Employee  Retirement Income Security Act of 1974, as the
       -----
same may be supplemented or amended from time to time.

      "ERISA  Group" means the  Borrowers,  any other  Subsidiary  of any of the
       ------------
Borrowers and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrowers or any other Subsidiary of any of the Borrowers, are treated as a single employer under Section 414 of the Internal Revenue Code.

      "Event of Default" means any of the events specified in Section 8 hereof.
       ----------------

      "Excluded Asset" means either a lease by any of the Borrowers,  as lessor,
       --------------
of a real property asset, or a promissory note held by any of the Borrowers which is secured by a Mortgage on real property, in either case where (a) any required base rental payment, or principal or interest payment, as the case may be, is more than 60 days past due or (b) in the case of a lease wherein the tenant is the subject of a Bankruptcy Proceeding, such lease has been rejected in bankruptcy; provided that assets with respect to real property subject to a lease rejected in bankruptcy shall cease to be considered Excluded Assets once such real property has been re-leased to a third-party which is not otherwise subject to clause (a) or (b) above.

      "Exsting  Agreement" has the meaning specified in the Background  section
       ------------------
hereof.

      "Existing  Note"  has the  meaning  specified  in the  Background  section
       --------------
hereof.

      "Federal Funds Rate" means,  for any period,  a fluctuating  interest rate
       ------------------
per annum equal for each day during such period to the weighted average of the rates per annum, rounded upward to the nearest one-hundredth of one percent (1/100%), on overnight federal funds transactions with members of the Federal Reserve System, arranged by federal funds brokers, as published for such day (or if such day is not a Business Day, for the next preceding Business Day) by the Board of Governors of the Federal Reserve System in Publication H.15 (519), or, if such rate is not published for any day which is a Business Day, the average of the quotations for such day for such transactions received by the Agent from three (3) federal funds brokers of recognized standing selected by the Agent.

      "Finance  Lease"  means a lease of a real  property  asset  which would be
       --------------
categorized as a capital lease under GAAP.

      "Fixed Charges" means, for any accounting  period, the sum of (a) Interest
       -------------
Expense for such period plus (b) regularly scheduled principal payments on Debt of the Borrowers during such period, including, without limitation, the principal component of all payments made in respect of Capital Lease
Obligations, but excluding any scheduled balloon, bullet or similar principal payment which repays such Debt in full plus (c) all Restricted Payments paid or accrued during such period in respect of any shares of preferred stock or other equity interest of any Borrower which, in each instance, are entitled to preference or priority in respect of the payment of dividends or distribution of assets upon liquidation or both over any other capital stock or other equity interest in any such Person, excluding, however, from this clause (c) any dividends, distributions or payments payable to CNLR or any of its Subsidiaries.

      "Funding"  means  Net Lease  Funding,  Inc., a Maryland  corporation,  and
       -------
its successors.

      "Funds Available for Distribution"  means, for any accounting  period, (a)
       --------------------------------
Funds From Operations for such period minus (b) the aggregate amount of capital expenditures actually incurred by the Borrowers during such period, excluding
(i) any capital expenditures which directly result in an aggregate increase in the square footage of real property assets owned by the Borrowers which are available for lease, and (ii) any capital expenditures made in connection with the acquisition of real property assets, provided that such capital expenditures are fully reflected in the budget relating to such acquisition, and provided further that such capital expenditures are made within twelve months following consummation of such acquisition of real property assets.

      "Funds From Operations" means, for a given period, (i) net earnings of the
       ---------------------
Borrowers (before minority interests, extraordinary and non-recurring items and all Advisor Acquisition Costs) for such period minus (or plus) (ii) gains (or losses) from debt restructuring and sales of property during such period plus
(iii) depreciation and amortization of real property assets and the principal component of all payments in respect of Finance Leases for such period, and after adjustments for unconsolidated partnerships and joint ventures.

      "Generally   Accepted   Accounting   Principles"  or  "GAAP"  means  those
       ----------------------------------------------
principles of accounting set forth in Opinions of the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of any report required herein or as of the date of an application of such principles as required herein.

      "Governmental  Acts" shall have the meaning  specified in Section  2.19(b)
       ------------------
hereof.

      "Governmental  Authority" shall mean, as to any Person, any government (or
       -----------------------
any political subdivision or jurisdiction thereof), court, bureau, agency or other governmental authority having jurisdiction over such Person or any of its business, operations or properties.

      "Gross Lease Revenues" means, for a given period,  the aggregate income of
       --------------------
the Borrowers from Finance Leases and from leases of real property assets which are not Finance Leases, excluding (a) with respect to such leases that are not Finance Leases, straight line rent adjustments (reported in the consolidated financial statements of the Borrowers for purposes of GAAP) in respect of such leases for such period, and (b) the principal component of all payments made in respect of Finance Leases during such period.

      "Interest  Expense"  means,  for any period,  the total  interest  expense
       -----------------
(including, without limitation, capitalized interest expense and interest expense attributable to Capital Lease Obligations) of the Borrowers determined in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

      "Interest Period" means:
       ---------------

      (a) with respect to any LIBOR Rate Advance, each period commencing on the date such LIBOR Rate Advance is made or the last day of the next preceding Interest Period for such Advance and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrowers may select, as provided in Subsections 2.2 or 2.17 hereof, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. In addition to such periods, the Borrowers may request up to two Interest Periods at any time outstanding for LIBOR Rate Advances having durations of 7 days; and

      (b) with respect to any Bid Rate Loan, the period commencing on the date such Bid Rate Loan is made and ending on any Business Day not less than 7 nor more than 180 days thereafter, as the Borrowers may select as provided in
Section 2.3(b).

Notwithstanding the foregoing: (i) if any Interest Period would otherwise end after the Revolving Credit Maturity Date, such Interest Period shall end on the Revolving Credit Maturity Date; (ii) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (iii) Interest Periods commencing on the same date for LIBOR Rate Advances constituting the same borrowing hereunder shall be of the same duration; and (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

      "Investment  Grade  Rating"  shall  mean a rating of BBB- or better or the
       -------------------------
equivalent  thereof  from  two of the  following  three  debt  rating  agencies:
Standard & Poor's, Moody's Investors Service or Fitch Investors Service; provided, however, that at least one such rating shall be from either Standard & Poor's or Moody's Investor Service.

      "Issuing  Bank" means First Union National Bank, in its capacity as a Bank
       -------------
hereunder, for so long as it remains the Agent hereunder. Upon the appointment of a successor Agent, the "Issuing Bank" shall be the successor Agent, in its capacity as a Bank hereunder, for the purposes of all new Letters of Credit issued hereunder.

      "Joinder Agreement" means a Joinder Agreement substantially in the form of
       -----------------
Exhibit "K".

      "Late Fee" has the meaning specified in Subsection 2.9(c) hereof.
       --------

      "Lease" means all leases, rents, income,  profits, and accounts receivable
       -----
arising from any and every lease, rental, or occupancy agreement entered into with respect to property owned by any Borrower.

      "Letter  Agreement" has the meaning  specified in the  Background  section
       -----------------
hereof.

      "Letters of Credit" has the meaning specified in Subsection 2.5 hereof.
       -----------------

      "Letter of Credit Contingent Obligation" and "Letters of Credit Contingent
       --------------------------------------
Obligations" mean the amount available for drawings and remaining undrawn under the Letter of Credit or Letters of Credit, respectively.

      "LIBOR Rate Advance" means a Revolving  Credit Advance that bears interest
       ------------------
at a rate determined by reference to the Reserve Adjusted LIBOR Rate, as provided in Subsection 2.8(a)(ii) hereof.

      "LIBOR Reserve Requirement" means, for any day, the rate at which reserves
       -------------------------
(including, without limitation, any marginal, supplemental, or emergency reserves) are required to be maintained by member banks of the Federal Reserve System on such day against Eurocurrency liabilities, expressed as a decimal.

      "Lien" as applied to the  property of any Person  means:  (a) any security
       ----
interest, encumbrance, mortgage, deed to secure debt, deed of trust, pledge, lien, charge, Negative Pledge, conditional sale or other title retention agreement, or other security title or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom; (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Debt or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; (c) the filing of any financing statement under the Uniform Commercial Code or its equivalent in any jurisdiction; and (d) any agreement by such Person to grant, give or otherwise convey any of the foregoing.

      "Loan Documents" means the following  documents:  (a) this Agreement;  (b)
       --------------
the Notes; and (c) all other documents executed and delivered by any Borrower in connection with this Agreement from time to time as contemplated by this Agreement, including any modifications, amendments, or restatements of the foregoing.

      "Material  Plan"  means  at any  time a Plan  or  Plans  having  aggregate
       --------------
Unfunded Liabilities in excess of $1,000,000.

      "Mortgage" shall mean a mortgage, deed of trust, deed to secure debt, or a
       --------
similar  real  property  lien  instrument  including,   without  limitation,  an
assignment of rents and leases.

      "Negative  Pledge"  means a provision  of any  agreement  (other than this
       ----------------
Agreement or any other Loan Document) that prohibits the creation of any lien on any assets of a Person; provided, however, that an agreement that establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person's ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person's ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a "Negative Pledge" for purposes of this Agreement.

      "Net I" means Net Lease Realty I, Inc., a Maryland corporation,  and its
       -----
successors.

      "Net II" means Net Lease Realty II, Inc.,  a Maryland  corporation,  and
       ------
its successors.

      "Net III" means Net Lease Realty III, Inc., a Maryland corporation,  and
       -------
its successors.

      "Net IV" means Net Lease Realty IV, Inc.,  a Maryland  corporation,  and
       ------
its successors.

      "Note" means a Revolving Note, a Bid Rate Note or a Swingline Note.
       ----

      "Notice of  Borrowing"  means a Notice of Borrowing  substantially  in the
       --------------------
form attached hereto as Exhibit "A".

      "Notice of Swingline  Borrowing" means a notice in the form of Exhibit "F"
       ------------------------------
to be delivered to the Swingline Lender pursuant to Section 2.4(b) evidencing the Borrowers' request for a Swingline Loan.

      "PBGC" means the Pension  Benefit  Guaranty  Corporation and any successor
       ----
agency.

      "Permitted  Lien"  means,  as to any  Person:  (a) Liens  securing  taxes,
       ---------------
assessments and other charges or levies imposed by any governmental authority (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which are not at the time required to be paid or discharged under Section 4.8. or which are being contested in good faith and in accordance with applicable law; (b) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workmen's compensation, unemployment insurance or similar applicable laws; (c) zoning restrictions, easements, rights-of-way, covenants, reservations and other rights, restrictions or encumbrances of record on the use of real property, which do not materially detract from the value of such property or materially impair the use thereof in the business of such Person; (d) Liens in existence as of the Closing Date and set forth in Schedule 4.7; and (e) Liens, if any, in favor of the Administrative Agent for the benefit of the Banks.

      "Person"   means   any   natural   person,   corporation,   unincorporated
       ------
organization, trust, joint venture, association, company, partnership, or government, or any agency or political subdivision of any government.

      "Plan"  means at any time an employee  pension  benefit plan (other than a
       ----
Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

      "Prime Rate" means, for the purposes  hereof,  the greater of (i) the rate
       ----------
of interest announced by the Agent from time to time as its Prime Rate and (ii) the Federal Funds Rate plus 0.50%. The Agent's Prime Rate is a reference rate used by the Agent in determining interest rates on certain loans. The Agent loans at rates both above and below the Agent's Prime Rate, and the Borrowers acknowledge that the Agent's Prime Rate is not represented or intended to be the lowest or most favorable rate of interest offered by the Agent.

      "Prime Rate Advance" means a Revolving  Credit Advance that bears interest
       ------------------
at a rate determined with reference to the Prime Rate, as provided in Subsection 2.8(a)(i) hereof.

      "Prior Credit" has the meaning specified in the Background section hereof.
       ------------

      "Prior  Credit  Agreement"  has the meaning  specified  in the  Background
       ------------------------
section hereof.

      "Prior Note" has the meaning specified in the Background section hereof.
       ----------

      "Prior  Security  Documents"  has the meaning  specified in the Background
       --------------------------
section hereof.

      "Pro Rata Portion" means,  with respect to any Bank, the quotient obtained
       ----------------
by dividing the Revolving Credit Commitment of such Bank by the aggregate Revolving Credit Commitments of all of the Banks.

      "Qualified REIT Subsidiary Status" means Net I's, Net II's, Net III's, Net
       --------------------------------
IV's and Funding's status as a qualified REIT subsidiary as defined in ss.856(i) of the Internal Revenue Code, as amended.

      "REIT  Status" means CNLR's  status as a real estate  investment  trust as
       ------------
defined in ss. 856(a) of the Internal Revenue Code, as amended.

      "Related  Entities"  means any  "affiliated  person" as defined  under the
       -----------------
provisions of the United States Internal Revenue Code.

      "Renewal Note" has the meaning specified in the Background section hereof.
       ------------

      "Required  Banks" means at any time,  Banks having at least 66-2/3% of the
       ---------------
aggregate amount of the Revolving Credit Commitments, or, if the Revolving Credit Commitments have been terminated or reduced to zero, Banks holding at least 66-2/3% of the principal amount of the Advances; provided that outstanding principal amount of Advances owing to a Bank which has failed or refused to perform any of its obligations under this Agreement or any other Loan Document to which it is a party within the time period specified for performance of such obligation shall be excluded for purposes hereof in making a determination of Required Lenders and such Bank's right to participate in the administration of this Agreement and the other Loan Documents, including without limitation, any right to vote in respect of, to consent to or to direct any action or inaction of the Agent, shall be suspended during the pendency of such failure or refusal.

      "Reserve  Adjusted LIBOR Rate" means, for any Interest Period, an interest
       ----------------------------
rate per annum obtained by dividing (i) the rate quoted on the Telerate page 3750 as of 11:00 a.m. London time, on the day that is two London banking days prior to the first day of the Interest Period, in an amount substantially equal to the LIBOR Rate Advance and with a term substantially equal to such Interest Period, by (ii) an amount equal to 1 minus the LIBOR Reserve Requirement for such Interest Period, the result of which shall be rounded up to the nearest 1/100 of one percent (.01%). In the event the rate quoted by Telerate is discontinued or the rate otherwise cannot be identified, the Agent shall determine the LIBOR Rate on the basis of quotes by major banks in the London interbank Eurodollar market for dollar deposits in an amount substantially equal to the LIBOR Rate Advance for a term substantially equal to the Interest Period selected.

      "Restricted Payment" means: (a) any dividend or other distribution, direct
       ------------------
or indirect, on account of any shares of any class of stock or other equity interest of any Borrower or any of their Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock or other equity interest of any Borrower or any of their Subsidiaries now or hereafter outstanding; and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of any Borrower or any of its respective Subsidiaries now or hereafter outstanding.

      "Revolving  Credit Advance" has the meaning specified in Subsection 2.1(a)
       -------------------------
hereof.

      "Revolving  Credit  Commitment"  means,  as  to  each  Bank,  such  Bank's
       -----------------------------
obligation to make Revolving Credit Advances pursuant to Section 2.1. and to issue (in the case of the Issuing Bank) or participate in (in the case of the other Banks) Letters of Credit pursuant to Section 2.5, in an amount up to, but not exceeding (but in the case of the Issuing Bank excluding the aggregate amount of participations in Letters of Credit held by the other Banks), the amount set forth for such Bank on its signature page hereto as such Bank's "Revolving Credit Commitment" or as set forth in the applicable Assignment and Acceptance Agreement, or as the same may be adjusted from time to time as appropriate to reflect any assignments to or by such Bank effected in accordance with Section 11.4.

      "Revolving  Credit  Facility"  means the  commitments of the Banks to make
       ---------------------------
Revolving Credit Advances to and issue Letters of Credit in favor of the Borrowers pursuant to Subsection 2.1 hereof.

      "Revolving Credit Maturity Date" shall mean October 31, 2003 (as such date
       ------------------------------
may be extended pursuant to the provisions hereof) or if such date is not a Business Day, the next succeeding Business Day, or such earlier date on which all of the Advances shall be due and payable in full pursuant to the terms hereof.

      "Revolving Note" has the meaning specified in Subsection 2.7 hereof.
       --------------

      "Second Renewal Note" has the meaning specified in the Background  section
       -------------------
hereof.

      "Secured  Debt"  means all Debt of the  Borrowers  which is  secured  by a
       -------------
Mortgage or other Lien.

      "September,  1996  Agreement" has the meaning  specified in the Background
       ---------------------------
section hereof.

      "Subsidiary" means, for any Person, any corporation,  partnership or other
       ----------
entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. "Wholly-Owned Subsidiary" means any such corporation, partnership or other entity of which all of the equity securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are so owned or controlled.

      "Swingline  Commitment"  means the Swingline  Lender's  obligation to make
       ---------------------
Swingline Loans pursuant to Section 2.4 in an amount up to, but not exceeding, $10,000,000, as such amount may be reduced from time to time in accordance with the terms hereof.

      "Swingline  Lender"  means First Union  National  Bank and its  respective
       -----------------
successors and assigns.

      "Swingline  Loan"  means  a loan  made  by  the  Swingline  Lender  to the
       ---------------
Borrowers pursuant to Section 2.4(a).

      "Swingline Note" means the promissory note of the Borrowers payable to the
       --------------
order of the Swingline Lender in a principal amount equal to the amount of the Swingline Commitment as originally in effect and otherwise duly completed, substantially in the form of Exhibit "G".

      "Tangible  Net Worth" means total  stockholder's  equity of the  Borrowers
       -------------------
determined in accordance with GAAP, plus (i) accumulated depreciation and amortization to the extent reflected in the determination of stockholder's equity of the Borrowers, plus (ii) the accumulated principal component of all payments made to the Borrowers in respect of Finance Leases to the extent reflected in the determination of stockholder's equity of the Borrowers, minus
(iii) the aggregate value of all intangible assets of the Borrowers.

      "Total  Assets"  means  the  total  assets  of  the  Borrowers   excluding
       -------------
accumulated depreciation, amortization and the principal component of all payments made to the Borrowers in respect of Finance Leases, all computed in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

      "Total  Intangible  Assets"  of  the  Borrowers  shall  be  determined  in
       -------------------------
accordance with Generally Accepted Accounting Principles applied on a Consistent Basis, but in any event shall be deemed to include the excess of costs over the assets of acquired businesses, formulae, trademarks, patents, patent rights, and deferred expenses (including, but not limited to, unamortized debt discount (offset by any unamortized debt premium) and expense, organization expense, experimental and developmental expenses, but excluding prepaid expenses).

      "Total   Liabilities"   means  the  total  liabilities  of  the  Borrowers
       -------------------
(including, without limitation, all obligations or indebtedness of any other Person which the Borrowers have assumed, guaranteed, or endorsed or in
connection   with  which  the  Borrowers  have  otherwise   become  directly  or
contingently liable and the amount of any outstanding Letters of Credit) computed in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

      "Type" refers to the distinction  among Revolving  Credit Advances bearing
       ----
interest based on the Prime Rate and the Reserve Adjusted LIBOR Rate.

      "Unencumbered  Assets"  means  the sum  (without  duplication)  of (a) the
       --------------------
aggregate book value of all real property assets of the Borrowers which are not encumbered by one or more Liens, other than Permitted Liens plus (b) accumulated depreciation and amortization with respect to such real property assets of the Borrowers plus (c) all of the Borrowers' cash and cash equivalents (excluding tenant deposits and other cash and cash equivalents the disposition of which is restricted in any way); provided, however, that if the aggregate value of cash and cash equivalents exceeds two percent (2%) of Total Assets, the value of such cash and cash equivalents in excess of two percent (2%) of Total Assets shall be excluded in the determination of Unencumbered Assets hereunder, plus (d) the accumulated principal component of all payments made to the Borrowers in respect of Finance Leases plus (e) Eligible Mortgage Notes Receivable; provided, however, that any such Eligible Mortgage Notes Receivable pursuant to which CNLRS or a Wholly-Owned Subsidiary of CNLRS is the obligor shall cease to be included in determining Unencumbered Assets if CNLRS or such Wholly-Owned Subsidiary has not become a Borrower hereunder pursuant to Section 6.20 hereof on or before March 31, 2001; provided further, however, that if the aggregate value of Eligible Mortgage Notes Receivable exceeds fifteen percent (15%) of Total Assets, the value of such Eligible Mortgage Notes Receivable in excess of fifteen percent (15%) of Total Assets shall be excluded in the determination of Unencumbered Assets hereunder, all as determined in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

      "Unfunded  Liabilities"  means,  with respect to any Plan at any time, the
       ---------------------
amount (if any) by which (a) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (b) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

      "Unsecured  Debt"  means all Debt of  Borrowers  which is not  secured  by
       ---------------
Mortgages or any other Liens on one or more properties or assets of any Borrower.

      "Up-REIT  Borrower" means a limited  partnership  which is a Subsidiary of
       -----------------
CNLR and which becomes a Borrower hereunder pursuant to Section 6.20 hereof.

      1.2   Other Definitional Provisions.

            (a) The terms "material" and "materially" shall have the meanings ascribed to such terms under Generally Accepted Accounting Principles as such would be applied to the business of the Borrowers, except as the context shall clearly otherwise require;

            (b) all of the terms defined in this Agreement shall have such defined meanings when used in other documents issued under, or delivered pursuant to, this Agreement unless the context shall otherwise require;

            (c) all terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa;

            (d) accounting terms to the extent not otherwise defined shall have the respective meanings given them under, and shall be construed in accordance with, Generally Accepted Accounting Principles;

            (e) terms defined in, or by reference to, Article 9 of the Uniform Commercial Code as adopted in Florida to the extent not otherwise defined herein shall have the respective meanings given to them in Article 9 with the exception of the word "document" unless the context clearly requires such meaning;

            (f) the words "hereby," "hereto," "hereof," "herein," "hereunder," and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

            (g) the masculine and neuter genders are used herein and whenever used shall include the masculine, feminine, and neuter as well; and

            (h) wherever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such parties unless the context shall expressly provide otherwise.


                              SECTION 2. THE CREDIT

      2.1   The Revolving Credit Facility.

            (a) Subject to the terms and conditions of this Agreement, each Bank severally and not jointly agrees, that during the period from the Effective Date to but excluding the Revolving Credit Maturity Date and so long as there exists no Event of Default or circumstance which with the giving of notice or passage of time would become an Event of Default, it will make advances to the Borrowers (all such advances and the Bank's Pro Rata Portion of any unreimbursed amounts paid under Letters of Credit referred to herein as "Revolving Credit Advances"; the term "Revolving Credit Advances" shall not include any advances which constitute Bid Rate Loans) in an aggregate amount which, when aggregated with Advances comprised of such Bank's Pro Rata Portion of unreimbursed amounts paid under Letters of Credit and with the Bank's Pro Rata Portion of Letter of Credit Contingent Obligations, does not exceed at any time such Bank's Revolving Credit Commitment. During the aforesaid period, the Borrowers may borrow, repay, and reborrow, and request the issuance of Letters of Credit in accordance with the terms hereof. The Borrowers acknowledge that the amount outstanding at any time pursuant to this Agreement and the other Loan Documents is as reflected in the books and records of the Agent and shall be conclusive and binding absent manifest error. Agent will, upon request, furnish the Borrowers with a statement of the amount outstanding pursuant to this Agreement and the other Loan Documents as reflected in the books and records of the Agent at the time of any such request.

            (b) If at any time the principal amounts outstanding under any Bank's Revolving Credit Advances (including Advances in respect of unreimbursed amounts paid under Letters of Credit), together with the aggregate amount of the Bank's Pro Rata Portion of the Letter of Credit Contingent Obligations, exceed such Bank's Revolving Credit Commitment, the Borrowers shall prepay the Bank's Revolving Credit Advances so as to cause the aggregate outstanding amounts thereunder to be equal to or less than such Bank's Revolving Credit Commitment.

            (c) Subject to the further terms and limitations of this Agreement, the Borrowers may designate Advances requested under the Revolving Credit Facility and Advances made pursuant to draws under Letters of Credit issued under the Revolving Credit Facility to be LIBOR Rate Advances or Prime Rate Advances, and the Borrowers may Convert Revolving Credit Advances of one Type into Revolving Credit Advances of another Type (as provided in, and pursuant to the terms and conditions set forth in, Subsection 2.17 hereof), or Continue Revolving Credit Advances of one Type as Revolving Credit Advances of the same Type (as provided in, and pursuant to the terms and conditions set forth in, Subsection 2.17 hereof). All Revolving Credit Advances shall be made, Converted, or Continued by the Banks simultaneously and proportionately to their Pro Rata Portion of the aggregate Revolving Credit Commitments.

            (d) On the Closing Date, the aggregate outstanding principal amount under the Existing Agreement shall be automatically converted to an equivalent principal amount of Revolving Credit Advances hereunder (which shall be Prime Rate Advances unless otherwise specified by the Borrowers in accordance with the procedures contained in Subsection 2.17 hereof), allocated to the then existing Banks pro rata in accordance with their Pro Rata Portions, and shall be deemed to be Revolving Credit Advances and included in the Banks' Revolving Credit Commitments for all purposes hereof.

            (e) The Borrowers shall have the right to request increases in the aggregate amount of the Revolving Credit Commitments from time to time (provided that after giving effect to any such increase the aggregate amount of the Revolving Credit Commitments shall not exceed $250,000,000) by providing written notice to the Agent, which notice shall be irrevocable once given. The Borrowers, prior to requesting an increase in the Revolving Credit Commitments pursuant to this subsection must offer in writing each Bank the right to increase its Revolving Credit Commitment by an amount so that such Bank's Pro Rata Portion shall not be decreased as a result of such increase in the Revolving Credit Commitments. If a Bank does not accept the Borrowers' offer to increase its Revolving Credit Commitment as provided in the preceding sentence within 10 Business Days of the receipt of such offer, such offer shall be deemed rejected by such Bank. No Bank shall be required to increase its Revolving Credit Commitment. In the event a new Bank or Banks become a party to this Agreement, or if any existing Bank agrees to increase its Revolving Credit Commitment, such Bank shall on the date it becomes a Bank hereunder (or increases its Revolving Credit Commitment, in the case of an existing Bank) (and as a condition thereto) purchase from the other Banks its Bank's Pro Rata Portion (as determined after giving effect to the increase of Revolving Credit Commitments) of any outstanding Revolving Credit Advances, by making available to the Agent for the account of such other Banks at the Agent's principal office, in same day funds, an amount equal to the sum of (A) the portion of the outstanding principal amount of such Revolving Credit Advances to be purchased by such Bank plus (B) the aggregate amount of payments previously made by such Bank under Section 2.5.(f) which have not been repaid plus (C) interest accrued and unpaid to and as of such date on such portion of the outstanding principal amount of such Revolving Credit Advance. Upon any such assignment, the assigning Bank shall be deemed to represent and warrant to such other Bank that such assigning Bank is the legal and beneficial owner of such interest being assigned by it, but makes no other representation or warranty and assumes no responsibility with respect to any Revolving Credit Advance being assigned, the Loan Documents or any party to this Agreement. No increase of the Revolving Credit Commitments may be effected under this subsection if a default or Event of Default shall be in existence on the effective date of such increase. In connection with any increase in the aggregate amount of the Revolving Credit Commitments pursuant to this subsection, the Borrowers shall make appropriate arrangements so that each new Bank, and any existing Bank increasing its Revolving Credit Commitment, receives a new or replacement Revolving Note, as appropriate, in the amount of such Bank's Revolving Credit Commitment within 2 Business Days of the effectiveness of the applicable increase in the aggregate amount of Revolving Credit Commitments.

      2.2   Advance Requests and Funding Mechanics.

            (a) The Revolving Credit Advances (other than Advances made by honoring a draft drawn under a Letter of Credit) shall be made upon irrevocable notice from the Borrowers to the Agent (effective upon receipt) no later than 10:00 a.m. (Eastern Time) three (3) Business Days prior to the date of any proposed LIBOR Rate Advances and no later than 10:00 a.m. (Eastern Time) one (1) Business Day prior to the date of any proposed Prime Rate Advances. Each such notice shall be in writing, or shall be by telephone or telecopier, confirmed immediately in writing, specifying the proposed (i) date of borrowing, (ii) aggregate amount of borrowing, (iii) Type of Advances, (iv) in the case of LIBOR Rate Advances, the initial Interest Period for such Advances, and (v) manner of receipt of the funds, and shall be evidenced by an executed Notice of Borrowing. Each request for such Advances shall be in the aggregate minimum amount of $100,000.00 or an integral multiple thereof, provided however, that with respect to LIBOR Rate Advances, each request shall be in the aggregate minimum amount of $1,000,000.00 and in integral multiples of $100,000.00.

            (b) Notwithstanding the foregoing, the Borrowers may not select any LIBOR Rate Advances if (i) the obligation of any of the Banks to make LIBOR Rate Advances is suspended pursuant to Subsections 2.17(b)(iii) or 2.18(c) or (d) hereof, or (ii) after giving effect to such Advances, the aggregate number of different Interest Periods for outstanding LIBOR Rate Advances and Bid Rate Loans is greater than ten (10) (for purposes of this clause, Interest Periods of the same duration, but commencing on different dates, shall be treated as different Interest Periods).

            (c) Neither the Agent nor any Bank shall incur any liability to the Borrowers in acting upon any telephonic notice referred to herein that the Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of the Borrowers or for otherwise acting in good faith under this Subsection, and, upon funding of Advances by the Banks in accordance with this Agreement pursuant to any telephonic notice, the Borrowers shall be deemed to have received Advances hereunder.

            (d) Each notice of a proposed borrowing of Revolving Credit Advances shall be irrevocable and binding on the Borrowers. In the case of LIBOR Rate Advances, the Borrowers shall indemnify each Bank against any loss, costs, or expense incurred by such Bank as a result of any failure of the Borrowers to fulfill on or before the date specified for such Advance all conditions for such borrowing set forth in Section 5 hereof, or as a result of any purported revocation of such Advance request or any other reason for nonfunding of such Advance, including, without limitation, any loss (including loss of anticipated profits), cost, or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Bank to fund the Advance, when such Advance is not made on such date, as more fully described in Subsection 2.15 hereof.

            (e) The Agent shall give each Bank notice of each request for Revolving Credit Advances in writing or by telephone or telecopier promptly after receipt of such request, provided that if the request was not received prior to 10:00 a.m. (Eastern Time), the Agent shall give such notice no later than 9:00 a.m. (Eastern Time) on the following Business Day. Not later than 2:00 p.m. (Eastern Time) on the date specified in such notice, each Bank shall make available to the Agent, at its Lending Office, in immediately available funds, the Bank's Pro Rata Portion of such borrowing. After the Agent's receipt of such funds, the Agent will make such funds available to the Borrowers at the Agent's office referred to above no later than 2:00 p.m. (Eastern Time) on the date specified in the notice.

            (f) Unless the Agent shall have received notice from a Bank prior to the date of any proposed borrowing that such Bank will not make available to the Agent such Bank's Pro Rata Portion of the borrowing, the Agent may assume that such Bank has made such portion available to the Agent on the date of such borrowing in accordance with the provisions hereof. The Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrowers a corresponding amount. If and to the extent that a Bank shall not have so made such Bank's Pro Rata Portion of a borrowing available to the Agent, such Bank and the Borrowers severally agree to repay to the Agent forthwith upon demand, to the extent not collected from the other, such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Agent at
(i) in the case of the Borrowers, the interest rate applicable at the time to the Advances comprising the borrowing, and (ii) in the case of the Bank, the Federal Funds Rate; provided, however, that the Borrowers shall not be required
                    ------------------
to so repay such amount if and to the extent that the Agent, in its capacity as a Bank, has availability therefor under its Revolving Credit Commitment. In such circumstances, the Agent, in its capacity as a Bank, may, but shall not be required to, make an Advance under its Revolving Credit Commitment in respect of such amount. If the delinquent Bank shall repay to the Agent (in its capacity as Agent or Bank, as appropriate) such amount (with interest), the amount so repaid shall constitute the Bank's Advance as part of such borrowing for purposes of this Agreement. If the Borrowers shall repay to the Agent such corresponding amount, or if the Agent, in its capacity as a Bank, makes an Advance therefor, such payment or Advance shall not relieve the delinquent Bank of its obligations hereunder.

            (g) The failure of any Bank to make an Advance to be made by it as part of any borrowing, when required to do so by the provisions hereof, shall not relieve any other Bank of its obligation hereunder to make its Advance on the date of such borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Advance to be made by such other Bank. Nothing herein shall prejudice any rights or remedies that the Borrowers may have against any Bank as a result of any failure by such Bank to make an Advance hereunder if such failure is in breach of its obligations hereunder.

      2.3   Bid Rate Loans.

      (a) Bid  Rate  Loans.  In  addition  to  borrowings  of  Revolving  Credit
          ----------------
Advances, at any time during the period from the Effective Date to but excluding the Revolving Credit Maturity Date, and so long as the Borrower has been assigned and at such time maintains an Investment Grade Rating, the Borrowers may, as set forth in this Section, request the Banks to make offers to make Bid Rate Loans to the Borrowers in lawful currency of the United States of America. The Banks may, but shall have no obligation to, make such offers and the Borrowers may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

      (b) Requests for Bid Rate Loans.  When the Borrowers  wish to request from
          ---------------------------
the Banks offers to make Bid Rate Loans, they shall give the Agent notice (a "Bid Rate Quote Request") so as to be received no later than 10:00 a.m. on the Business Day next preceding the date of borrowing proposed therein (or such other time and date as the Borrowers and the Agent, with the consent of the Required Banks, may agree). The Agent shall deliver to each Bank a copy of each Bid Rate Quote Request promptly upon receipt thereof by the Agent. The Borrowers may request offers to make Bid Rate Loans for up to [three] different Interest Periods in each Bid Rate Quote Request (for which purpose Interest Periods in different lettered clauses of the definition of the term "Interest Period" shall be deemed to be different Interest Periods even if they are coterminous); provided that the request for each separate Interest Period shall be deemed to be a separate Bid Rate Quote Request for a separate borrowing (a "Bid Rate Borrowing"). Each Bid Rate Quote Request shall be substantially in the form of Exhibit "H" and shall specify as to each Bid Rate Borrowing:

            (i) the proposed date of such borrowing, which shall be a Business Day;

            (ii) the aggregate amount of such Bid Rate Borrowing, which shall be in the minimum amount of $5,000,000 and integral multiples of $500,000 in excess thereof and which shall not cause any of the limits specified in
      Section 2.20 to be violated; and

            (iii) the duration of the Interest Period applicable thereto, subject to the limitations set forth in the definition of the term "Interest Period."

Except as otherwise provided in this subsection (b), no Bid Rate Quote Request shall be given (x) within five Business Days (or such other number of days as the Borrowers and the Agent, with the consent of the Required Banks, may agree) of the giving of any other Bid Rate Quote Request or (y) if after the making of the requested Bid Rate Loan, the aggregate number of different Interest Periods for outstanding LIBOR Rate Advances and Bid Rate Loans is greater than ten (10) (for purposes of this clause, Interest Periods of the same duration, but commencing on different dates, shall be treated as different Interest Periods).

      (c)   Bid Rate Quotes.
            ---------------

            (i) Each Bank may submit one or more Bid Rate Quotes, each containing an offer to make a Bid Rate Loan in response to any Bid Rate Quote Request; provided that, if the Borrowers' request under Section 2.3(b) specified more than one Interest Period, such Bank may make a single submission containing one or more Bid Rate Quotes for each such Interest Period. Each Bid Rate Quote must be submitted to the Agent not later than 12:00 noon on the proposed date of borrowing (or such other time and date as the Borrowers and the Agent, with the consent of the Required Banks, may agree; provided that the Bank then acting as Agent may submit a Bid Rate Quote only if it notifies the Borrowers of the terms of the offer contained therein not later than 11:30 a.m. on the proposed date of such borrowing. Subject to Sections 5 and 8, any Bid Rate Quote so made shall be irrevocable except with the consent of the Agent given at the request of the Borrowers.

            (ii) Each Bid Rate Quote shall be substantially in the form of Exhibit "I" and shall specify:

                  (A) the proposed date of borrowing and the Interest Period therefor;

                  (B) the  principal  amount of the Bid Rate Loan for which each such offer is being made; provided that the aggregate principal amount of all Bid Rate Loans for which a Bank submits Bid Rate
            Quotes  (x)  may be  greater  or  less  than  the  Revolving  Credit
            Commitment of such Bank but (y) shall not exceed the principal amount of the Bid Rate Borrowing for a particular Interest Period for which offers were requested;

                  (C) the  rate of  interest  per  annum  (rounded  upwards,  if necessary, to the nearest 1/1,000th of 1%) offered for each such Bid Rate Loan (the "Bid Rate"); and

                  (D) the identity of the quoting Bank.

      Unless otherwise agreed by the Agent and the Borrowers, no Bid Rate Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Bid Rate Quote Request and, in particular, no Bid Rate Quote may be conditioned upon acceptance by the Borrowers of all (or some specified minimum) of the principal amount of the Bid Rate Loan for which such Bid Rate Quote is being made.

      (d)  Notification  by Agent.  The Agent shall,  as promptly as practicable
           ----------------------
after the Bid Rate Quotes are submitted (but in any event not later than 12:30 p.m. on the proposed date of borrowing), notify the Borrowers of the terms (i) of any Bid Rate Quote submitted by a Bank that is in accordance with Section 2.3(c) and (ii) of any Bid Rate Quote that amends, modifies or is otherwise inconsistent with a previous Bid Rate Quote submitted by such Bank with respect to the same Bid Rate Quote Request. Any such subsequent Bid Rate Quote shall be disregarded by the Agent unless such subsequent Bid Rate Quote is submitted solely to correct a manifest error in such former Bid Rate Quote. The Agent's notice to the Borrowers shall specify (A) the aggregate principal amount of the Bid Rate Borrowing for which offers have been received and (B) the principal amounts and Bid Rates so offered by each Bank (identifying the Bank that made each Bid Rate Quote).

      (e)   Acceptance by Borrowers.
            -----------------------

            (i) Not later than 1:00 p.m. on the proposed date of borrowing (or such other time and date as the Borrowers and the Agent, with the consent of the Required Banks, may agree), the Borrowers shall notify the Agent of its acceptance or nonacceptance of the offers so notified to it pursuant to Section 2.3(d) which notice shall be in the form of Exhibit "J". In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The failure of the Borrowers to give such notice by such time shall constitute nonacceptance. The Borrowers may accept any Bid Rate Quote in whole or in part (provided any acceptance in part shall be in a minimum amount of $5,000,000 and integral multiples of $500,000 in excess thereof); provided that:

                  (A) the aggregate  principal amount of each Bid Rate Borrowing may not exceed the applicable amount set forth in the related Bid Rate Quote Request;

                  (B) the aggregate  principal amount of each Bid Rate Borrowing shall comply with the provisions of Section 2.2(a) but shall not cause the limits specified in Section 2.20 to be violated;

                  (C) acceptance of offers may be made only in ascending order of Bid Rates in each case beginning with the lowest rate so offered; and

                  (D) the  Borrowers  may not  accept  any offer  that  fails to comply with Section 2.3(c) or otherwise fails to comply with the requirements of this Agreement).

            (ii) If offers are made by two or more Banks with the same Bid Rates for a greater aggregate principal amount than the amount in respect of which offers are accepted for the related Interest Period, the principal amount of Bid Rate Loans in respect of which such offers are accepted shall be allocated by the Agent among such Banks in proportion to the aggregate principal amount of such offers. Determinations by the Agent of the amounts of Bid Rate Loans shall be conclusive in the absence of manifest error.

      (f)  Obligation to Make Bid Rate Loans.  The Agent shall  promptly (and in
           ---------------------------------
any event not later than 2:00 p.m. on the proposed date of borrowing) notify each Bank that submitted a Bid Rate Quote which was accepted as to whose Bid Rate Quote has been accepted and the amount and rate thereof. No Bank shall be relieved of its obligation to fund a Bid Rate Loan prior to the time the applicable Bid Rate Loan is funded. Any Bank whose offer to make any Bid Rate Loan has been accepted shall, not later than 3:00 p.m. on the date specified for the making of such Advance, make the amount of such Advance available to the Agent at its office in immediately available funds, for account of the Borrowers. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrowers no later than 4:00 p.m. on such date by depositing the same, in immediately available funds, in an account of the Borrowers designated by the Borrowers.

      (g) No Effect on  Commitment.  Except as otherwise  provided  herein,  the
           -----------------------
amount of any Bid Rate Loan made by any Bank shall not constitute a utilization of such Bank's Revolving Credit Commitment.

      2.4   Swingline Loans.

      (a) Swingline Loans.  Subject to the terms and conditions  hereof,  during
           --------------
the period from the Effective Date to but excluding the Revolving Credit Maturity Date, the Swingline Lender agrees to make Swingline Loans to the Borrowers in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount of the Swingline Commitment. If at any time the aggregate principal amount of the Swingline Loans outstanding at such time exceeds the Swingline Commitment in effect at such time, the Borrowers shall immediately pay the Swingline Lender the amount of such excess. Subject to the terms and conditions of this Agreement, the Borrowers may borrow, repay and reborrow Swingline Loans hereunder.

      (b) Procedure for Borrowing  Swingline Loans. The Borrowers shall give the
           ---------------------------------------
Swingline Lender notice pursuant to a Notice of Swingline Borrowing or telephonic notice of each borrowing of a Swingline Loan. Each Notice of Swingline Borrowing shall be delivered to the Swingline Lender no later than 3:00 p.m. on the proposed date of such borrowing. Any such telephonic notice shall include all information to be specified in a written Notice of Swingline Borrowing and shall be promptly confirmed in writing by the Borrowers pursuant to a Notice of Swingline Borrowing sent to the Swingline Lender by telecopy on the same day of the giving of such telephonic notice. Not later than 4:00 p.m. on the date of the requested Swingline Loan and subject to satisfaction of the applicable conditions set forth in Section 5 for such borrowing, the Swingline Lender will make the proceeds of such Swingline Loan available to the Borrowers in lawful currency of the United States of America, in immediately available funds, at the account specified by the Borrowers in the Notice of Swingline Borrowing.

      (c)  Interest.  Swingline  Loans  shall bear  interest at a per annum rate
           --------
equal to the Prime Rate or at such other rate or rates as the Borrowers and the Swingline Lender may agree from time to time in writing. Interest payable on Swingline Loans is solely for the account of the Swingline Lender. All accrued and unpaid interest on Swingline Loans shall be payable on the dates and in the manner provided in Section 2.9 with respect to interest on Prime Rate Advances (except as the Swingline Lender and the Borrowers may otherwise agree in connection with any particular Swingline Loan).

      (d) Swingline  Loan  Amounts,  Etc.  Each  Swingline  Loan shall be in the
           -----------------------------
minimum amount of $100,000 and integral multiples of $25,000 in excess thereof, or such other minimum amounts agreed to by the Swingline Lender and the Borrower. Any voluntary prepayment of a Swingline Loan must be in integral multiples of $100,000 or the aggregate principal amount of all outstanding Swingline Loans (or such other minimum amounts upon which the Swingline Lender and the Borrowers may agree) and in connection with any such prepayment, the Borrowers must give the Swingline Lender prior written notice thereof no later than 4:00 p.m. on the date of such prepayment. The Swingline Loans shall, in addition to this Agreement, be evidenced by the Swingline Note.

      (e) Repayment and  Participations  of Swingline Loans. The Borrowers agree
           ------------------------------------------------
to repay each Swingline Loan within one Business Day of demand therefor by the Swingline Lender and in any event, within 5 Business Days after the date such Swingline Loan was made. Notwithstanding the foregoing, the Borrower shall repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Swingline Loans on the Revolving Credit Maturity Date (or such earlier date as the Swingline Lender and the Borrower may agree in writing). In lieu of demanding repayment of any outstanding Swingline Loan from the Borrowers, the Swingline Lender may, on behalf of the Borrowers (which hereby irrevocably direct the Swingline Lender to act on their behalf), request a borrowing of Revolving Credit Advances which are Prime Rate Advances from the Banks in an amount equal to the principal balance of such Swingline Loan. The amount limitations of Section 2.2(a) shall not apply to any borrowing of Revolving Credit Advances made pursuant to this subsection. Each Bank will make available to the Agent for the account of Swingline Lender, in immediately available funds, the proceeds of such Prime Rate Advance to be made by such Bank. The Agent shall pay the proceeds of such LIBOR Rate Advances to the Swingline Lender, which shall apply such proceeds to repay such Swingline Loan. If the Banks are prohibited from making Advances required to be made under this subsection for any reason whatsoever, including without limitation, the occurrence of any of the Events of Default described in Sections 8.4 or 8.5, each Bank shall purchase from the Swingline Lender, without recourse or warranty, an undivided interest and participation to the extent of such Bank's Pro Rata Portion of such Swingline Loan, by directly purchasing a participation in such Swingline Loan in such amount (regardless of whether or not the Borrowers have submitted a Notice of Borrowing and whether or not the Revolving Credit Commitments are then in effect, any Event of Default exists or all the Advances have been accelerated) and paying the proceeds thereof to the Agent on behalf of the Swingline Lender in lawful currency of the United States of America and in immediately available funds. If such amount is not in fact made available to the Swingline Lender by any Bank, the Swingline Lender shall be entitled to recover such amount on demand from such Bank, together with accrued interest thereon for each day from the date of demand thereof, at the Federal Funds Rate. If such Bank does not pay such amount forthwith upon the Swingline Lender's demand therefor, and until such time as such Bank makes the required payment, the Swingline Lender shall be deemed to continue to have outstanding Swingline Loans in the amount of such unpaid participation obligation for all purposes of the Loan Documents (other than those provisions requiring the other Banks to purchase a participation therein). Further, such Bank shall be deemed to have assigned any and all payments made of principal and interest on its Advances, and any other amounts due to it hereunder, to the Swingline Lender to fund Swingline Loans in the amount of the participation in Swingline Loans that such Bank failed to purchase pursuant to this Section until such amount has been purchased (as a result of such assignment or otherwise). A Bank's obligation to purchase participations in Swingline Loans under this Section shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including without limitation, (i) any claim of setoff, counterclaim, recoupment, defense or other right which such Bank or any other Person may have or claim against the Agent, the Swingline Lender or any other Person, (ii) the occurrence or continuation of an Event of Default (including without limitation, any of the Defaults or Events of Default described in Sections 8.4 or 8.5) or the termination of any Bank's Revolving Credit Commitment, (iii) the existence (or alleged existence) of an event of condition which has had or could have a materially adverse effect on the business, assets, liabilities, financial condition, results of operations or business prospects of any Borrower, (iv) any breach of any Loan Document by the Agent, any Bank or any Borrower or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

      2.5   Letters of Credit.

            (a) Subject to the terms and conditions hereof, including but not limited to the limitations set forth in Subsection 2.1(a) and 2.6 hereof, the Revolving Credit Commitments may be utilized, upon the request of the Borrowers, for the issuance of standby letters of credit by the Issuing Bank ("Letters of Credit"). Each Letter of Credit issued hereunder shall be in such form, contain such terms, and support such transactions as shall be satisfactory to the Issuing Bank in its sole discretion. No Letter of Credit shall have a term extending beyond the earlier of (i) one year after the date of issuance or (ii) the Revolving Credit Maturity Date.

            (b) Each Letter of Credit shall be requested by the Borrowers by irrevocable notice (effective upon receipt) from the Borrowers to the Issuing Bank and the Agent (which shall promptly give notice thereof to the Banks) no later than 10:00 a.m. (Eastern Time) three (3) Business Days prior to the date of the proposed issuance of the Letter of Credit. Each such notice from the Borrowers shall be in writing, or shall be by telephone or telecopier, confirmed immediately in writing, specifying the proposed (i) date of issuance of such Letter of Credit, (ii) maximum amount of such Letter of Credit, (iii) expiration date of such Letter of Credit, (iv) name and address of the beneficiary of such Letter of Credit, (v) form of such Letter of Credit, and (vi) description of transaction supported by the Letter of Credit, and shall be evidenced by an executed Notice of Borrowing. The request shall be accompanied by such other applications, agreements, information, and documents as the Agent or the Issuing Bank shall require, and the payment of the fees and commissions described in Subsection 2.10 hereof.

            (c) If the form of the Letter of Credit and transaction supported by the Letter of Credit is satisfactory to the Issuing Bank in its sole discretion, and subject to the other terms and conditions of this Agreement, the Issuing Bank will make such Letter of Credit available to the Borrowers designated in the Notice of Borrowing at the Issuing Bank's Lending Office described in the signature pages hereof or as otherwise agreed with the Borrowers in connection with such issuance.

            (d) Upon the issuance of any Letter of Credit by the Issuing Bank, the Issuing Bank shall be deemed, irrevocably and without further action by any party hereto, to have sold to each Bank, and each Bank shall be deemed, irrevocably and without further action by any party hereto, to have purchased from the Issuing Bank, an undivided interest and participation in, to the extent of such Bank's Pro Rata Portion, the Letter of Credit and the related Letter of Credit Contingent Obligation. The Issuing Bank shall notify the Agent of the issuance of any Letter of Credit, and the Agent shall promptly notify each Bank of such Bank's Pro Rata Portion of the amount of the Letter of Credit and the related Letter of Credit Contingent Obligation. Each Bank's Pro Rata Portion of the Letter of Credit Contingent Obligation shall be deemed to utilize the Bank's Revolving Credit Commitment and reduce the availability thereunder, until such time as the Letter of Credit Contingent Obligation terminates by virtue of expiration of or payment under the Letter of Credit.

            (e) The payment by the Issuing Bank of a draft drawn under a Letter of Credit shall constitute for all purposes hereunder the making by the Issuing Bank of a Revolving Credit Advance (which shall be a Prime Rate Advance unless otherwise specified by the Borrowers in accordance with the procedures contained in Subsection 2.17 hereof), in the amount of such payment (but without any requirement for compliance with the requirements for the making of a Revolving Credit Advance contained in Subsections 2.1 and 2.2 and Section 5 hereof).

            (f) The Issuing Bank shall give the Agent prompt notice of any presentation of a draw under a Letter of Credit in writing or by telephone or telecopier, and the Agent shall give prompt notice thereof to the Banks. Each
Bank shall, on the date of receipt of such notice, either (i) make a Revolving Credit Advance (which shall be a Prime Rate Advance unless otherwise specified by the Borrowers in accordance with the procedures contained in Subsection 2.17 hereof) in an amount equal to its Pro Rata Portion of the payment under the Letter of Credit, subject to the requirements for the making of a Revolving Credit Advance contained in Subsection 2.1 and 2.2 and Section 5 hereof), and shall simultaneously make available to the Issuing Bank at its Lending Office specified in the signature pages hereof, in immediately available funds, the proceeds of such Revolving Credit Advance, or (ii) if for any reason Borrowers is not entitled on such day to receive a Revolving Credit Advance each Bank shall pay to the Issuing Bank such Bank's Pro Rata Portion of such draw, whereupon such Bank shall acquire a participation, to the extent of such Pro Rata Portion, in the claim of the Issuing Bank against Borrowers in respect of such draw.

            (g) If and to the extent that any Bank shall not have so made the proceeds of such a Revolving Credit Advance available to the Issuing Bank, the Bank and the Borrowers severally agree to repay to the Issuing Bank forthwith upon demand, to the extent not collected from the other, such corresponding amount together with interest thereon, for each day from the date of receipt of notice of the draw until the date the Bank's Pro Rata Portion thereof is paid to the Issuing Bank at (i) in the case of the Borrowers, the interest rate applicable at the time to the Advances, and (ii) in the case of the Bank, the Federal Funds Rate, provided, however, that the Borrowers shall not be required to so repay such amount if and to the extent that the Agent, in its capacity as a Bank, has availability therefor under its Revolving Credit Commitment. In such circumstances, the Agent, in its capacity as a Bank, may, but shall not be required to, make a Revolving Credit Advance under its Revolving Credit Commitment in respect of such amount. If the Borrowers shall repay to the Agent such corresponding amount, or if the Agent, in its capacity as a Bank, makes an Advance therefor, such payment or Advance shall not relieve the delinquent Bank of its obligations hereunder.

      2.6 Use of Proceeds. The Advances and Letters of Credit shall be used by the Borrowers for general corporate purposes including, but not limited to, the acquisition, renovation, and development of real estate properties and for the repayment of indebtedness; provided, however, that Borrowers may acquire income producing unsubordinated ground leases which are intended to support income producing commercial restaurant and retail properties upon completion of development of such properties, but only if (a) such completion occurs within a reasonable period of time following acquisition of such ground lease and (b) after giving effect to any such acquisitions, the aggregate Gross Lease Revenues from such properties does not at any time exceed five percent (5%) of the Gross Lease Revenues of all real property assets of the Borrowers'; provided further, however, that the aggregate amount available for the issuance and funding of standby Letters of Credit shall be limited to Fifteen Million Dollars ($15,000,000.00). From time to time and upon the Agent's request, the Borrowers shall furnish to the Agent evidence satisfactory to the Agent that such proceeds are being used according to the terms of this Subsection.

      2.7   Notes.

      (a) Revolving  Note. The aggregate  indebtedness  of the Borrowers to each
           --------------
Bank resulting from Revolving Credit Advances shall, in addition to this Agreement, also be evidenced by a promissory note of the Borrowers payable to such Bank, in a principal amount equal to the amount of such Bank's Revolving Credit Commitment and in substantially in the form of Exhibit "B" hereto (each a "Revolving Note"). The Revolving Notes collectively constitute a renewal and modification of the Existing Note.

      (b) Bid Rate Notes. The Bid Rate Loans made by any Bank shall, in addition
           -------------
to this Agreement, also be evidenced by a single promissory note of the Borrowers substantially in the form of Exhibit "M" (each a "Bid Rate Note"), dated the date hereof, payable to the order of such Bank and otherwise duly completed.

      2.8   Interest.

            (a) The Borrowers shall pay interest on the unpaid principal amount of each Advance from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                  (i) during such periods as a Revolving Credit Advance is a Prime Rate Advance, a rate equivalent to the Prime Rate in effect from time to time, which rate shall be adjusted daily to reflect changes in the Prime Rate, with each adjustment to be effective on the day the change occurs;

                  (ii) during such periods as a Revolving Credit Advance is a LIBOR Rate Advance, a per annum rate equivalent to the Reserve Adjusted LIBOR Rate for the Interest Period for such Advance plus the applicable margin determined in accordance with the following table based on CNLR's credit rating; provided, however, that such applicable margin shall be adjusted from time to
------------------
time to reflect changes in the ratings of CNLR such adjustments to take effect on the date of any change in any such rating. CNLR shall give the Agent prompt written notice of any change in any such rating. If CNLR maintains two or more credit ratings, the lowest of the two highest ratings received from any two of the three rating agencies identified in the definition of Investment Grade Rating shall determine such applicable margin.


    Level          Rating Received                    Applicable Margin
    -----          ---------------                    -----------------
      I            A-/A3                                   0.80%
     II            BBB+/Baa1                               0.90%
     III           BBB/Baa2                                1.00%
     IV            BBB-/Baa3                               1.15%
      V            Not Investment Grade Rating             1.50%


                  (iii) if such Advance is a Bid Rate Loan, at the Bid Rate for such Advance for the Interest Period therefor quoted by the Bank making such Advance in accordance with Section 2.3.

Notwithstanding the foregoing, during the continuance of an Event of Default, the Borrowers shall pay to the Agent for the account of each Bank interest at the Default Rate on the outstanding principal amount of any Advance made by such Bank and on any other amount payable by the Borrowers hereunder or under the Notes held by such Bank to or for the account of such Bank (including without limitation, accrued but unpaid interest to the extent permitted under Applicable
Law). Interest payable at the Post-Default Rate shall be payable from time to time on demand.

      2.9   Repayment.

            (a) Interest on the Revolving Credit Advances shall be paid to the Agent for the account of the Banks as follows:

                  (i) Accrued interest on each Prime Rate Advance shall be paid quarterly in arrears on the last Business Day of March, June, September, and December of each year, and on the Revolving Credit Maturity Date.

                  (ii) In respect of any LIBOR Rate Advance, accrued interest shall be payable in arrears on the last Business Day of the applicable Interest Period, provided that interest on LIBOR Rate Advances shall additionally be payable on the last day of each three month period of any Interest Period that exceeds three months in duration, and on the Revolving Credit Maturity Date.

                  (iii) In respect of any Bid Rate Loan, accrued interest shall be payable in arrears on the last day of the Interest Period for such Bid Rate Loan, provided that interest on a Bid Rate Loan shall additionally be payable on the last day of each three month period of any Interest Period with respect to such Bid Rate Loan that exceeds three months in duration, and on the Revolving Credit Maturity Date.

                  (iv) In addition to the interest due and payable under (i) through (iii) above, and as provided elsewhere in the Agreement, all accrued interest on any Advance or other amount owing hereunder or under any Loan Document shall be due and payable on each date when all of the unpaid principal balance of such Advance or other obligation shall be due (whether by maturity, acceleration or otherwise).

            (b) Principal of the Revolving Credit Advances, if not sooner paid, shall be paid to the Agent on the Revolving Credit Maturity Date for the account of the Banks. Principal of a Bid Rate Loan, if not sooner paid, shall be paid to the Agent on the last day of the Interest Period for such Bid Rate Loan for the account of the Bank which made such Bid Rate Loan.

            (c) If any payment of principal or interest or both is more than ten
(10) days late, the Borrowers will pay to the Agent, for the account of the Banks, a late charge equal to five percent (5%) of the payment (the "Late Fee"). The provisions herein for a Late Fee shall not be deemed to extend the time for any payment or to constitute a "grace period" giving the Borrowers a right to cure such default.

      2.10  Fees.

            (a) As consideration for making the Revolving Credit Facility available, the Borrowers shall pay to the Agent, for the pro rata account of the Banks based on the amounts of the then existing Revolving Credit Commitments, a fee from the Effective Date to the Revolving Credit Maturity Date (as may be extended hereunder) equal to the percentage of the aggregate Revolving Credit Commitments corresponding to the "Level" in the table below at which the applicable margin for LIBOR Rate Advances is determined in accordance with the table set forth in Section 2.8(a)(ii); provided, however, that such percentage shall be adjusted from time to time to reflect changes in the "Level" at which such applicable margin is determined in accordance with such Section, such adjustments to take effect on the date of any change in any such "Level". Such fee shall be computed on the basis of aggregate amount of the Banks' then existing Revolving Credit Commitments (regardless of utilization) and shall be payable quarterly in arrears on the last Business Day of March, June, September and December of each year and on the Revolving Credit Maturity Date.

                       Applicable Fee
    Level                Percentage
    -----              --------------
      I                    0.15%
     II                    0.15%
     III                   0.20%
     IV                    0.25%
      V                    0.25%


            (b) The Borrowers shall pay to the Agent, for the account of the Issuing Bank and the other Banks, a letter of credit fee in an amount equal to the product of (i) one percent (1%) per annum and (ii) the face amount of each Letter of Credit on the date such fee is due. Such letter of credit fee shall be payable quarterly in arrears (i) on the last Business Day of March, June, September and December of each year, beginning with the first such day to occur after the Closing Date and (ii) on the later of the Revolving Credit Maturity Date and the date of termination of the last outstanding Letter of Credit. One-eighth (0.125) of such fee shall be payable to the Issuing Bank as issuing bank and the remaining seven-eighths (0.875) of such fee shall be payable to and shared by the Banks (including the Issuing Bank) based on the Pro Rata Portion of each. In addition to the foregoing fee, the Borrowers shall pay or reimburse the Issuing Bank for such normal and customary costs and expenses as are incurred or charged by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

            (c) If the Revolving Credit Maturity Date is extended pursuant to Subsection 2.11 of this Agreement, the Borrowers shall pay to the Agent for the account of each Bank consenting to such extension an extension fee in an amount equal to 0.15% of the Revolving Credit Commitment of such Bank. Such fee shall be due and payable on the date which was the previous Revolving Credit Maturity Date prior to such extension.

            (d) The Borrowers shall also pay to the Agent such agency and other fees as the Agent and the Borrowers shall separately agree in writing.

      2.11  Extension of Revolving Credit Maturity Date.

            (a) The Borrowers may request that the Agent and the Banks extend the current Revolving Credit Maturity Date by one additional year by all of the Borrowers executing and delivering to the Agent at least 90 days but no more than 150 days prior to the current Revolving Credit Maturity Date, a written request in for such extension. The Agent shall forward to each Bank a copy of such extension request delivered to the Agent promptly upon receipt thereof. If all of the Banks shall have notified the Agent on or prior to the date which is 30 days subsequent to the date on which the Borrowers have executed and delivered to the Agent a written request for such extension that they consent to such extension, then the Revolving Credit Maturity Date shall be extended for one year. Otherwise, the Revolving Credit Maturity Date shall not be extended except as otherwise permitted under the immediately following subsection (b). The Agent shall promptly notify the Borrowers whether a requested extension has been consented to or rejected as well as which Bank or Banks, if any, rejected such extension request (each such Bank, a "Rejecting Bank"). The Borrowers understand and acknowledge that (i) this Section has been included in this Agreement for the Borrowers' convenience in requesting an extension of the Revolving Credit Maturity Date; (ii) none of the Banks nor the Agent has promised (either expressly or impliedly), nor has any obligation or commitment whatsoever, to extend the Revolving Credit Maturity Date at any time and (iii) the Banks may condition any such extension on such terms and conditions as the Banks deem appropriate.

            (b) Notwithstanding the preceding subsection (a), if the Borrowers receive notification from the Agent that an extension request has been rejected (a "Notice of Rejection"), and provided that the aggregate amount of all Revolving Credit Commitments of the Rejecting Banks does not exceed 25.0% of the aggregate amount of Revolving Credit Commitments then outstanding, the Borrowers may elect, with respect to each such Rejecting Bank, by giving written notice from all of the Borrowers to the Agent of any such election within 15 days after receipt by the Borrowers of a Notice of Rejection, to either (i) require such Rejecting Bank to assign its respective Revolving Credit Commitment to an Eligible Assignee as contemplated in the immediately following clause (x) or
(ii) pay in full the amount of Loans, interest and fees, together with all amounts, if any, payable under Section 2.15, owing to such Rejecting Bank and terminate such Rejecting Bank's Revolving Credit Commitment as contemplated in the immediately following clause (y). If the Borrowers have made a timely election as permitted by the preceding sentence, then the Borrowers shall take either of the following actions as specified in such election: (x) demand that such Rejecting Bank, and upon such demand such Rejecting Bank shall be obligated to, assign its respective Revolving Credit Commitment to an Eligible Assignee designated by the Borrowers subject to and in accordance with the provisions of
Section 11.4(b) for a purchase price equal to the aggregate principal balance of Advances then outstanding and owing to such Rejecting Bank plus any accrued but unpaid interest thereon and accrued but unpaid fees owing to such Rejecting Bank, any such assignment to be effective as of the current Revolving Credit Maturity Date (without having given effect to the pending extension request) or
(y) effective as of the current Revolving Credit Maturity Date (without having given effect to the pending extension request), pay to such Rejecting Bank the aggregate principal balance of Advances then outstanding and owing to such Rejecting Bank plus any accrued but unpaid interest thereon and accrued but unpaid fees owing to such Rejecting Bank, together with all amounts, if any, payable under Section 2.15, whereupon such Rejecting Bank's Revolving Credit Commitment shall terminate, and such Rejecting Bank shall no longer be a party hereto or have any rights or obligations hereunder or under any of the other Loan Documents. None of the Agent, such Rejecting Bank, or any other Bank shall be obligated in any way whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. If the Borrowers have elected to cause all Rejecting Banks either to assign their Commitments to Eligible Assignees as contemplated by the preceding clause (x) or to be paid the amounts specified in the preceding clause (y), then the Borrowers' extension request which was initially rejected shall be deemed to have been granted and accordingly the Revolving Credit Maturity Date shall be extended by one year, otherwise the Revolving Credit Maturity Date shall not be extended. If the aggregate amount of Commitments of the Rejecting Banks exceeds 25.0% of the aggregate amount of Commitments then outstanding, the Revolving Credit Maturity Date shall not be extended.


      2.12 Single Loan. The Advances and all other obligations arising under this Agreement and the other Loan Documents shall constitute one general obligation of the Borrowers.

      2.13  Payments and Computations.

            (a) Except as otherwise provided in Section 2.4 hereof, the Borrowers shall make each payment due under the Notes or otherwise due hereunder not later than 12:00 p.m. (Eastern Time) on the day when due to the Agent in immediately available funds. Any such payment received later than 12:00 p.m. (Eastern Time) shall be deemed received by the Agent on the following Business Day. In the event any such payment is received by the Agent not later than 12:00 p.m. (Eastern Time), the Agent will thereafter on the date such payment is received cause to be distributed like funds ratably to the Banks, in each case to be applied in accordance with the terms of this Agreement. If any such payment is received by the Agent after 12:00 p.m. (Eastern Time), the Agent will thereafter on the following Business Day cause to be distributed like funds ratably to the Banks, in each case to be applied in accordance with the terms of this Agreement. In the event the Agent does not so distribute such funds to the Banks, it shall pay interest thereon, for each day from the Business Day following the date such amount is payable to the Banks to the date the Agent repays such amount to the Banks, at the Federal Funds Rate.

            (b) If the Agent receives funds for application to the Revolving Credit Advances under circumstances for which the Loan Documents or the Borrowers (to the extent permitted by the Loan Documents) do not specify the Revolving Credit Advances to which, or the manner in which, such funds are to be applied, the Agent shall distribute such funds for application to the Revolving Credit Advances to each Bank ratably in accordance with such Bank's Pro Rata Portion, in repayment or prepayment of such of the outstanding Advances of such Bank, and for application to such principal installments or interest.

            (c) Unless the Agent shall have received notice from the Borrowers prior to the date on which any payment is due to any Banks hereunder that the Borrowers will not make such payment in full, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date. The Agent may, in reliance upon such assumption, cause to be distributed to each Bank on the Business Day following the date when due an amount equal to the amount then due to such Bank. If and to the extent the Borrowers shall not have made such payment in full to the Agent, each such Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

            (d) Each payment and prepayment by the Borrowers of principal or interest shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debt. If any installment of principal or interest becomes due and payable on a day other than a Business Day, the due date thereof shall be extended to the next succeeding Business Day (except as otherwise provided with respect to LIBOR Rate Advances and Bid Rate Loans in the definition of "Interest Period"), and, in the case of principal, interest shall be payable during the extension at the applicable interest rate.

            (e) Unless otherwise specified herein, or unless otherwise determined by the Required Banks in their sole discretion, all payments (other than prepayments) of a particular Revolving Credit Advance shall be applied pro rata among the Banks first to interest and lawful charges then accrued and then to principal. The Borrowers shall, at the time of making payments of Advances, specify to the Agent (which shall so notify the Banks to which such Advances are owed) of the Advances to be paid. Notwithstanding anything herein to the contrary, all payments of principal, interest, fees and other amounts in respect of the Swingline Loans shall be for the account of the Swingline Lender only (except to the extent any Bank shall have acquired a participating interest in any such Swingline Loan pursuant to Section 2.4(e)).

            (f) Each Borrower hereby authorizes the Agent and each Bank, if and to the extent that any payments owed hereunder are not made when due, to charge such payments from time to time against any or all of such Borrower's accounts with the Agent or the Bank, in which event the Agent or the Bank will give prompt notice to such Borrower of such charge; provided, however, that the failure to give such notice shall not affect the validity of such charge. Any such Bank will give notice to the Agent thereof.

            (g) Interest and any fees hereunder shall be computed on the basis of a year of 360 days, but charged for the actual number of days elapsed. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

            (h) Notwithstanding anything contained herein to the contrary, in no event shall any interest rate provided for herein exceed the maximum rate of interest allowed by applicable law, as amended from time to time. Neither the Banks nor the Agent intend to charge any amount of interest or other fees or charges in the nature of interest that exceeds the maximum amount allowed by applicable law. If any payment of interest or in the nature of interest would cause the foregoing interest rate limitation to be exceeded, then such excess payment shall be credited as a payment of principal, unless the Borrowers notify the Agent in writing that the excess payment must be returned to the Borrowers, together with interest at the rate specified in Section 687.04(2), Florida Statutes, or any successor statute.

            (i) Notwithstanding any other provision in Sections 2.13 or 2.14 to the contrary, if an Event of Default shall have occurred and be continuing and the maturity of the Notes has been accelerated, all payments received by the Agent under any of the Loan Documents, in respect of any principal of or interest on any Advance or any other amounts payable by a Borrower hereunder or thereunder, shall be applied by the Agent in the following order and priority:
(i) first, to amounts due to the Agent and the Banks in respect of fees and expenses due under any of the Loan Documents; (ii) second, to payments of interest on all Advances, to be applied for the ratable benefit of the Banks;
(iii) third, to payments of principal of all Advances, to be applied for the ratable benefit of the Banks; (iv) fourth, to amounts due to the Agent and the Banks pursuant to Sections 9.9 and 10; (v) fifth, to payments of all other amounts due and owing by any Borrower under any of the Loan Documents, if any, to be applied for the ratable benefit of the Banks; and (vi) sixth, any amount remaining after application as provided above, shall be paid to the Borrowers or whomever else may be legally entitled thereto.

      2.14  Prepayments.

            (a) The Borrowers shall be entitled to prepay Prime Rate Advances in whole or in part, at any time, without premium or penalty, upon notice to the Agent no later than 10:00 a.m. (Eastern Time) at least one Business Day prior to the proposed date of the prepayment, each notice stating the proposed date, Advances to be prepaid, and aggregate principal amount of the prepayment in the form of the Notice of Prepayment attached hereto as Exhibit "D".

            (b) The Borrowers shall be entitled to pay LIBOR Rate Advances only on the last days of the applicable Interest Periods, without premium or penalty, upon notice to the Agent no later than 10:00 a.m. (Eastern Time) at least three
(3) Business Days prior to the proposed date of the prepayment, each notice stating the proposed date, Advances to be paid, and aggregate principal amount of the payment in the form of the Notice of Prepayment attached hereto as Exhibit "D".

            (c) Any prepayment of Prime Rate Advances shall be in the aggregate principal amount of $100,000.00 or an integral multiple thereof, and any payment of LIBOR Rate Advances shall be in the full amount of the LIBOR Rate Advances so paid.

            (d) On or prior to the Revolving Credit Maturity Date, any prepayment of any Advances (whether optional or required, but not including any payment after default or acceleration) shall be applied first to principal and then to interest and lawful charges, unless otherwise specified by the Borrowers. In the event of a prepayment after default or acceleration, any prepayment of any Advances shall be applied as provided in Section 2.13(i) hereof. The Borrowers shall, at the time of making prepayments of Advances, specify to the Agent (which shall so notify the Banks) of the Advances to be prepaid.

            (e)   Notwithstanding   the   provisions  of  Subsection   2.15(b)
hereof, Bid Rate Loans may not be prepaid.

      2.15  Compensation.

            (a) Notwithstanding the provisions of Subsection 2.14(b) hereof, which prohibit prepayment of LIBOR Rate Advances prior to the end of the applicable Interest Period, in the event that all or any portion of any LIBOR Rate Advances are repaid, prepaid, or Converted prior to the end of the applicable Interest Period, regardless of whether such payment or Conversion is optional or obligatory, or in the event that any LIBOR Rate Advances are not borrowed or Converted as specified in a notice given pursuant to Subsection 2.2 or 2.17 hereof for any reason, including the failure of any conditions precedent, the Borrowers shall be required to pay to the Agent, for the account of the Banks, compensation as follows. The Borrowers shall be required to pay an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the portion of the LIBOR Rate Advances repaid, prepaid, Converted, or not borrowed or Converted from and after the date of such payment, prepayment, Conversion, failure to borrow, or failure to Convert, to the last day of the applicable Interest Period (or, in the case of a failure to borrow or Convert, to the last day of the Interest Period which would have commenced) at the applicable rate of interest for such Advances specified herein, minus (ii) the amount of interest which would have accrued on such LIBOR Rate Advances or portion thereof from and after the date of such payment, prepayment, Conversion, failure to borrow, or failure to Convert, to the last day of the applicable Interest Period at the applicable rate of interest for such Advances specified herein, but calculated with respect to a LIBOR Rate based on an amount substantially equal to the amount paid, prepaid, Converted, or not borrowed or Converted, and an Interest Period substantially equal to the number of days remaining in the applicable Interest Period. Whether or not the foregoing calculation results in a charge to be paid by the Borrowers, the Borrowers shall also pay all actual out-of-pocket expenses other than those taken into account in the foregoing calculation incurred by the Banks and the Agent (excluding any internal expenses) and reasonably attributable to such payment, prepayment, Conversion, or failure to borrow or Convert. The Borrowers acknowledge that the Banks are relying in the LIBOR Rate Advances remaining outstanding or being borrowed or Converted for the entire Interest Periods selected, and that the foregoing compensation represents reasonable liquidated damages and is not a penalty. The foregoing compensation shall apply with respect to all payments, prepayments, and Conversions of LIBOR Rate Advance and all failures to borrow and failures to Convert into LIBOR Rate Advances, whether optional or obligatory (including any required principal installments and any required Conversions pursuant to the provisions of Subsections 2.17 and 2.18 hereof), and shall include any prepayment, repayment, or Conversion after default or acceleration of the Note.

            (b) The Borrowers shall pay to the Agent for the account of each affected Bank, upon the request of such Bank through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost or expense that such Bank determines is attributable to (a) any payment or prepayment (whether mandatory or optional) of a Bid Rate Loan made by such Bank for any reason (including, without limitation, acceleration) on a date other than the last day of the Interest Period for such Advance, or (b) any failure by a Borrower for any reason (including, without limitation, the failure of any of the applicable conditions precedent specified in Section 5 to be satisfied) to borrow a Bid Rate Loan pursuant to Section 2.3 hereof from such Bank on the date established for such borrowing.

      2.16  Sharing of Payments, Etc.

            (a) If any Bank shall obtain from any Borrower payment of any principal of or interest on any Advance owing to it or payment of any other amount under this Agreement or any other Loan Document through the exercise of any right of set-off, banker's lien, counterclaim, similar right, or otherwise (other than from the Agent as provided herein), and, as a result of such payment, such Bank shall have received a greater percentage of the principal of or interest on the Advances or other amounts then due hereunder by Borrowers than the percentage which such Bank is entitled to receive hereunder, it shall promptly purchase from such other Banks participations in (or, if, and to the extent specified by such Bank, direct interests in) the Advances or such other amounts, respectively, owing to such other Banks (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Banks shall share the benefit of such excess payment (net of any expenses which may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and interest on the Advances or such other amounts, respectively, owing to each of the Banks. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sole or otherwise) if such payment is rescinded or must otherwise be restored.

            (b) Nothing contained herein shall require any Bank to exercise any right referenced in Subsection (a) of this Section 2.16 or affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Borrower. If, under any applicable bankruptcy, insolvency, or other similar law, any Bank receives a secured claim in lieu of a set-off to which this Subsection applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a matter consistent with the rights of the Banks entitled under this Subsection to share in the benefits of any recovery on such secured claim.

      2.17  Conversion  and  Continuation  of  Advances;   Failure  to  Select
Interest Period.

            (a) The Borrowers may, upon notice given to the Agent in the form of the Notice of Conversion/Continuation attached hereto as Exhibit "E" (effective upon receipt) no later than 10:00 a.m. (Eastern Time) at least three (3) Business Days prior to the date of a proposed Conversion into or Continuation of LIBOR Rate Advances and not later than 10:00 a.m. (Eastern Time) at least one
(1) Business Day prior to the date of a proposed Conversion into Prime Rate Advances, and subject to the provisions hereof, Convert Revolving Credit Advances of one Type into Revolving Credit Advances of the other Type or Continue Revolving Credit Advances of one Type as Revolving Credit Advances of the same Type at any time and from time to time on any Business Day; provided,
                                                                       --------
however, that (i) any Conversion or Continuation of LIBOR Rate Advances shall be
-------
made on, and only on, the last day of the Interest Period for the LIBOR Rate Advances being Converted or Continued, (ii) any Conversion or Continuation of any Revolving Credit Advances into LIBOR Rate Advances shall be in amounts not less than the minimum aggregate amounts specified in Section 2.2(a), and (iii) no Conversion or Continuation of Advances shall result in a greater number of different Interest Periods for LIBOR Rate Advances and Bid Rate Loans than is permitted under Section 2.2(b). Each such notice of Conversion or Continuation shall be in writing or shall be by telephone or telecopier, confirmed immediately in writing, specifying, within the restrictions specified above, the date of such Conversion or Continuation, the Revolving Credit Advances to be Converted or Continued, the portion thereof to be Converted or Continued, and the Type of Revolving Credit Advances into which they will be Converted or Continued and if such Conversion or Continuation is into LIBOR Rate Advances, the duration of the Interest Periods for such Advances. Each notice of Conversion or Continuation shall be irrevocable and binding on the Borrowers.

            (b) (i) Whenever the unpaid principal amount of LIBOR Rate Advances comprising a borrowing shall be reduced, by payment or prepayment or otherwise, to less than $1,000,000.00, such Advances shall automatically Convert into Prime Rate Advances on the last day of the then current Interest Period with respect to such Advances.

                  (ii) If the Borrowers shall fail to give a notice of Conversion or Continuation in respect of LIBOR Rate Advances prior to the end of the Interest Period applicable thereto as provided in paragraph (a) hereof, or to select the duration of any Interest Period for any LIBOR Rate, such LIBOR Rate Advances will automatically, on the last day of the then existing Interest Period therefor, convert into Prime Rate Advances.

                  (iii) Upon the occurrence and during the continuance of any Event of Default, (i) all LIBOR Rate Advances will automatically, on the last days of the then existing Interest Periods therefor, Convert into Prime Rate Advances and (ii) the obligation of the Banks to make, Continue, or Convert Revolving Credit Advances into LIBOR Rate Advances shall be suspended.

                  (iv)  LIBOR  Rate   Advances   may  be  subject  to  automatic
Conversion into Advances of other Types, as provided in Section 2.18(c) and (d).

      2.18  Increased Costs, Illegality, Etc.

            (a) If either (i) the introduction of or any change in any law or regulation or in the interpretation or administration of any law or regulation by any court or administrative or governmental authority charged with the interpretation of administration thereof from the date hereof or (ii) the compliance with any guideline or request from any such governmental authority, including, without limitation, any central bank (whether or not having the force of law), (x) subjects any Bank or any corporation controlling any Bank to any tax of any kind whatsoever with respect to this Agreement or any Advance, or changes the basis of taxation of payments to such Bank or corporation of principal, commissions, fees, interest, or any other amount payable hereunder (except for (A) taxes on or measured by the overall net income of such Bank or branch, office, or agency through which such Bank is acting for purposes of this Agreement or (B) changes in the rate of such taxes); (y) imposes, modifies, or holds applicable any reserve, special deposit, compulsory loan, or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit or commitment therefor extended by, or any other acquisition of funds by, any office of such Bank which are not otherwise included in any determination of the Reserve Adjusted LIBOR Rate or other interest payable hereunder; or (z) imposes on any Bank or the corporation controlling the Bank any other condition, and as a result there shall be any increase in the cost to the Bank or the corporation of agreeing to make or making, funding, or maintaining Advances by an amount deemed by the Bank to be material, then the Borrowers shall from time to time, upon demand by the Bank, pay directly to the Bank additional amounts sufficient to compensate the Bank for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrowers by the Bank, shall be conclusive and binding for all purposes, absent manifest error.

            (b) If any Bank determines that compliance with any law or regulation or with any guideline or request from any central bank or other governmental authority (whether or not having the force of law) concerning capital adequacy or otherwise has or would have the effect of reducing the rate of return on the capital of the Bank or the corporation controlling the Bank, as a consequence of, or with reference to, the facilities hereunder, or its making or funding or maintaining Advances below the rate which the Bank or such other corporation could have achieved but for such compliance (taking into account the policies of the Bank of such corporation with regard to capital) by an amount deemed by the Bank to be material, the Borrowers shall from time to time, upon demand by the Bank, pay to the Bank additional amounts sufficient to compensate the Bank or such other corporation for such reduction. A certificate as to such amounts, submitted to the Borrowers by the Bank, shall be conclusive and binding for all purposes, absent manifest error.

            (c) If, with respect to any LIBOR Rate Advances, the Required Banks notify the Agent that the Reserve Adjusted LIBOR Rate for any Interest Period for such Advances will not adequately reflect the cost to the Banks of making, funding, or maintaining the LIBOR Rate Advances for such Interest Period, the Agent shall forthwith so notify the Borrowers whereupon (i) each such LIBOR Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Prime Rate Advance, and (ii) the obligation of the Banks to make, Continue, or Convert Advances into LIBOR Rate Advances shall be suspended until the Agent notifies Borrowers that the Required Banks have determined that the circumstances causing such suspension no longer exist.

            (d) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful or any central bank or other governmental authority shall assert that it is unlawful for any Bank to perform its obligations hereunder to make LIBOR Rate Advances or to continue to fund or maintain LIBOR Rate Advances hereunder, then, on notice thereof and demand therefor by the Bank through the Agent, (i) each LIBOR Rate Advance of the Banks will automatically, upon such demand, Convert into a Prime Rate Advance and (ii) the obligation of the Banks to make, Continue, or Convert Advances into LIBOR Rate Advances shall be suspended until the Agent shall notify the Borrowers that the Bank has determined that the circumstances causing such suspension no longer exist.

      2.19  Letters of Credit Obligations.

            (a) The payment obligations of the Borrowers under this Agreement with respect to the Letters of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including, without limitation, the following circumstances:

                  (i) any lack of validity or enforceability of the Letters of Credit;

                  (ii)  any   amendment   or  waiver  of  or  any  consent  to
departure from all or any of the Letters of Credit;

                  (iii) the existence of any claim, set-off, defense or other right which the Borrowers may have at any time against any beneficiary, or any transferee, of the Letters of Credit (or any Person for whom any such beneficiary or transferee may be acting), the Agent, the Issuing Bank, any of the other Banks, or any other person or entity, whether in connection with this Agreement, the transactions contemplated herein or in the Letters of Credit, or any unrelated transaction;

                  (iv) any statement or any other document presented under the Letters of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (v) payment by the Issuing Bank under the Letters of Credit against presentation of a draft or certificate which does not comply (other than on its face) with the terms of the Letters of Credit; or

                  (vi)  any  other   circumstance  or  happening   whatsoever,
whether or not similar to any of the foregoing.

            (b) In addition to (but without duplication of) the amounts payable as elsewhere provided in this Agreement, or any obligation arising out of Letters of Credit, the Borrowers hereby agree to protect, indemnify, pay, and save the Agent, the Issuing Bank, and each other Bank harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges, and expenses (including reasonable attorneys' fees) which such party may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of the Letters of Credit, or (ii) the failure by the Issuing Bank to honor, or to make payment on, a drawing under the Letters of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority (all such acts or omissions herein called "Governmental Acts").

            (c) As among the Borrowers,  the Issuing Bank, the other Banks,  and the Agent, the Borrowers assume all risks of the acts and omissions of, or misuse of the Letters of Credit. In furtherance, and not in limitation of the foregoing, none of the Agent or the Banks shall be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness, or legal effect of any document submitted by any party as beneficiary or transferee or otherwise in connection with a drawing under the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign the Letters of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) for failure  of the  beneficiary  or  transferee  to comply  fully  with  conditions required  in order to draw upon the  Letters  of Credit,  other than  conditions expressly stated in the Letters of Credit; (D) for errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, or otherwise, whether or not they be in cipher; (E) for errors in interpretation of technical terms; (F) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under the Letters of Credit or of the proceeds thereof; (G) for the misapplication by the beneficiary of the Letters of Credit; and (H) for any consequences arising from causes beyond the control of the Agent, the Issuing Bank, or the other Banks including, without limitation, any Governmental Acts. None of the above shall affect, impair, or prevent the vesting of any of the Agent's, Issuing Bank's, or any other Bank's rights or powers hereunder.

            (d) In furtherance and extension, and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Agent, the Issuing Bank, or any other Bank under or in connection with the Letters of Credit or the related certificates, if taken or omitted in good faith, shall not result in any liability of the Agent, the Issuing Bank, or any other Bank to the Borrowers. The Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or any information to the contrary.

            (e) Notwithstanding anything to the contrary contained in this Subsection, the Borrowers shall have no obligation to indemnify the Issuing Bank, any other Bank, or the Agent in respect of any liability incurred by the Borrowers arising solely out of the bad faith, gross negligence or willful misconduct of the Agent, the Issuing Bank, or any other Bank, as determined by a court of competent jurisdiction.

            (f) Without prejudice to the survival of any other obligation of the Borrowers under this Agreement, the indemnities and obligations of the Borrowers under this Subsection shall survive the payment in full of all other amounts payable under this Agreement and the termination of the Letters of Credit.

      2.20  Amount Limitations.

      Notwithstanding any other term of this Agreement or any other Loan Document, at no time may (a) the aggregate principal amount of all outstanding Revolving Credit Advances, together with the aggregate principal amount of all outstanding Bid Rate Loans and the aggregate principal amount of all outstanding Swingline Loans exceed the aggregate amount of the Revolving Credit Commitments at such time, (b) the aggregate principal amount of all outstanding Bid Rate Loans exceed 50% of the aggregate amount of the Revolving Credit Commitments at such time or (c) the aggregate principal amount of all outstanding Revolving Credit Advances owing to a Bank, together with such Bank's Pro Rata Portion of the aggregate principal amount of all outstanding Swingline Loans exceed the aggregate amount of such Bank's Revolving Credit Commitment at such time.


                       SECTION 3. [INTENTIONALLY OMITTED].


                  SECTION 4. REPRESENTATIONS AND WARRANTIES.

      To induce the Agent and the Banks to enter into this Agreement and to establish the Revolving Credit Facility provided for herein, each Borrower represents and warrants to the Agent and Banks (which representations and warranties shall survive the delivery of the documents mentioned herein and the establishment of the credit facilities contemplated hereby) as follows:

      4.1 Existence of Borrowers; Compliance with Law. Each of the Borrowers is a corporation or limited partnership, duly organized or formed, validly existing, and in good standing under the laws of its jurisdiction of incorporation or formation. Each of the Borrowers has the requisite power to own its properties and assets, and to carry on its business as now being conducted. Each of the Borrowers is in compliance with all other requirements of law applicable to it and to its business.

      4.2 Authorization. Each of the Borrowers has the power and authority, and the legal right to execute, deliver, and perform the Loan Documents, and to borrow thereunder, and has taken all action necessary to authorize the execution, delivery, and performance of the Loan Documents, and to authorize the borrowings contemplated thereby. The execution, delivery, and performance of the Loan Documents by the Borrowers is made by individuals of legal capacity; will not conflict with, result in the breach of, or constitute a violation of or default under, any applicable law, rule, regulation, writ, or decree or the organizational documents of any of the Borrowers, or any agreement or instrument to which any of the Borrowers is a party; or result in the creation of any Lien upon any property or assets of any of the Borrowers pursuant to any indenture or other agreement or instrument to which any of the Borrowers is a party, or by which any of the Borrowers or their respective properties may be bound or affected. No consent, license, or authorization of, or filing with, any Person or entity (including, without limitation, any Governmental Authority), is required in connection with the execution, delivery, performance, validity, or enforceability of the Loan Documents and the borrowings as contemplated thereunder, except for consents, licenses, approvals, and filings referred to or disclosed in the Loan Documents.

      4.3 Enforceable Obligations. The Loan Documents when executed and delivered to the Agent will constitute legal, valid, and binding agreements enforceable against the respective parties thereto and any property described therein in accordance with their respective terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforceability of creditor's rights; and (ii) as enforceability may be limited or qualified by general principles of equity, whether raised in a proceeding at law or in equity.

      4.4   Financial Condition of the Borrowers.

            (a) The consolidated financial statements of the Borrowers as of June 30, 2000, a copy of which has been furnished to the Agent, are materially correct, complete, and fairly present the financial condition of the Borrowers as at the date of the financial statements and fairly present the results of the operations of the Borrowers for the period covered thereby.

            (b) The Borrowers have no material direct or contingent liabilities, liabilities for taxes, long-term leases, or unusual forward or long-term commitments as of the date of the Agreement which are not disclosed by, provided for, or reserved against in the financial statements or referred to in notes thereto, and at such date there are no material unrealized or anticipated losses from any unfavorable commitments of the Borrowers. The financial statements furnished to the Agent have been prepared in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis maintained throughout the period involved. There has been no material adverse change in the business, properties or condition, financial or otherwise, of the Borrowers since the date of such financial statements.

      4.5 No Litigation. Except as disclosed in a Form 10-K or Form 10-Q filed by the Borrowers with the Securities and Exchange Commission, there is no suit or proceeding at law or in equity (including proceedings, by or before any court, arbitrator, governmental or administrative commission, board or bureau, or other administrative agency) pending, or to the knowledge of any of the Borrowers threatened, by or against or involving any of the Borrowers or against any of their respective properties, existence, or revenues which, if adversely determined, would have a material adverse effect on the property, assets, or business or on the condition, financial or otherwise, of the Borrowers or which would be required to be disclosed in notes to any balance sheet as of the date hereof of the Borrowers prepared in reasonable detail in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis.

      4.6 Disclosure and No Untrue Statements. No representation or warranty made by any of the Borrowers in the Loan Documents or which will be made by the Borrowers from time to time in connection with the Loan Documents (a) contains or will contain any misrepresentation or untrue statement of fact; or (b) omits or will omit to state any material fact necessary to make the statements therein not misleading, unless otherwise disclosed in writing to the Agent. There is no fact known to any of the Borrowers or any of their respective executive financial officers which adversely affects, or which might in the future adversely affect, the business, assets, properties, or condition, financial or otherwise, of the Borrowers.

      4.7 Title to Assets; Leases in Good Standing. Each of the Borrowers has good and marketable title to their respective properties and assets, including the properties and assets reflected in the financial statements and notes thereto described in Section 4.4 hereof, except for such assets as have been disposed of in the ordinary course of business, and all such properties and assets included in the determination of Unencumbered Assets are free and clear of all Liens of any kind, except for Permitted Liens. Each of the Borrowers enjoys peaceful and undisturbed possession under all leases under which it is now operating, none of which contain any unusual provisions which may adversely affect its operations, and all said leases are valid, subsisting, and in full force and effect, and one of the Borrowers is in violation of any material term of any such lease.

      4.8 Payment of Taxes. Each of the Borrowers has filed or caused to be filed all federal, state, and local tax returns which are required to be filed by it and has paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due, except as otherwise permitted by the provisions hereof, and no controversy in respect of additional income taxes of any of the Borrowers is pending, or, to the knowledge of any such Borrower, threatened. Each of the Borrowers has set up reserves which are believed by its officers to be adequate for the payment of all taxes for which a notice of assessment has been received and for the payment of such taxes for the years that have not been audited by the respective tax authorities.

      4.9 Agreement or Contract Restrictions. None of the Borrowers is a party to, nor is any Borrower bound by, any agreement, contract, or instrument or subject to any charter or other corporate or partnership restriction which materially adversely affects the business, properties, assets, operations, or condition, financial or otherwise, of such Borrower except as disclosed in the financial statements and notes thereto described in Subsection 4.4 hereof. None of the Borrowers is in default in the performance, observance, or fulfillment of any obligations, covenants, or conditions contained in any agreement or instrument to which it is a party, which would have a material adverse affect on the Borrowers performing hereunder.

      4.10 Patents, Trademarks, Etc. Each of the Borrowers owns, possesses, or has the right to use all necessary patents, patent rights, licenses, trademarks, trademark rights, trade names, trade name rights, and copyrights to conduct its business as now conducted, without known conflict with any patent, patent right, license, trademark, trademark right, trade name, trade name right, or copyright of any other Person or entity.

      4.11 Racketeer Influenced and Corrupt Organization(s) Act. None of the Borrowers have ever been nor is any now engaged, nor will any of the Borrowers engage, directly or indirectly, in any pattern of "racketeering activity" or in any "collection of any unlawful debt," as each of the quoted terms or phrases is defined or used by the Racketeer Influenced and Corrupt Organization(s) Act of either the United States or the State of Florida, Title 18, United States Code,
Section 1961 et seq.;  Chapter 895, Florida Statues,  respectively,  as each act
             ------
now exists or is hereafter amended (the "RICO Lien Acts"). No real property of any of the Borrowers, no interest or interests of any kind, including beneficial interest or interests, mortgages, and leases, in or on real property of any of the Borrowers, and no personal property, including money, of any of the Borrowers, has ever been, is now, or is in any way reasonably anticipated by any of the Borrowers to become, subject to any Lien, notice, civil investigative demand, action, suit, or any proceeding pursuant to the RICO Lien Acts.

      4.12  Investment Company Act; Regulation.

            (a) None of the Borrowers is an "investment company," an "affiliated person" of any "investment company," or a company "controlled" by an "investment company," and none of the Borrower is an "investment advisor" or an "affiliated person" of an "investment advisor" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended).

            (b) None of the Borrowers is not subject to regulation under any state or local public utilities code or federal, state, or local statute or regulation limiting the ability of any of the Borrowers to incur indebtedness for money borrowed or to pledge assets of the type contemplated hereunder.

      4.13 Labor Matters. There are no strikes or other labor disputes against any of the Borrowers pending or, to any of the Borrowers' knowledge, threatened. Hours worked by and payment made to employees of each of the Borrowers has not been in violation of the Fair Labor Standards Act or any other applicable law dealing with such matters. All payments due from any of the Borrowers on account of employee health and welfare insurance have been paid or accrued as a liability on such Borrower's books.

      4.14 ERISA Requirement. Except as previously disclosed to Agent in writing, none of the Borrowers has in force any written or oral bonus plan, stock option plan, employee welfare, pension or profit sharing plan, or any other employee benefit arrangement or understanding. In addition, no Borrower nor any predecessor of any of the Borrowers is now or was formerly during the five year period immediately preceding the effective date of this Agreement a participating employer in any multi-employer or "multiple employer" plans within the meaning of Sections 4001(1)(a)(3), 4063, and 4064 of ERISA. Each employee benefit plan subject to the requirements of ERISA complies with all of the requirements of ERISA and those plans which are subject to being "qualified" under Sections 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended from time to time, have since their adoption been "qualified" and have received favorable determination letters from the Internal Revenue Service so holding. There is no matter which would adversely affect the qualified tax exempt status of any such trust or plan, and except as previously disclosed to the Agent, there are no deficiencies or liabilities for any such plan or trust. No employee benefit plan sponsored by any of the Borrowers has engaged in a non-exempt "prohibited transaction" as defined in ERISA.

      4.15 Compliance With Environmental Requirements. Each of the Borrowers warrants and represents to the Agent and the Banks that to the best of its knowledge, each of their respective real property assets is now and at all times hereafter will continue to be in full compliance with all federal, state and local environmental laws and regulations as they now exist or are hereafter enacted and/or amended, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, and the Hazardous and Solid Waste Amendments of 1984, as amended. The Borrowers shall indemnify and hold the Agent and the Banks harmless from and against any and all damages, penalties, fines, claims, liens, suits, liabilities, costs (including cleanup costs), judgments and expenses (including attorneys', consultants' or experts' fees and expenses) of every kind and nature suffered by or asserted against the Agent or the Banks as a direct or indirect result of any warranty or representation made by the Borrowers in this paragraph being false or untrue in any material respect or any requirement under any law, regulation or ordinance, whether local, state or federal, which requires the elimination or removal of any hazardous materials, substances, wastes or other environmentally regulated substances. The Borrowers' obligations hereunder shall not be limited to any extent by the term of the indebtedness hereunder, and, as to any act or occurrence prior to payment in full and satisfaction of the indebtedness which gives rise to liability hereunder, shall continue, survive and remain in full force and effect notwithstanding payment in full and satisfaction of the indebtedness hereunder.

      4.16 Compliance with REIT Requirements. CNLR is in compliance with all requirements applicable to a Real Estate Investment Trust imposed by the Internal Revenue Code of 1986, as amended, and all applicable regulations thereunder. Net I, Net II, Net III, Net IV and Funding are each in compliance with all requirements applicable to a Qualified REIT Subsidiary imposed by the Internal Revenue Code of 1986, as amended, and all applicable regulations thereunder and each of the Borrowers is not aware of any fact that would negatively impact such qualifications.

      4.17 Principal Office/Corporate Name. The principal office, chief executive office, and principal place of business of each of the Borrowers is at 450 South Orange Avenue, Suite 900, Orlando, Florida 32801. Each of the Borrowers maintains its principal records and books at such address.

      4.18 Use of Credit. The Advances shall be used exclusively for the purposes specified in Section 2.6 hereof. None of the Borrowers is engaged in the business of extending credit for the purpose of purchasing or carrying "margin stock" (within the meaning of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance hereunder will be used to purchase or carry any "margin stock," to extend credit to others for the purpose of purchasing or carrying any "margin stock," or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulation U or Regulation X. Neither the Borrowers nor any Person acting on behalf of any of the Borrowers has taken or will take any action which might cause any Note or any other Loan Documents, including this Agreement, to violate Regulation U or Regulation X or any other regulation of the Board of Governors of the Federal Reserve system or violate
Section 8 of the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect as the same may hereinafter be in effect. None of the Borrowers owns "margin stock" except for that described in the financial statements referred to in Section 4.4 hereof and, as of the date hereof, the aggregate value of all "margin stock" owned by each of the Borrowers does not exceed twenty-five percent (25%) of the value of all of such Borrower's assets. In connection with this Agreement, the Borrowers will upon request of the Agent deliver to the Agent a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation.


                        SECTION 5. CONDITIONS OF LENDING.

      The obligation of the Agent, the Swingline Lender and the Banks to establish the Revolving Credit Facility or to permit any borrowing or issue Letters of Credit hereunder is conditioned upon the performance of all agreements by the Borrowers contained herein, as well as satisfaction of the following conditions precedent:

      5.1 Request for Borrowing; Information. Each request for a borrowing or the issuance of a Letter of Credit hereunder shall be evidenced by (i) in the case of the borrowing of a Revolving Credit Advance, a Notice of Borrowing in substantially the form of Exhibit "A" hereto, and (ii) in the case of the borrowing of a Swingline Loan, a Notice of Swingline Borrowing in substantially the form of Exhibit "F" hereto. At least five (5) business days prior to requesting such Advance, the Borrowers must deliver to the Agent all of the information as may be reasonably requested by the Agent in response to the Borrowers' request for a borrowing or the issuance of a Letter of Credit. Any Advance of funds by the Banks without obtaining all such information shall not constitute a waiver by the Agent or any Bank of its right to receive such information and a failure of the Borrowers to deliver the same to the Agent upon demand shall constitute a default hereunder.

      5.2 Continuing Accuracy of Representations and Warranties. At the time of each borrowing of any Advances or the issuance of a Letter of Credit hereunder, the representations and warranties set forth in this Agreement shall be true, correct, and complete on and as of the date of such borrowing of such Advances or Letter of Credit issuance hereunder with the same effect as though the representations and warranties had been made on and as of the date of such borrowing of such Advances or Letter of Credit issuance. Accordingly, the borrowing of Advances and the issuance of a Letter of Credit hereunder shall constitute a certification by the Borrowers to the effect set forth in the preceding sentence.

      5.3 No Default. At the time of each borrowing or issuance of a Letter of Credit hereunder, the Borrowers shall be in compliance with all terms and conditions set forth herein, and no Event of Default, nor any event which upon notice or lapse of time or both would constitute an Event of Default, shall have occurred and be continuing at the time of such borrowing or Letter of Credit issuance. Accordingly, the borrowing of Advances and the issuance of a Letter of Credit hereunder shall constitute a certification by the Borrowers to the effect set forth in the preceding sentence

      5.4 Loan Documents. On or prior to the Closing Date, the Agent shall have received, duly executed, this Agreement and the other Loan Documents, all in form and substance satisfactory to the Agent and counsel for the Agent.

      5.5 Supporting Documents. On or prior to the Closing Date, the Agent shall have received the following documents satisfactory in form and substance to the Agent and counsel for the Agent and, as requested by the Agent, certified by appropriate corporate or governmental authorities:

            (a) a certificate of good standing of each Borrower certified by the Secretary of State, or other appropriate governmental authority, of their respective jurisdictions of incorporation or formation;

            (b) a certificate of qualification of each Borrower to transact business in the State of Florida certified by the Secretary of State of the State of Florida;

            (c) a copy of the articles of incorporation or certificate of limited partnership, as appropriate, of each Borrower certified by the Secretary of State, or other appropriate governmental authority, of their respective jurisdictions of incorporation or formation, accompanied by a certificate from an appropriate officer of such Borrower that the copy is complete and that the articles of incorporation or certificate of limited partnership have not been amended, annulled, rescinded, or revoked since the date of the certificate of the Secretary of State or other appropriate governmental authority;

            (d) a copy of the bylaws of each Borrower in effect on the date of this Agreement, accompanied by a certificate from an appropriate officer of such Borrower that the copy is true and complete, and that the bylaws have not been amended, annulled, rescinded, or revoked since the date of the bylaws or the last amendment reflected in the copy, if any;

            (e) a copy of resolutions of the Board of Directors of each Borrower authorizing the execution, delivery, and performance of the Loan Documents and the borrowing thereunder, and specifying the officer or officers of such Borrower authorized to execute the Loan Documents, accompanied by a certificate from an appropriate officer that the resolutions are true and complete, were duly adopted at a duly called meeting in which a quorum was present and acting throughout, or were duly adopted by written action, and have not been amended, annulled, rescinded, or revoked in any respect and remain in full force and effect on the date of the certificate;

            (f) an incumbency certificate containing the names, titles, and genuine signatures of all duly elected officers and directors of each Borrower as of the date of this Agreement, accompanied by a certificate from an appropriate officer of such Borrower that the information is true and complete;

            (g) such additional supporting documents as the Agent may request.

      5.6 Opinion of the Borrowers' Counsel. On or prior to the Closing Date, and to the extent required by the Agent at the time of any borrowing or Letter of Credit issuance hereunder, the Agent shall have received the favorable opinion of counsel for Borrowers, in form and substance satisfactory to the Agent.


                        SECTION 6. AFFIRMATIVE COVENANTS.

      The Borrowers covenant and agree that, from the date of this Agreement until payment in full of all Advances and all other obligations owing hereunder or any other Loan Document and termination of the Revolving Credit Facility and expiration of all Letters of Credit issued thereunder, unless the Agent shall otherwise consent in writing, the Borrowers will fully comply with the following provisions:

      6.1   Financial Reports and Other Data.

            (a) Quarterly Reports.  The Borrowers shall deliver to the Agent and
                -----------------
      the Banks within forty-five (45) days after the end of each of the Borrowers' fiscal quarters, including without limitation, the fourth quarter of each fiscal year:

                  (i) The  Borrowers'  Profit and Loss  Statement  and Cash Flow
            Statement for such quarter and the Borrower's Balance Sheet as at the last day of such quarter, all in reasonable detail and satisfactory in scope to the Agent and certified by each Borrower's chief financial officer as to the fairness and accuracy of such financial statements and that the same have been prepared in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis; and

                  (ii) a Quarterly Advance Compliance Certificate in substantially the form attached hereto as Exhibit "L" including a listing of each Borrower's properties and information on leases, stating that each Borrower is in compliance with all covenants made pursuant to the Loan Documents and including a schedule of computations in reasonable detail demonstrating compliance with the financial covenants contained in Subsection 6.2 of this Agreement. Such certificate shall be executed by the chief financial officer of each Borrower stating that to the best of the officer's knowledge, such Borrower has kept, observed, performed, and fulfilled each and every agreement binding on it contained in the Loan Documents, and is not at the time, nor was at any time during the period covered by such Quarterly Advance Compliance Certificate, in default of the keeping, observance, performance, or fulfillment of any of the terms, provisions, and conditions thereof, and that none of the Events of Default or events which upon notice or the lapse of time or both would constitute Events of Default has occurred (or specifying all such defaults and events of which officer may have knowledge and what actions such Borrower is taking or proposes to take with respect thereto).

            (b) Annual  Reports.  The Borrowers  shall  annually  furnish to the
                ---------------
      Agent and the Banks within ninety (90) days after the end of each fiscal year financial statements of the Borrowers which must be acceptable to the Agent in the Agent's sole discretion. Such statements shall include, but not be limited to, a statement of profit and loss, and reconciliation of surplus statement for such year, and a balance sheet as of the end of such year, all in reasonable detail and satisfactory in scope to the Agent. All financial statements shall be prepared in accordance with Generally Accepted Accounting Principles, applied on a Consistent Basis, accompanied by an unqualified opinion of independent certified public accountants of recognized national standing selected by the Borrowers and satisfactory to the Agent. Together with each delivery of financial statements as required by this subsection 6.1(b), the Borrowers shall deliver to the Agent a certificate of the independent certified accountants stating that in making the examination necessary to said certification of the financial statements, they obtained no knowledge of any condition or event pertaining to financial or accounting matters, of the Borrowers that constitutes an Event of Default or event which after notice by the Agent or lapse of time, or both, would constitute an Event of Default; or if the accountants have obtained knowledge of any Event of Default or other such event, a statement specifying the nature and period of existence thereof. In addition, such accountants' certificate shall state that with respect to the fulfillment of any of the terms, covenants, provisions, or conditions of the Loan Documents, other than those relating to financial or accounting matters, they have obtained no knowledge of any default or Event of Default, or if the accountants have obtained knowledge of any such default or Event of Default they shall make disclosure thereof, but the accountants shall not be liable to the Agent or the Banks for any failure to obtain knowledge of any default or Event of Default referred to in this sentence.

            (c) Additional Data. With reasonable promptness,  the Borrowers will
                ---------------
      deliver such additional information respecting the business, operations, and financial condition of any Borrower as the Agent or any Bank may from time to time reasonably request, including, without limitation, (i) any and all correspondence with any auditors and/or regulatory agencies which request changes in or require alterations in the procedures used in administering or reporting in any Borrower's operations, (ii) any and all financial statements, reports, notices, and proxy statements sent or made available by any Borrower to its security holders, all regular and periodic reports, and all registration statements and prospectuses filed by any Borrower with the Securities and Exchange Commission or any governmental authority succeeding to any of its functions, and (iii) all press releases and other statements made available generally by any Borrower to the public concerning material developments in the business of such Borrower.

            (d) Sharing of  Financial  Information.  The Agent and the Banks are
                ----------------------------------
      hereby authorized to deliver a copy of any financial statements or any other information relating to the business operations or financial condition of any Borrower which may be furnished to them or come to their attention pursuant to the Loan Documents or otherwise, to any regulatory body or agency having jurisdiction over Agent or any Bank or to any Person which shall, or shall have the right or obligation to, succeed to all or any part of the Agent's or any Bank's interest in the Loan Documents.

      6.2 Financial Covenants of the Borrowers. The Borrowers will maintain the following financial covenants and such computations shall be made on a consolidated basis in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis:

            (a) the ratio of Total Liabilities to Tangible Net Worth of the Borrowers shall at all times not be more than 1 to 1.

            (b) the ratio of Secured Debt to Total Assets shall at all times not be more than .30 to 1.

            (c) the ratio of Unencumbered Assets to Unsecured Debt shall at all times not be less than 1.75 to 1.

            (d) the ratio of EBITDA for the fiscal quarter most recently ending to Interest Expense for such fiscal quarter shall not be less than 1.90 to 1.

            (e) the ratio of EBITDA for the fiscal quarter most recently ending to Fixed Charges for such fiscal quarter shall not be less than 1.60 to 1.

            (f) the ratio of (i) Gross Lease Revenues from assets which comprise Unencumbered Assets for the fiscal quarter most recently ending minus the Applicable Management Fees for such fiscal quarter plus Eligible Mortgage Income for such fiscal quarter to (ii) Interest Expense on Unsecured Debt for such fiscal quarter shall not be less than 2.00 to 1.

            (g) Tangible Net Worth shall at any time not be less than (i) $340,000,000 plus (ii) 85% of the net proceeds of all equity issuances effected by any of the Borrowers at any time after June 30, 1999.

            (h) In addition to the foregoing, at all times during which CNLR has not received an Investment Grade Rating from either Standard & Poor's or Moody's Investors Service:

                  (i)   Unencumbered   Assets   shall   not   be   less   than
            $350,000,000 at any time; and

                  (ii) (A) 50% of the  value  of all  Excluded  Assets  shall be excluded from the calculation of Unencumbered Assets for purposes of determining compliance with the financial ratios set forth in this
            Section 6.2 (including the immediately preceding clause (i)), and

                        (B) all income which is  attributable to Excluded Assets
            shall be excluded from the calculation of Gross Lease Revenues and Eligible Mortgage Income for purposes of determining compliance with the financial ratios set forth in this Section 6.2.

      6.3 Payment and Performance of the Borrowers Obligations. The Borrowers will make full and timely payment of the principal of and interest on the indebtedness owed hereunder. The Borrowers will duly comply with all the terms and covenants contained in the Loan Documents.

      6.4 Depository Account. Until the Notes and the other Loan Documents are paid in full, each Borrower shall maintain a depository account with the Agent.

      6.5 Conduct of Business; Maintenance of Existence. Each Borrower will do or cause to be done all things necessary to preserve and to keep in full force and effect its existence and rights and its franchises, trade names, patents, trademarks, and permits which are necessary for the continuance of its business; maintain management satisfactory to Required Banks; and continue to engage principally in the business currently operated by such Borrower.

      6.6 Right of Inspection; Discussions. Each Borrower will permit any person designated by the Agent or any Bank, at such Borrower's expense, to visit and inspect any of the property, books, records, papers, and financial reports of such Borrower, including the making of any copies thereof and abstracts therefrom, and to discuss its affairs, finances, and accounts with its principal officers, all at such reasonable times and as often as the Agent or any Bank may reasonably request. Each Borrower will also permit the Agent or any Bank, or its designated representative, to audit or appraise any of its assets or financial and business records. Without limiting the foregoing in any way, each Borrower also agrees to allow the Agent and any Bank or certified public accountants satisfactory to the Agent or such Bank to review such Borrower's financial statements, books, and records regarding depreciation and reserves accounting. Each Borrower further agrees to permit the Agent and the Banks to review each registration statement and any other offering documents (including any amendments thereto) (collectively the "Offering Documents") prepared by such Borrower or at the direction of such Borrower for the purpose of effecting an offering of an equity interest in such Borrower. The Agent and each Bank shall have the right to approve any reference to the Agent or such Bank and to this Agreement in such Offering Documents.

      6.7 Notices. Each Borrower will promptly give notice to the Agent and the Banks of:

            (a) the occurrence of any default or Event of Default (or event which would constitute a default or Event of Default but for the requirement that notice be given or time elapse or both) hereunder or under any other obligation of any Borrower, in which case such notice shall specify the nature thereof, the period of existence thereof, and the action that the Borrowers propose to take with respect thereto;

            (b) the occurrence of any material casualty to any property of any Borrower or any other force majeure (including, without limitation, any strike or other labor disturbance) materially affecting the operation or value of any Borrower (specifying whether or not such casualty or force majeure is covered by insurance); and

            (c) the occurrence of any material event of default pursuant to any lease under which any Borrower is a Lessor, or the commencement of any material litigation, dispute, investigation or proceeding that may involve a claim for damages, injunctive relief, enforcement of other relief pending, being instituted, or threatened by, against or involving a lessee under a lease under which any Borrower is a Lessor, or any filing or commencement by or against any such lessee of a petition, case, proceeding or other action seeking reorganization, arrangement or readjustment of its Debt, or any relief under any existing or future law relating to bankruptcy, insolvency, reorganization or relief of debtors, or any adverse change which might impair the conduct of such lessee's business or might materially affect financially or otherwise its business, operations, assets, properties, prospects or condition of which any Borrower has notice or knowledge.

            (d) the commencement or any material change in the nature or status of any litigation, dispute, investigation, or proceeding that may involve a claim for damages, injunctive relief, enforcement, or other relief pending, being instituted, or threatened by, against or involving any Borrower, or any attachment, levy, execution, or other process being instituted by or against any assets of any Borrower, or any other adverse change which might impair the conduct of the business of the Borrowers or might materially affect financially or otherwise the business, operations, assets, properties, prospects, or condition of the Borrowers.

      6.8 Payment of Taxes; Liens. Each Borrower will promptly pay, or cause to be paid, all taxes, assessments and other governmental charges which may lawfully be levied or assessed (i) upon the income or profits of such Borrower,
(ii) upon any property, real, personal or mixed, belonging to such Borrower, or upon any part thereof, or (iii) by reason of employee benefit plans sponsored by such Borrower, and also any lawful claims for labor, material, and supplies which, if unpaid, might become a Lien or charge against any such property; provided, however, no Borrower shall be required to pay any such tax, assessment, charge, levy, or claim so long as the validity thereof shall be actively contested in good faith by proper proceedings; but provided further that any such tax, assessment, charge, levy, or claim shall be paid forthwith upon the commencement of proceedings to foreclose any Lien securing the same.

      6.9 Maintenance of Property, Leases. Each Borrower will maintain its property in good condition and repair and, from time to time, make all necessary and proper repairs, renewals, replacements, additions and improvements thereto, so that any business carried on may be properly and advantageously conducted at all times in accordance with prudent business management. Each Borrower will maintain all leases on its property and ground leases to which it is a party in good standing, will perform all of its obligations thereunder when due.

      6.10 ERISA Benefit Plans. Each Borrower will comply with all requirements of ERISA applicable to it and will not materially increase its liabilities under or violate the terms of any present or future benefit plans maintained by it without the prior approval of the Agent. Each Borrower will furnish to the Agent as soon as possible and in any event within 10 days after the Borrower or a duly appointed administrator of a plan (as defined in ERISA) knows or has reason to know that any reportable event, funding deficiency, or prohibited transaction (as defined in ERISA) with respect to any plan has occurred, a statement of the chief financial officer of such Borrower describing in reasonable detail such reportable event, funding deficiency, or prohibited transaction and any action which such Borrower proposes to take with respect thereof, together with a copy of the notice of such event given to the Pension Benefit Guaranty Corporation or the Internal Revenue Service or a statement that said notice will be filed with the annual report of the United States Department of Labor with respect to such plan if such filing has been authorized.

      6.11 Insurance of Property. Each Borrower will keep its business and its Unencumbered Assets insured at all times for full replacement value or otherwise in amounts acceptable to Agent and all of its other assets insured in commercially reasonable amounts, all by commercially reasonable insurance companies against the risks for which provision for such insurance is usually made by other Persons engaged in a similar business similarly situated (including without limitation insurance for fire and other hazards and insurance against liability on account of damage to persons or property and insurance under all applicable workmen's compensation laws) and to the same extent thereto and carry such other types and amounts of insurance as are usually carried by Persons engaged in the same or a similar business similarly situated, and upon request deliver to the Agent, on behalf of the Banks, a certificate from the insurer setting forth the nature of the risks covered by such insurance, the amount carried with respect to each risk, and the name of the insurer. Each Borrower hereby agrees that any proceeds from such insurance coverage shall be applied to either (i) repair or rebuild the property for which such proceeds are being received, (ii) acquire a substantially equivalent property with a substantially equivalent lease stream of similar credit quality or (iii) repay any borrowings hereunder.

      6.12 True Books. Each Borrower will keep proper and true books of record and account, reasonably satisfactory to the Agent, in which full, true, and correct entries will be made of all of its dealings and transactions, and establish on its books such reserves as may be required by Generally Accepted Accounting Principles with respect to all taxes, assessments, charges, levies, and claims referred to in Section 6.8 hereof, and with respect to its business in general, and will include such reserves in any interim as well as year-end financial statements.

      6.13 Observance of Laws. Each Borrower will conform to and duly observe all laws, regulations, and other valid requirements of any Governmental Authority with respect to the conduct of its business, including but not limited to, applicable ERISA, environmental and transportation laws.

      6.14 Further Assurances. At its cost and expense, upon request of the Agent, each Borrower will duly execute and deliver or cause to be duly executed and delivered to the Agent, such further instruments or documents and do and cause to be done such further acts as may be reasonably necessary or proper in the opinion of the Agent to carry out more effectively the provisions and purposes of this Agreement.

      6.15 Change of Name, Principal Place of Business, Office, or the Agent. Each Borrower will notify the Agent of any change in the name of such Borrower, the principal place of business of such Borrower, the office where the books and records of such Borrower are kept, or any change in the registered agent of such Borrower for the purposes of service of process. No Borrower will change the chief executive office of such Borrower from Orange County, Florida, without first notifying the Agent.

      6.16 Status. CNLR shall at all times comply with all requirements of applicable laws and regulations necessary for CNLR to maintain its REIT Status. Net I, Net II, Net III, Net IV and Funding shall at all times comply with all requirements of applicable laws and regulations necessary to maintain Qualified REIT Subsidiary Status.

      6.17 Syndication of Credit. Each Borrower agrees to cooperate with the Agent in connection with its intended further syndication of the Revolving Credit Facility, such cooperation to include, but not be limited to, attendance by management personnel of the Borrowers at meetings arranged by the Agent with representatives of potentially participating commercial lending institutions, provision of information regarding the Borrower's business operations and financial condition, and response to questions and inquiries regarding the Borrowers.

      6.18 Exchange Listing. CNLR shall at all times maintain at least one class of common shares of CNLR having trading privileges on the New York Stock Exchange or the American Stock Exchange or which is subject to price quotations on The NASDAQ Stock Market's National Market System.

      6.19 Ownership of RE-Stores. The Borrowers and CNLRS, collectively, shall at all times own 100% of the outstanding equity or other ownership interests in RE-Stores, Inc.

      6.20 New Borrowers. Provided that no default or Event of Default exists immediately prior thereto and after giving effect thereto, CNLRS, any Wholly-Owned Subsidiary of CNLRS, any Wholly-Owned Subsidiary of CNLR and/or a limited partnership which is a Subsidiary of CNLR may become Borrowers hereunder by executing and delivering to the Agent a Joinder Agreement, together with the other items required to be delivered as set forth below, each in form and substance satisfactory to the Agent:

            (i) the articles of incorporation, articles of organization, certificate of limited partnership or other comparable organizational instrument (if any) of such Person certified as of a recent date by the Secretary of State of the State of formation of such Person;

            (ii) a Certificate of Good Standing or certificate of similar meaning with respect to such Person issued as of a recent date by the Secretary of State of the State of formation of such Person and certificates of qualification to transact business or other comparable certificates issued by each Secretary of State (and any state department of taxation, as applicable) of each state in which such Person is required to be so qualified;

            (iii) a certificate of incumbency signed by the Secretary or Assistant Secretary (or other individual performing similar functions) of such Person with respect to each of the officers of such Person authorized to execute and deliver the Loan Documents to which such Person is a party;

            (iv) copies certified by the Secretary or Assistant Secretary of such Person (or other individual performing similar functions) of (1) the by-laws of such Person, if a corporation, or the partnership agreement, if a limited partnership, and (2) all corporate or partnership action taken by such Person to authorize the execution, delivery and performance of the Loan Documents to which it is a party;

            (v) an opinion of counsel for the Borrowers, addressed to the Agent and the Banks, and regarding, among other things, the authority of such Person to execute, deliver and perform the Agreement, and such other matters as the Agent or its counsel may request;

            (vi) in the case of CNLRS, a copy of the documentation effectuating the conversion of CNLRS to a Taxable REIT Subsidiary (as defined in Section 856(l) of the Internal Revenue Code 1986, as amended); and

            (vii) such other documents and instruments as the Agent may reasonably request.


                         SECTION 7. NEGATIVE COVENANTS.

      The Borrowers covenant and agree that from the date of this Agreement until payment in full of all Advances and all other obligations owing hereunder or under any other Loan Document and termination of the Revolving Credit Facility and expiration of all Letters of Credit issued thereunder, the Borrowers will fully comply with the following provisions:

      7.1 Limitations on Unsecured Debt. No Borrower shall create, incur, assume, or permit or suffer to exist any Unsecured Debt other than the following: (a) the Revolving Credit Advances and the other obligations owing hereunder and under the other Loan Documents; (b) Unsecured Debt which is not revolving debt and which matures by its terms on a date subsequent to the Revolving Credit Maturity Date; (c) other Unsecured Debt which was incurred in connection with an offering of Debt securities (i) made pursuant to an effective registration statement filed with the Securities and Exchange Commission or (ii) exempt from the registration requirements of the Securities Act pursuant to Rule 144A thereof so long as such Debt securities are required to be exchanged for Debt securities referred to in the preceding clause (i); and (d) other Unsecured Debt not to exceed $15,000,000 in aggregate outstanding principal amount at any time. Notwithstanding the foregoing, the Borrowers shall not create, incur or assume any Debt after the date hereof if immediately prior to the creation, incurring or assumption thereof, or immediately thereafter and after giving effect thereto, an Event of Default is or would be in existence, including without limitation, an Event of Default resulting from a violation of any of the covenants contained in Section 6.2.

      7.2 Limitations on Dividends. The Borrowers will not, and will not permit any of their Subsidiaries to, declare or make any Restricted Payments; provided, however, that (a) Subsidiaries of CNLR may make Restricted Payments to CNLR or other Subsidiaries of CNLR; (b) CNLR and the Up-REIT Borrower may declare or make cash distributions to their shareholders and partners, respectively, during any period of four consecutive fiscal quarters in an aggregate amount not to exceed 100% of Funds Available for Distribution for such four quarter period;
(c) CNLR may purchase up to five percent (5%) of its outstanding common stock during any calendar year (based upon the actual number of shares of common stock outstanding on January 1 of such calendar year) pursuant to a stock buyback program instituted by CNLR; and (d) subject to the following sentence, if an Event of Default (or event with the passage of time, the giving of notice or both would become an Event of Default) shall have occurred and be continuing, CNLR and the Up-REIT Borrower may only declare or make cash distributions to their shareholders and partners, respectively, during any fiscal year in an aggregate amount not to exceed the lesser of (i) the amount otherwise permitted to be declared or made under the immediately preceding clause (b) and (ii) the minimum amount necessary for CNLR to remain in compliance with Section 6.16. Notwithstanding the foregoing, if an Event of Default (or event with the passage of time, the giving of notice or both would become an Event of Default) specified in Section 8.1, Section 8.4 or 8.5 shall have occurred and be continuing, or if as a result of the occurrence of any other Event of Default the obligations of the Borrowers hereunder have been accelerated pursuant to
Section 8, no Borrower shall make any Restricted Payments whatsoever.

      7.3 Merger, Sale of Assets, Dissolution, Etc. No Borrower will, directly or indirectly, (a) enter into any transaction of merger or consolidation; or (b) allow any change in control of any Borrower; or (c) transfer, sell, assign, lease, or otherwise dispose of all or a substantial part of its properties or assets; or (d) transfer, sell, assign, lease, convey, or otherwise dispose of any of its real property, except that a Borrower may, so long as there exists no Event of Default or circumstance which with the giving of notice or passage of time would become an Event of Default, (i) transfer real property to another Borrower, and (ii) sell real property in the ordinary course of business to third parties, including affiliates of the Borrowers, provided that such sale is made upon fair and reasonable terms that are no less favorable to the Borrowers than those which might be obtained in an arm's-length transaction at the time from Persons which are not affiliates of the Borrowers; or (e) change the nature of its business; or (f) except as otherwise specifically contemplated by this Agreement, invest in, transfer any assets to, or do business through any Subsidiary except the Up-REIT Borrower and Wholly-Owned Subsidiaries engaged in the same business as the Borrower which agree to become borrowers hereunder upon formation; or (g) wind up, liquidate, or dissolve itself or its business; or (h) agree to any of the foregoing. Notwithstanding the foregoing, no consent of Agent or the Banks shall be required for (i) a merger between CNLR and CNLRS so long as CNLR is the survivor of such merger and no Event of Default results from such merger or (ii) a merger between the Up-REIT Borrower and Funding so long as the Up-REIT Borrower is the survivor of such merger and no Event of Default results from such merger.

      7.4 Limitations on Loans, Advances, and Investments. No Borrower will, directly or indirectly, make or have outstanding a loan or advance to or an investment in, all or a substantial part of the assets or properties of, or own or acquire stock or other securities of, any Person, except (a) stock or other securities received in settlement of a debt that was created in the ordinary course of business, (b) travel advances in the ordinary course of business to its officers and employees, (c) readily marketable securities issued by the United States of America, and (d) certificates of deposit or repurchase agreements of a Bank or of any other financial institution of comparable standing; (e) investments in (i) the Up-REIT Borrower, and (ii) Subsidiaries of the Borrowers engaged in the same business as the Borrowers which agree to become Borrowers hereunder upon formation; (f) notes and mortgages in favor of the Borrower which secure the obligation of seller under a property acquisition contract to refund an earnest money deposit or portion thereof; (g) for so long as neither CNLRS nor any Subsidiary of CNLRS is a Borrower hereunder, investments in, including loans to, CNLRS and Subsidiaries of CNLRS in an aggregate amount not to exceed $100,000,000, provided that any such investments in RE-Stores, Inc. shall not exceed at any time $50,000,000 in the aggregate;
(h) investments and loans in Eligible Mortgage Notes Receivable in favor of a Borrower in connection with the sale of real property assets in the ordinary course of business; provided, that any purchase money mortgage executed and delivered in connection with any such Eligible Mortgage Note Receivable is duly recorded in the appropriate real estate recording office; (i) investments in CNL Commercial Funding, L.P. in the form of a loan in an amount not to exceed $7,000,000, or, in the alternative, investments in Commercial Finance, Inc. in the form of equity in an aggregate amount not to exceed $7,000,000; and (j) investments to the extent permitted under Section 7.8.

      7.5 Regulation U. No Borrower will permit any part of the proceeds of any Advance or any Letter of Credit to be used to purchase or carry or to reduce or retire any loan incurred to purchase or carry, any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) in violation of Regulation U or to extend credit to others for the purpose of purchasing or carrying any such margin stock in violation of Regulation U, or to be used for any other purpose which violates, or which would be inconsistent with, the provisions of Regulation U or other applicable regulation. Each Borrower covenants that it is not engaged and will not become engaged as one of its principal or important activities in extending credit for the purpose of purchasing or carrying such margin stock. If requested by the Agent, each Borrower will furnish to the Agent in connection with any loan or loans hereunder, a statement in conformity with the requirements of Federal Reserve Form U-1 or G-3, as applicable, referred to in said Regulation. In addition, each Borrower covenants that no part of the proceeds of any Advance or any Letter of Credit will be used for the purchase of commodity future contracts (or margins therefor for short sales) for any commodity not required for the normal raw material inventory of such Borrower.

      7.6 Insider Transactions. No Borrower will, directly or indirectly, purchase, acquire or lease any property or asset from, or sell, dispose of or lease any property or assets to, or otherwise deal with, in the ordinary course of business or otherwise, (i) any stockholder or (ii) any other related entity (except for any such transaction by and among the Borrowers), except upon terms and conditions not less favorable to such Borrower than if no such relationship existed and upon approval thereof by the independent members of such Borrower's board of directors (or other body of individuals performing a similar function), or except for transactions of which the Agent has been notified in writing by such Borrower and Required Banks have consented thereto, which consent will not be unreasonably withheld.

      7.7 Changes in Governing Documents, Accounting Methods, Fiscal Year. No Borrower will amend in any material respect its organizational documents from that in existence on the date of this Agreement or make any material changes to its accounting methods or practices, its depreciation or amortization policy or rates, or its fiscal year end from that in existence as of the date of the financial statements provided to the Agent pursuant to Section 6.1 hereof, except as required to comply with law or with Generally Accepted Accounting Principles or except as consented to in writing by the Agent, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, the Up-REIT Borrower may amend its partnership agreement without the necessity of obtaining the consent of the Agent for the sole purpose of admitting additional limited partners to the partnership so long as such amendment does adversely affect the rights of the Banks hereunder.

      7.8 Certain  Permitted  Investments.  Notwithstanding  the  provisions  of
Section 7.4, the Borrowers shall not, and shall not permit any of their Subsidiaries to, make any investment in or otherwise own the following items which would cause the aggregate value of such holdings of the Borrowers and their Subsidiaries to exceed the applicable limits set forth below:
            (a) common stock, preferred stock and any other capital stock or other equity interests in, or loans to, unconsolidated affiliates, such that the aggregate value of such interests, calculated on the basis of cost, or loans, exceeds ten percent (10.0%) of Total Assets; provided, however, that CNLRS and Re-Stores, Inc. shall not be considered unconsolidated affiliates for purposes of this Section 7.8(a) at all times prior to March 31, 2001;

            (b) investments in, or loans to, general and limited partnerships, joint ventures and other Persons which are not corporations and which investments are accounted for on an equity basis in accordance with GAAP, such that the aggregate book value of such investments, including loans, exceeds ten percent (10.0%) of Total Assets. The loan from CNLR to CorpREX, LLC in an amount up to $10,000,000 and the investments described in Section 7.4(i), shall be considered to be an investment subject to the limitations of this Section 7.8(b);

            (c) unimproved real estate which is not subject to a lease under which any Borrower is the lessor, such that the aggregate book value of all such unimproved real estate exceeds five percent (5.0%) of Total Assets; and

            (d) real property under construction such that the aggregate Construction Budget for all such real property exceeds fifteen percent (15.0%) of Total Assets; provided, however, the Borrowers shall not make investments in real property under construction otherwise permitted hereunder unless (i) at least seventy-five percent (75%) of the total square footage under construction is the subject of executed leases, (ii) all necessary permits are in place and (iii) the project relating to such real property under construction is subject to a guaranteed maximum price construction contract.

            (e) investments in loans and interests in securitized pools of promissory notes, mortgage loans, chattel paper, leases or similar financial assets originated by Commercial Finance, Inc., a joint venture between CNL Commercial Funding, L.P. and BYL BanCorp such that the aggregate value (determined on the basis of lower of cost or fair value) of all such loans and investments made pursuant to this clause (e) exceeds the greater of (x) the lesser of (i) $60,000,000 or (ii) seven and one-half percent (7.5%) of Total Assets or (y) ten percent (10%) of Tangible Net Worth;

In addition to the foregoing limitations, the aggregate value of all of the items subject to the limitations in the preceding clauses (a) through (e) shall not exceed twenty-five percent (25.0%) of Total Assets.

      7.9 Ownership of Assets. No general partner nor any limited partner of the Up-REIT Borrower, which general partner or limited partner is a Subsidiary of CNLR, shall own any assets other than their respective ownership interests in the Up-REIT Borrower.

                          SECTION 8. EVENTS OF DEFAULT.

      It shall be an Event of Default if:

      8.1 Payment of Obligations to the Banks. Any Borrower fails to make payment of any principal, interest, or other amount due on any indebtedness owed the Agent or the Banks hereunder, or fails to make any other payment to the Agent or the Banks as contemplated hereunder either by the terms hereof or otherwise.

      8.2 Representation or Warranty. Any representation or warranty made or deemed made by any Borrower herein or in any writing furnished in connection with or pursuant to the loan application and loan commitment for the credit facilities contemplated by this Agreement or in connection with or pursuant to the Loan Documents shall be false in any material adverse respect on the date when made or when deemed made.

      8.3 Covenants. Any Borrower defaults in the performance or observance of or breaches any agreement, covenant, term, or condition binding on it contained in the Loan Documents.

      8.4 Any Borrower's Liquidation; Dissolution; Bankruptcy; Etc. Any liquidation or dissolution of any Borrower, suspension of the business of any Borrower, or the filing or commencement by any Borrower of a voluntary petition, case, proceeding, or other action seeking reorganization, arrangement, readjustment of its debts; or commencement of an involuntary petition, case, proceeding or other action against Borrowers seeking reorganization, arrangement or readjustment of its debts, which is not vacated, discharged, stayed, bonded or dismissed within 60 days of its commencement; or the entry of an order for relief under any existing or future law of any jurisdiction, domestic or foreign, state or federal, relating to bankruptcy, insolvency, reorganization or relief of debtors, or any other action of any Borrower indicating its consent to, approval of, or acquiescence in, any such petition, case, proceeding, or other action seeking to have an order for relief entered with respect to it or its debts; the application by any Borrower for, or the appointment, by consent or acquiescence of, a receiver, trustee, custodian, or other similar official for any Borrower or for all or a substantial part of its property; the making by any Borrower of an assignment for the benefit of creditors; or the inability of any Borrower or the admission by any Borrower in writing of its inability to pay its debts as they mature.

      8.5 Order of Dissolution. Any order is entered in any proceedings against any Borrower decreeing the dissolution or split-up of such Borrower, and such order remains in effect for more than sixty (60) days.

      8.6  Reports  and  Certificates.   Any  report,   certificate,   financial
statement, or other instrument delivered to the Agent or the Banks by any Borrower is at any time false or misleading in any material adverse respect.

      8.7 Judgments. The rendition of a final judgment against any Borrower for the payment of damages or money in excess of Ten Million Dollars ($10,000,000) if the same is not discharged, bonded off or transferred to other security or if a writ of execution or similar process is issued with respect thereto and is not stayed within the time allowed by law for filing notice of appeal of the final judgment.

      8.8 Liens Imposed by Law. The violation of any law or any act or omission by any Borrower that results in the imposition of a Lien by operation of law on any of its property, if the Lien is not discharged, bonded off or transferred to other security within sixty (60) days after it has attached and if the Lien relates to a claim for the payment of damages or money in excess of Ten Million Dollars ($10,000,000).

      8.9 Corporate Existence. Any act or omission (formal or informal) of any Borrower or its officers, directors, shareholders, or partners leading to, or resulting in, the termination, invalidation (partial or total), revocation, suspension, interruption, or unenforceability of its existence, or the transfer or disposition (whether by sale, lease, or otherwise) to any Person of all or a substantial part of its property.

      8.10 ERISA. Any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $1,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of
Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $1,000,000.


      8.11  Cross-Default.

            (i) Any Borrower shall fail to pay when due and payable (following the expiration of any applicable cure periods) the principal of, or interest on, any Debt (other than the Loans) having an aggregate outstanding principal amount of $10,000,000 or more ("Material Debt"); or

            (ii) The maturity of any material Debt shall have (x) been accelerated in accordance with the provisions of any indenture, contract or instrument evidencing, providing for the creation of or otherwise concerning such Debt or (y) been required to be prepaid prior to the stated maturity thereof; or

            (iii) Any other event shall have occurred and be continuing which would permit any holder or holders of any Material Debt, any trustee or agent acting on behalf of such holder or holders or any other Person, to accelerate the maturity of any such Debt or require any such Debt to be prepaid prior to its stated maturity.

      8.12 Change of Control. Neither CNLR nor a Wholly-Owned Subsidiary of CNLR shall be the sole general partner of the Up-REIT Borrower having the sole and exclusive power to exercise all management and control over the Up-REIT Borrower.

            THEN (i) upon the occurrence of any Event of Default described in the foregoing Subsections 8.4 or 8.5, the unpaid principal amount of and accrued interest on all Advances and all other obligations under the Loan Documents shall automatically become immediately due and payable, without presentment, demand, protest, or other requirement of any kind, all of which are expressly waived by each Borrower and the commitments of each Bank to make Advances hereunder and the obligation of the Issuing Bank to issue Letters of Credit hereunder and the obligation of the Swingline Lender to make Swingline Loans hereunder shall thereupon terminate; and (ii) upon the occurrence and during the continuance of any other Event of Default: (a) the Agent shall, upon the written request or with the written consent of the Required Banks take any one or more of the following actions: (1) declare all or any portion of the amounts described in (i) to be, and the same shall forthwith become, immediately due and payable, without presentment, demand, protest, or other requirement of any kind, all of which are expressly waived by each Borrower, and (2) declare all commitments to make Revolving Credit Advances hereunder and the obligation of the Issuing Bank to issue Letters of Credit hereunder to be terminated, and (b) any Bank may give notice to the Borrowers and the Agent terminating its commitment to make further Revolving Credit Advances hereunder. Further, if the Agent has exercised any of the rights provided under clause (ii) the preceding sentence, the Swingline Lender shall: (x) declare the principal of, and accrued interest on, the Swingline Loans and the Swingline Note at the time outstanding, and all of the other obligations owing to the Swingline Lender, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower and (y) terminate the Swingline Commitment and the obligation of the Swingline Lender to make Swingline Loans. In any case, the Borrowers shall be required to pay to the Agent a sum equal to the maximum amount available under any Letters of Credit, which sum the Agent will hold for reimbursement of any amounts drawn under Letters of Credit and the Issuing Bank may terminate any Letters of Credit providing for such termination by sending a notice of termination as provided therein. The Agent may immediately proceed to do all other things provided for by law or the Loan Documents to enforce the rights of the Agent, the Issuing Bank, and the Banks hereunder and to collect all amounts owing to the Agent, the Issuing Bank, the Swingline Lender and the Banks by the Borrowers. No right, power, or remedy conferred upon the Agent, the Issuing Bank, the Swingline Lender or the Banks by the Loan Documents shall be exclusive of any other right, power, or remedy referred to therein or now or hereafter available at law or in equity. Notwithstanding the foregoing, an Event of Default under subsection 8.3, 8.6 or 8.7 above shall not be deemed to have occurred if the matter described therein is cured within thirty (30) days after written notice thereof has been given by the Agent to the Borrowers, an Event of Default under subsections 8.1 or 8.2 above shall not be deemed to have occurred if the matter described therein is cured within five (5) days after written notice thereof has been given by the Agent to the Borrowers; provided however, that notwithstanding anything herein to the contrary, in the case of an default in performance by the Borrowers of Section 7.1., (i) each Bank's Revolving Credit Commitment and the Swingline Lender's Swingline Commitment shall automatically terminate immediately upon such default in performance without the necessity of notice, vote or any other action on the part of the Agent or the other Banks, (ii) an Event of Default shall be deemed to have occurred if the Borrowers fail to repay all outstanding Advances within thirty (30) days after such Debt was incurred, and (iii) if the Borrowers fail to repay all Advances within such thirty (30) day period, the Borrowers shall pay interest on all Advances outstanding from and after the incurrence of the Debt which resulted in a violation of Section 7.1. at the Default Rate.


                              SECTION 9. THE AGENT

      9.1   Appointment, Authorization, and Action.

            (a) Each Bank hereby irrevocably appoints and authorizes the Agent to act as its contractual representative hereunder and take such action on its behalf and to exercise such powers and discretion under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Nothing herein or in any of the other Loan Documents shall be construed to constitute the Agent a trustee for any Bank or to establish a fiduciary relationship with any Bank or impose on the Agent any duties, responsibilities, or obligations other than those expressly set forth in this Agreement or the other Loan Documents.

            (b) The Agent shall be entitled to use its reasonable discretion with respect to exercising or refraining from exercising any rights or taking any actions which may be vested in it or which it may be able to take under or in respect of this Agreement and the other Loan Documents, unless this Agreement expressly otherwise provides or unless the Agent shall have been instructed by the Required Banks to exercise or refrain from exercising such rights or taking such actions (in which case it shall be required to so act or refrain from acting pursuant to the directions of the Required Banks); provided, however,
                                                             ------------------
that the Agent shall not be required to take any action or refrain from acting in any manner which in its reasonable judgment exposes the Agent to personal liability or which is contrary to this Agreement or applicable law. The Agent agrees to give to each Bank prompt notice of each notice given to it by any Borrower pursuant to the terms of this Agreement.

      9.2  Delegation  of Duties.  The Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Agent with reasonable care.

      9.3 Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for actions occasioned solely by its or such Person's own bad faith, gross negligence or willful misconduct), or (b) responsible in any manner to any of the Banks for any recitals, statements, representations, or warranties made by any Borrower or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement, or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of this Agreement or the other Loan Documents or for any failure of any Borrower to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books, or records of any Borrower.

      9.4 Reliance by the Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex, or teletype message, statement, order or other document or conversation believed by it to be genuine and correct, and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including without limitation, counsel to any Borrower), independent accountants, and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 11.4 hereof. The Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Banks (or, when expressly required hereby or by the relevant other Loan Document, all the Banks) as it deems appropriate and it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for liabilities arising solely from its own gross negligence or willful misconduct. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Banks (or, when expressly required hereby, all the Banks), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Banks and all future holders of the Note.

      9.5 Agent and Affiliates. With respect to its Revolving Credit Commitment and the Advances made by it, the Agent shall have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not the Agent; and the term "Bank" or "Banks" shall, unless otherwise indicated, include the Agent in its individual capacity. The Agent and its affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from, and generally engage in any kind of business with, any Borrower, and any Person who may do business with or own securities of any Borrower all as if it were not the Agent. The Agent and its affiliates may accept fees and other consideration from any Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

      9.6 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default hereunder unless it has received written notice or telephonic notice confirmed immediately in writing from a Bank or any Borrower referring to this Agreement, describing such Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, it shall promptly give notice thereof to the Banks. The Agent shall take such action with respect to such Event of Default as shall be reasonably directed by the Required Banks; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable in the best interests of the Banks.

      9.7 Non-Reliance on the Agent and Other Banks. Each Bank expressly acknowledges that neither the Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of any Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrowers, and made its own decision to enter into this Agreement. Each Bank also represents that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals, and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports, and other documents expressly required to be furnished to the Banks by the Agent hereunder or by the other Loan Documents, the Agent shall not have any duty or responsibility to provide any bank with any credit or other information concerning the business, operations, property, financial, and other condition or creditworthiness of the Borrowers which may come into the possession of the Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries, or affiliates.

      9.8 Enforcement by the Agent. All rights of action under this Agreement and the other Loan Documents may be enforced by the Agent and any suit or proceeding instituted by the Agent in furtherance of such enforcement may be brought in its name as the Agent without the necessity of joining any Banks as plaintiffs or defendants, and the recovery of any judgment shall be for the benefit of the Banks, subject to the expenses of the Agent. Unless otherwise permitted by the Required Banks, no Bank (other than the Agent) shall attempt to enforce any rights of action under this Agreement and the other Loan Documents.

      9.9 Indemnification. The Banks agree to indemnify each of the Agent and the Arranger in its respective capacity as such and to the extent not promptly reimbursed by the Borrowers and without limiting the obligations of the Borrowers to do so, ratably according to their respective Pro Rata Portions, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements or any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Agent or the Arranger in any way relating to or arising out of this Agreement or any other Loan Documents or the transactions contemplated thereby, or any action taken or omitted by the Agent or the Arranger in connection therewith (including, without limitation, the costs and expenses payable by the Borrowers under Subsection 11.2); provided, however, that no Bank shall be
                                      ------------------
liable for any of the foregoing to the extent they arise from the Agent's or the Arranger's gross negligence, bad faith or willful misconduct. Without limiting the foregoing, each Bank agrees to reimburse the Agent and the Arranger promptly upon demand for such Bank's ratable share of any costs and expenses payable by the Borrowers under Section 11.2, to the extent that the Agent or the Arranger is not promptly reimbursed for such costs and expenses by the Borrowers. The agreements contained in this Subsection shall survive the repayment of the Advances and termination of the facilities hereunder.

      9.10 Failure to Act. Except for actions expressly required of the Agent hereunder and under the other Loan Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Banks of their indemnification obligations hereunder against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

      9.11 Successor Agent. Subject to the appointment and acceptance of a successor as provided below, the Agent may resign at any time by giving written notice thereof to the Banks and the Borrowers. Upon any such resignation and after consultation with the Borrowers, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Banks, and after consultation with the Borrowers, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000.00. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Documents. After any retiring Agent's resignation hereunder as the Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by its while it was the Agent under this Agreement.

      9.12  Titled  Parties  Have  No  Duties.  Neither  the  Arranger  nor  the
Syndication Agent (each in such capacity, a "Titled Party") assumes any responsibility or obligation hereunder, including, without limitation, for servicing, enforcement or collection of any of the Advances, nor any duties as an agent hereunder for the Banks. The titles of "Arranger" and "Syndication Agent" are solely honorific and imply no fiduciary responsibility on the part of the Titled Parties to the Agent, the Borrowers or any Bank and the use of such titles does not impose on the Titled Parties any duties or obligations greater than those of any other Lender.


                   SECTION 10.  INDEMNIFICATION BY BORROWERS.

      The Borrowers hereby jointly and severally agree to indemnify the Agent, the Issuing Bank, and each Bank and their respective officers, directors, employees, and agents (individually an "Indemnified Party" and collectively the "Indemnified Parties") against and agrees to hold the Indemnified Parties harmless from, any and all liabilities, losses, claims, damages, and expenses (including reasonable counsel fees and expenses) of any kind whatsoever arising out of, or in any way connected with, or as a result of (a) the transactions contemplated in the Loan Documents, (b) the use of proceeds of any Advance or of any Letter of Credit, (c) the execution and delivery of any subsequent credit documentation or other document contemplated hereby or thereby by the parties hereto or the performance of their respective obligations hereunder or thereunder or (d) any claim, action, suit, investigation, or proceeding relating to the foregoing or to any Borrower whether or not the Indemnified Party is a party thereto; provided that in no event shall any Borrower be liable for indemnity hereunder by reason of any act or omission caused by the bad faith, gross negligence, or willful misconduct of any Indemnified Party. The foregoing indemnity shall be effective regardless of any investigation made by or on behalf of the Agent, the Issuing Bank, any Bank, or any Borrower.


                           SECTION 11. MISCELLANEOUS.

      11.1 Course of Dealing; Amendments; Waiver. Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement or in any Loan Document to be given by the Banks may be given, and any term of this Agreement or of any other Loan Document may be amended, and the performance or observance by the Borrowers of any terms of this Agreement or such other Loan Document or the continuance of any default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Required Banks (and, in the case of an amendment to any Loan Document, the written consent of each Person that is a party to such Loan Document). Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing, and signed by all of the Banks (or the Agent at the written direction of all of the Banks), do any of the following: (i) increase the Revolving Credit Commitments of the Banks (except as permitted under Section 2.1(e)) or subject the Banks to any additional obligations; (ii) reduce the principal of, or interest rates that have accrued or that will be charged on the outstanding principal amount of, any Advances or other obligations; (iii) reduce the amount of any fees payable hereunder; (iv) postpone any date fixed for any payment of any principal of, interest on, or fees with respect to, any Advances or any other obligations; (v) amend this Section or amend the definitions of the terms used in this Agreement or the other Loan Documents insofar as such definitions affect the substance of this Section; (vi) modify the definition of the term "Required Banks" or modify in any other manner the number or percentage of the Banks required to make any determinations or waive any rights hereunder or to modify any provision hereof; and (vii) modify the terms of Section 6.2.(c). In addition, the definitions of Unencumbered Assets and Unsecured Debt (and the definitions used in such definitions and the percentages and rates used in the calculation thereof) may not be amended without the written consent of all of the Banks. Any amendment, waiver or consent relating to Section 2.4 or the obligations of the Swingline Lender under this Agreement or any other Loan Document shall, in addition to the Banks required hereinabove to take such action, require the written consent of the Swingline Lender. Further, no amendment, waiver or consent unless in writing and signed by the Agent, in addition to the Banks required hereinabove to take such action, shall affect the rights or duties of the Agent under this Agreement or any of the other Loan Documents. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon and any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose set forth therein. No course of dealing or delay or omission on the part of the Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. Except as otherwise explicitly provided for herein or in any other Loan Document, no notice to or demand upon the Borrowers shall entitle the Borrowers to other or further notice or demand in similar or other circumstances.

      11.2 Payment of Expenses, Including Attorneys' Fees and Taxes. The Borrowers agree (a) to pay or reimburse the Agent, the Issuing Bank, and each Bank for all of their reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, execution, and delivery of, and any amendment, supplement, or modification to, or waiver or consent under, the Loan Documents, and the consummation of the transactions contemplated thereby, including, without limitation, the reasonable and customary fees and disbursements of counsel for the Agent, the Issuing Bank, and each Bank, taxes, and all recording or filing fees, (b) to pay or reimburse the Agent, the Issuing Bank, and each Bank for all of their costs and expenses incurred in connection with the administration, supervision, collection, or enforcement of, or the preservation of any rights under, the Loan Documents or the Letters of Credit, including, without limitation, the fees and disbursements of counsel for the Agent, the Issuing Bank, and the Banks, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings, or otherwise,
(c) without limiting the generality of provision (a) hereof, to pay or reimburse the Agent, the Issuing Bank, and the Banks for, and indemnify and hold the Agent, the Issuing Bank, and the Banks harmless against liability for, any and all documentary stamp taxes, annual and non-recurring intangible taxes, or other taxes, together with any interest, penalties, or other liabilities in connection therewith, that the Agent, the Issuing Bank, or any Bank now or hereafter determines are payable with respect to the Loan Documents, the obligations evidenced by the Loan Documents, any Advances, the Letters of Credit, and any guaranties or mortgages or other security instruments, and (d) to pay, indemnify, and hold the Agent, the Issuing Bank, and the Banks harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance, and administration of the Loan Documents or the Letters of Credit. The agreements in this Subsection shall survive repayment of all other amounts payable hereunder or pursuant hereto, now or in the future.

      11.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Agent, each Bank, each Borrower, and their respective successors and permitted assignees or transferees.

      11.4  Assignments and Participations.

            (a) No Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Bank.

            (b) Any Bank may with the prior written consent of the Agent and the
Borrowers (which consent, in each case, shall not be unreasonably withheld) assign to one or more Eligible Assignees (each an "Assignee") all or a portion of its Revolving Credit Commitment and its other rights and obligations under this Agreement and the Notes; provided, however, (i) no such consent by the Borrowers shall be required (x) in the case of any assignment to another Bank or any affiliate of such Bank or another Bank or (y) if an Event of Default or default shall then be existing; (ii) any partial assignment shall be in an amount at least equal to $10,000,000 and after giving effect to such assignment the assigning Bank retains a Revolving Credit Commitment, or if the Revolving Credit Commitments have been terminated, holds Notes having an aggregate outstanding principal balance, of $10,000,000 and integral multiples of $5,000,000 in excess thereof; and (iii) each such assignment shall be effected by means of an Assignment and Acceptance Agreement in the form attached hereto as Exhibit "C". Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be deemed to be a Bank party to this Agreement as of the effective date of the Assignment and Acceptance Agreement and shall have all the rights and obligations of a Bank with a Revolving Credit Commitment as set forth in such Assignment and Acceptance Agreement, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection, the transferor Bank, the Agent and the Borrowers shall make appropriate arrangements so that new Notes are issued to the Assignee and such transferor Bank, as appropriate. In connection with any such assignment (other than any assignment made pursuant to Section 2.11(b) hereof), the transferor Bank (excluding the Agent in its capacity as a Bank) shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,500.

            (c) By executing and delivering an Assignment and Acceptance, the assigning Bank thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows:

                  (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement or any other instrument or document furnished pursuant hereto;

                  (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by any Borrower of any of its obligations or any other instrument or document furnished pursuant hereto;

                  (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
Section 6.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

                  (iv) such assignee will, independently and without reliance upon the Agent, such assigning Bank or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement;

                  (v) such assignee appoints and authorizes the Agent to take such action as the Agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and

                  (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

            (d) Any  Bank may at any  time  grant to one or more  banks or other financial institutions (each a "Participant") participating interests in its Revolving Credit Commitment or the obligations owing to such Bank; provided,
                                                                       --------
however,  (i) any such  participating  interest must be for a constant and not a
-------
varying percentage interest, (ii) no Bank may grant a participating interest in its Revolving Credit Commitment, or if the Revolving Credit Commitments have been terminated, the aggregate outstanding principal balance of Notes held by it, in an amount less than $10,000,000 and (iii) after giving effect to any such participation by a Bank, the amount of its Revolving Credit Commitment, or if the Revolving Credit Commitments have been terminated, the aggregate outstanding principal balance of Notes held by it, in which it has not granted any participating interests must be equal to $10,000,000 and integral multiples of $5,000,000 in excess thereof. Except as otherwise provided herein, no Participant shall have any rights or benefits under this Agreement or any other Loan Document. In the event of any such grant by a Bank of a participating interest to a Participant, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrowers and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrowers hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided, however, such Bank may agree with the Participant that it will not,
------------------
without the consent of the Participant, agree to (i) increase the Revolving Credit Commitments of the Banks (except as permitted under Section 2.1(e)) or subject the Banks to any additional obligations; (ii) reduce the principal of, or interest rates that have accrued or that will be charged on the outstanding principal amount of, any Advances or other obligations; (iii) reduce the amount of any fees payable hereunder; (iv) postpone any date fixed for any payment of any principal of, interest on, or fees with respect to, any Advances or any other obligations;; (v) amend Section 11.1. or amend the definitions of the terms used in this Agreement or the other Loan Documents insofar as such definitions affect the substance of Section 11.1.; (vi) modify the definition of the term "Required Banks" or modify in any other manner the number or percentage of the Banks required to make any determinations or waive any rights hereunder or to modify any provision hereof; (vii) modify the terms of Section 6.2.(c); and (viii) amend the definitions of Unencumbered Asset Value and Unsecured Debt (and the definitions used in such definitions and the percentages and rates used in the calculation thereof). An assignment or other transfer which is not permitted by subsection (b) above shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection. The selling Bank shall notify the Agent and the Borrowers of the sale of any participation hereunder and the terms thereof.

            (e) Notwithstanding any of the foregoing to the contrary, nothing herein is intended to prohibit the assigning, discounting, or pledging of all or any portion of a Bank's interest in the Advances or the Note to any Federal Reserve Bank as collateral security pursuant to regulations of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, and such Advances or interest in the Note shall be fully transferable as provided therein. No such assignment shall release the assigning Bank from its obligations hereunder.

            (f) The Borrowers agree that any participants shall have the same rights of set-off against the Borrowers as granted the Banks in Subsection 11.6 hereof. Upon the written request of the Borrowers, the Banks will advise the Borrowers of the names of any participants and the extent of their interest herein.

      11.5  Confidential Information.

            (a) The Agent and the Banks shall  exercise their good faith efforts not to make any public disclosure of confidential information obtained pursuant to the Loan Documents; provided, that the foregoing shall not be construed to, now or in the future, apply to any information reflected in any recorded document, information obtained from sources other than the Borrowers, or otherwise in the public domain nor shall it be construed to prevent the Agent or any Bank from (i) making any disclosure of any information (A) if required to do so by any applicable law or regulation or accepted banking practice, (B) to any governmental agency or regulatory body having or claiming authority to regulate or oversee any aspect of the Agent's or such Bank's business or any of its Subsidiaries or affiliates in connection with the exercise of such authority or claimed authority, (C) pursuant to subpoena, (D) to the extent the Agent or such Bank or their respective counsel deems necessary or appropriate to do so to enforce any remedy provided for in the Loan Documents or otherwise available by law, (ii) subject to the immediately succeeding sentence, making such disclosures as such Bank reasonably deems necessary or appropriate to any bank or financial institution (and/or counsel thereto) which is a prospective assignee or participant under Subsection 11.4 (each such bank or financial institution, a "Prospective Bank") or (iii) making, on a confidential basis, such disclosures as the Agent or such Bank deems necessary or appropriate to the Agent's or such Bank's counsel or accountants (including outside auditors).

            (b) Each Bank agrees that prior to (a) disclosing to any Prospective Bank any information which the Banks have agreed hereunder to hold as confidential or (b) entering into an agreement granting to a Prospective Bank an interest in the Advances, the applicable Bank shall make a good faith effort to obtain an agreement executed by such Prospective Bank in form and substance similar to the provisions of this Subsection; provided, that in no event shall
                                               --------
such Bank or the Agent be liable for any breach of such agreement by the Prospective Bank.

      11.6 Liens; Set-Off. Each Borrower hereby grants to the Agent and the Banks (including any Banks added at a later time) a continuing lien to secure all indebtedness of the Borrowers to the Agent and the Banks created hereunder or pursuant to the Loan Documents upon any and all monies, securities, and other property of such Borrower and the proceeds thereof, now or hereafter held or received by or in transit to, the Agent or any Bank from or for the Borrowers, and also upon any and all deposits (general or special) and credits of the Borrowers, if any, at the Agent or any Bank, at any time existing. Upon the occurrence of any Event of Default, the Agent, and the Banks are hereby authorized at any time and from time to time, without notice to such Borrower, to set off, appropriate, and apply any or all items hereinabove referred to against indebtedness of the Borrowers owed to the Agent or the Banks under the Loan Documents, whether now existing or hereafter arising. The Agent or any Bank shall be deemed to have exercised such right of set-off and to have made a charge against such items immediately upon the occurrence of such Event of Default although made or entered on its books subsequent thereof. Notwithstanding the foregoing, any Bank exercising any right to set-off hereunder shall promptly thereafter deliver to the Agent and the Borrowers a written notice thereof, provided that any failure to deliver such notice shall
                          --------
not, in any event, limit such Bank's or any other Bank's right of set-off hereunder.

      11.7 Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed, or sent by United States mail or courier service and shall be deemed to have been given when delivered in person, receipt of telecopy or telex or four Business Days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Subsection 11.6) shall be as set forth under each party's name on the signature pages hereof, or in the case of any Bank becoming a party hereto after the Closing Date, in the applicable Assignment and Acceptance Agreement.

      11.8 Waiver of Default. The Banks may, in accordance with the provisions of Subsection 11.1, by written notice to the Borrowers, at any time and from time to time, waive any Event of Default and its consequences, or any default in the performance or observance of any condition, covenant, or other term hereof and its consequences. Any such waiver shall be for such period and subject to such conditions as shall be specified in any such notice. In the case of any such waiver, the Borrowers and the Banks shall be restored to their former positions prior to such Event of Default or default and shall have the same rights as they had thereto, and any Event of Default or default so waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Event of Default or default, or impair any right consequent thereto.

      11.9 No Waiver; Cumulative Remedies. No omission or failure of the Agent or the Banks to exercise and no delay in exercising by the Agent or the Banks of any power, or privilege, shall operate as a waiver thereof or be construed to be a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The rights and remedies provided in the Loan Documents are cumulative and not exclusive of any rights or remedies provided by law, and the warranties, representations, covenants, and agreements made therein shall be cumulative, except in the case of irreconcilable inconsistency, in which case the provisions of this Agreement shall control.

      11.10 Venue and Jurisdiction. In any litigation in connection with or to enforce this Agreement or any of the other Loan Documents, each Borrower irrevocably consents to and confers personal jurisdiction on the courts of the State of Florida located in Orange County or the United States courts located within the Middle District of the State of Florida, expressly waives any objections as to venue in any of such courts, and agrees that service of process may be made on such Borrower by mailing a copy of the summons and complaint by registered or certified mail, return receipt requested, to the address set forth herein below the name of the Borrower on the signature page hereto (or otherwise expressly provided in writing). Nothing contained herein shall, however, prevent the Agent from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available by applicable law.

      11.11 Governing Law. The validity, interpretation, and enforcement of this Agreement, of the rights and obligations of the parties hereto, and of the other documents delivered in connection herewith shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida, excluding those laws relating to the resolution of conflicts between laws of different jurisdictions.

      11.12 Title and Headings; Table of Contents. The titles and headings preceding the text of the Sections and Subsections of this Agreement and the Table of Contents have been inserted and included solely for convenience of reference and shall neither constitute a part of this Agreement nor affect its meaning, interpretation, or effect.

      11.13 Complete Agreement. The Loan Documents contain the final, complete, and exclusive expression of the understanding of the Borrowers, the Agent, and the Banks with respect to the transactions contemplated by the Loan Documents and supersede any prior or contemporaneous agreement or representation, oral or written, by or between the parties related to the subject matter hereof.

      11.14 Legal or Governmental Limitations. Anything contained in this Agreement to the contrary notwithstanding, the Banks shall not be obligated to extend credit or make any loans to the Borrowers in an amount in violation of any limitations or prohibitions provided by any applicable statute or regulation.

      11.15 Counterparts. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

      11.16 WAIVER OF JURY TRIAL BY BORROWERS. EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RESPECTIVE RIGHTS IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED ON THE LOAN DOCUMENTS OR ARISING OUT OF, UNDER OR IN CONNECTION THEREWITH, OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO OR THERETO. FURTHERMORE, NO BORROWER SHALL SEEK TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY ACTION IN WHICH A JURY TRIAL CANNOT BE WAIVED. THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE BANKS ACCEPTING AND ENTERING INTO THE CREDIT CONTEMPLATED BY THE LOAN DOCUMENTS (OR ANY AGREEMENT EXECUTED IN CONNECTION WITH THE LOAN DOCUMENTS) FROM, OR WITH, THE BORROWERS.

      11.17 BORROWERS JOINTLY AND SEVERALLY LIABLE. the obligationS of the borrowers HEREUNDER SHALL BE joint and several, and ACCORDINGLY, each BORROWER CONFIRMS THAT IT is liable for the full amount of ALL OF THE OBLIGATIONS AND LIABILITIES OF EACH OF THE OTHER borrowers HEREUNDER; PROVIDED, HOWEVER, THAT
THE MAXIMUM AMOUNT OF LIABILITY OF ANY BORROWER HEREUNDER (after giving application to Section 11.18 hereof) SHALL BE LIMITED TO THE MAXIMUM AMOUNT OF OBLIGATIONS AND LIABILITIES WHICH, AFTER GIVING EFFECT THERETO, WOULD NOT CAUSE SUCH oBLIGATIONS AND LIABILITIES, AS SO REDUCED, TO BE SUBJECT TO AVOIDANCE UNDER APPLICABLE LAW. THIS SECTION 11.17 IS INTENDED SOLELY TO PRESERVE THE RIGHTS OF THE BANKS AND THE AGENT HEREUNDER TO THE MAXIMUM EXTENT THAT WOULD NOT CAUSE THE OBLIGATIONS LIABILITIES OF SUCH BORROWER TO BE SUBJECT TO AVOIDANCE UNDER APPLICABLE LAW, AND NEITHER SUCH BORROWER NOR ANY OTHER PERSON SHALL HAVE ANY RIGHT OR CLAIM UNDER THIS SECTION 11.17 AS AGAINST THE BANKS AND THE AGENT THAT WOULD NOT OTHERWISE BE AVAILABLE TO SUCH PERSON UNDER APPLICABLE LAW.

      11.18 Contribution. The Borrowers hereby agree as among themselves that, if any Borrower shall make an Excess Payment (as defined below), such Borrower shall have a right of contribution from each other Borrower in an amount equal to such other Borrower's Contribution Share (as defined below) of such Excess Payment. The payment obligations of any Borrower under this Section 11.18 shall be subordinate and subject in right of payment to the prior payment in full to the Agent and the Banks of the obligations arising under this Agreement, and none of the Borrowers shall exercise any right or remedy under this Section
11.18 against any other Borrower until payment and satisfaction in full of all of any obligations arising under this Agreement. For purposes of this Section 11.18, (a) "Excess Payment" shall mean the amount paid by any Borrower in excess
            --------------
of its Pro Rata Share of such obligations arising under this Agreement; (c) "Pro
                                                                             ---
Rata  Share"  shall  mean,  for  any  Borrower  in  respect  of any  payment  of
-----------
obligations arising under this Agreement, the ratio (expressed as a percentage) as of the date of such payment of such obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Borrower (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Borrower hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Borrowers exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrowers hereunder) of the Borrowers; provided, however,
                                                              -----------------
that, for purposes of calculating the Pro Rata Shares of the Borrowers in respect of any payment of the obligations arising under this Agreement, any Borrower that became a Borrower subsequent to the date of any such payment shall be deemed to have been a Borrower on the date of such payment and the financial information for such Borrower as of the date such Borrower became a Borrower shall be utilized for such Borrower in connection with such payment; and (d) "Contribution Share" shall mean, for any Borrower in respect of any Excess
 -------------------
Payment made by any other Borrower, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Borrower (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Borrower hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Borrowers other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrowers hereunder) of the Borrowers other than the maker of such Excess Payment; provided, however, that,
                                                       ------------------
for purposes of calculating the Contribution Shares of the Borrowers in respect of any Excess Payment, any Borrower that became a Borrower subsequent to the date of any such Excess Payment shall be deemed to have been a Borrower on the date of such Excess Payment and the financial information for such Borrower as of the date such Borrower became a Borrower shall be utilized for such Borrower in connection with such Excess Payment. This Section 11.18 shall not be deemed to affect any right of subrogation, indemnity, reimbursement or contribution that any Borrower may have under applicable law against any of the other Borrowers in respect of any payment of the obligations arising under this Agreement.



                            [Signatures on Next Page]

      IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amended and Restated Credit Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              BORROWERS:

                              COMMERCIAL NET LEASE REALTY, INC.
                              NET LEASE REALTY I, INC.
                              NET LEASE REALTY II, INC.
                              NET LEASE REALTY III, INC.
                              NET LEASE REALTY IV, INC.
                              NET LEASE FUNDING, INC.


                              By:_____________________________________________
                              Name: Kevin B. Habicht
                              Title:Executive  Vice  President and
                                    Chief  Financial  Officer of each of
                                    the above-listed  entities on behalf
                                    of each such entity

                              Address for Notices:

                              450 S. Orange Avenue, Suite 900
                              Orlando, Florida 32801
                              Attention: Kevin B. Habicht

                              TELECOPY NO. 407/650-1044
                              CONFIRMING TEL. NO. 407/265-7348

                                 SIGNATURE PAGE

      Sixth Amended and Restated Credit Agreement dated as of October 26, 2000 among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., Net Lease Funding, Inc., First Union National Bank, as Agent and the Banks party thereto from time to time.


                              FIRST UNION NATIONAL BANK, individually,
                                as Agent and as Issuing Bank


                              By:_____________________________________________
                              Name:___________________________________________
                              Title:__________________________________________

                              Revolving Credit Commitment:

                              $70,000,000


                              Address for Notices:

                              First Union National Bank
                              One First Union Center, NC0166
                              301 South College Street
                              Charlotte, North Carolina  28288-0166
                              Attention:  Rex Rudy
                              Telecopy Number:  (704) 383-6205
                              Telephone Number: (704) 383-6506

                              and

                              First Union Securities, Inc.
                              Real Estate Syndications
                              One First Union Center, NC0608
                              301 South College Street
                              Charlotte, North Carolina  28288-0608
                              Attention:  David Blackman
                              Telecopy Number:  (704) 715-1964
                              Telephone Number: (704) 374-6272

                       [Signatures Continue on Next Page]

                                 SIGNATURE PAGE

      Sixth Amended and Restated Credit Agreement dated as of October 26, 2000 among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., Net Lease Funding, Inc., First Union National Bank, as Agent and the Banks party thereto from time to time.

                              BANK OF AMERICA, N.A.


                              By:_____________________________________________
                              Name:___________________________________________
                              Title:__________________________________________

                              Revolving Credit Commitment:

                              $40,000,000


                              Address for Notices:

                              Bank of America, N.A.
                              NC1-007-15-08
                              100 North Tryon Street, 15th Floor
                              Charlotte, NC  28255-0001
                              Attention: Mr. Wesley G. Carter, Associate
                              Telecopy Number:  (704) 388-8841
                              Telephone Number: (704) 386-8411

                                 SIGNATURE PAGE

      Sixth Amended and Restated Credit Agreement dated as of October 26, 2000 among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., Net Lease Funding, Inc., First Union National Bank, as Agent and the Banks party thereto from time to time.

                              AMSOUTH BANK


                              By:_____________________________________________
                              Name:___________________________________________
                              Title:__________________________________________

                              Revolving Credit Commitment:

                              $35,000,000


                              Address for Notices:

                              AmSouth Bank
                              111 North Orange Avenue
                              Orlando, FL  32858
                              Attention: John R. Gassie
                              Telecopy Number:  (407) 835-3015
                              Telephone Number: (407) 246-8944

                                 SIGNATURE PAGE

      Sixth Amended and Restated Credit Agreement dated as of October 26, 2000 among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., Net Lease Funding, Inc., First Union National Bank, as Agent and the Banks party thereto from time to time.

                              THE HUNTINGTON NATIONAL BANK


                              By:_____________________________________________
                              Name:___________________________________________
                              Title:__________________________________________

                              Revolving Credit Commitment:

                              $20,000,000


                              Address for Notices:

                              The Huntington National Bank
                              201 East Pine Street, Suite 1310
                              Orlando, FL  32801
                              Attention: Stewart A. Grashoff
                              Telecopy Number:  (407) 245-8422
                              Telephone Number: (407) 245-8406

                                 SIGNATURE PAGE

      Sixth Amended and Restated Credit Agreement dated as of October 26, 2000 among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., Net Lease Funding, Inc., First Union National Bank, as Agent and the Banks party thereto from time to time.

                                  COMERICA BANK


                              By:_____________________________________________
                              Name:___________________________________________
                              Title:__________________________________________

                              Revolving Credit Commitment:

                              $20,000,000


                              Address for Notices:

                              Comerica Bank
                              500 Woodward Avenue
                              Detroit, MI 48226-3256
                              Attention: Leslie Vogel
                              Telecopy Number:  (313) 222-9295
                              Telephone Number: (313) 222-9290

                                 SIGNATURE PAGE

      Sixth Amended and Restated Credit Agreement dated as of October 26, 2000 among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., Net Lease Funding, Inc., First Union National Bank, as Agent and the Banks party thereto from time to time.

                              CITIZENS BANK OF RHODE ISLAND


                              By:_____________________________________________
                              Name:___________________________________________
                              Title:__________________________________________

                              Revolving Credit Commitment:

                              $15,000,000


                              Address for Notices:

                              One Citizens Plaza
                              4th floor-RC0440
                              Providence, RI 02903
                              Attention: Craif Schermerhorn
                              Telecopy Number:  (401) 282-4485
                              Telephone Number: (401) 455-5425

                                   EXHIBIT "A"

                               NOTICE OF BORROWING


                              _____________________
                                      Date



First Union National Bank
One First Union Center, NC0166
301 South College Street
Charlotte, North Carolina  28288-0166
Attention:  Syndication Agency Services


Ladies and Gentlemen:

      Pursuant to the Sixth Amended and Restated Credit Agreement dated as of October 26, 2000, as amended, supplemented, restated, replaced, or otherwise modified from time to time (the "Agreement"; capitalized terms used but not defined herein shall have the meanings assigned in the Agreement); this represents the undersigneds' request for a borrowing or the Issuance of a Letter of Credit under the Revolving Credit Facility as follows:


__    ADVANCES

      __________  Proposed Date of Advance

      $__________ Aggregate Amount of Advance

      __________  Prime Rate Advance or __________ LIBOR Rate Advance

      If LIBOR Rate Advance: ____7 day, ____1, ____ 2, ____3 or ____6 month
      Interest Period

      The proceeds of the Advances are to be deposited in ____________________'s account at Agent.

__    LETTER OF CREDIT

      __________  Proposed Date of Issuance of Letter of Credit

      $__________ Maximum Amount of Letter of Credit

      __________  Expiration Date of Letter of Credit

      The name and address of the, beneficiary and the form of the Letter of Credit are as stated in the accompanying application for Letter of Credit.

      The    Letter    of    Credit    is   to   be    made    available    to
____________________________ at the Lending Office of the Issuing Bank, unless otherwise specified herein: _________________________________________.

      This Notice is given in order to induce the Banks to make the foregoing Advances or issue the foregoing Letter of Credit. We understand that the Agent and each of the Banks are relying on the truth and accuracy of the statements made in this Notice.

      1. If Advances are being requested, the proceeds will be used solely to: ________________________________________________________________________.

      2. If a Letter of Credit is being requested, the purpose of the Letter of Credit or the transaction supported by the Letter of Credit is:
_____________________________________________________________________________.

      3.    The anticipated takeout source for the requested borrowing is
_____________________________________________________________________________.

      4. If a Letter of Credit is being requested, this Notice is accompanied by an executed application for Letter of Credit and such other agreements, information, and documents as the Agent or the Issuing Bank requires, and the payment of fees and commissions described in the Agreement.

      5. All of the representations and warranties of the undersigned contained in the Agreement or in any of the other Loan Documents are true, correct, and complete on and as of the date of this Notice, with the same effect as though the representations and warranties had been made on and as of such date.

      6. Each of the undersigned is in compliance with all terms and conditions of the Agreement, and no Event of Default, nor any event which, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing, or would result from the borrowing or the issuance or a draw under the Letter of Credit.

      7. No liens, claims, encumbrances, transfers, or conveyances have been made, asserted, delivered, filed, or recorded with respect to any property purchased by the undersigned using loan proceeds, other than as permitted pursuant to the Agreement.

      8. After giving effect to the borrowing or the issuance of the Letter of Credit requested herein, the aggregate amount of Advances outstanding under the Revolving Credit Facility plus the aggregate amount of Letter of Credit Contingent Obligations will not exceed the Banks' Revolving Credit Commitments. Further, after giving effect to the borrowing or the issuance of the Letter of Credit requested herein, the aggregate amount of Advances used for funding under Letters of Credit plus the aggregate amount of Letter of Credit Contingent Obligations will not exceed $15,000,000.00.

      9. The undersigned have no setoffs or defenses under the Agreement or any other Loan Document. The Agreement, the Notes, and all other Loan Documents are valid, binding, and enforceable in accordance with their terms.

                              COMMERCIAL NET LEASE REALTY, INC.

                              By:_____________________________________________
                              Its:____________________________________________



                              NET LEASE REALTY I, INC.

                              By:_____________________________________________
                              Its:____________________________________________


                              NET LEASE REALTY II, INC.


                              By:_____________________________________________
                              Its:____________________________________________



                              NET LEASE REALTY III, INC.


                              By:_____________________________________________
                              Its:____________________________________________



                              NET LEASE REALTY IV, INC.


                              By:_____________________________________________
                              Its:____________________________________________



                              NET LEASE FUNDING, INC.


                              By:_____________________________________________
                              Its:____________________________________________

                                   EXHIBIT "B"

                                 PROMISSORY NOTE


$______________                                   As of October 26, 2000
                                               Charlotte, North Carolina

      FOR VALUE RECEIVED, the undersigned, COMMERCIAL NET LEASE REALTY, INC., a Maryland corporation ("CNLR"), NET LEASE REALTY I, INC., a Maryland corporation ("NET I"), NET LEASE REALTY II, a Maryland corporation ("NET II"), NET LEASE REALTY III, INC., a Maryland corporation ("NET III"), NET LEASE REALTY IV, INC., a Maryland corporation ("NET IV"), and NET LEASE FUNDING, INC., a Maryland corporation ("Funding"; CNLR, NET I, NET II, NET III, NET IV and Funding are collectively referred to herein as the "Borrowers"), jointly and severally promise to pay to the order of [BANK] (the "Lender"), in care of First Union National Bank, as Agent (the "Agent") under that certain Sixth Amended and
Restated Credit Agreement of even date herewith as amended and in effect from time to time (the "Agreement"), by and among the undersigned, the Banks and the Agent, to First Union National Bank, One First Union Center, Charlotte, North Carolina 28288, or at such other address as may be specified in writing by the Agent to the Borrowers, the principal sum of [ ] ($_____________), or so much thereof as may be advanced, and to pay interest on the principal amount remaining from time to time outstanding from the date hereof until due at the rate and at the times specified in the Agreement. Capitalized terms used but not defined herein shall have the meanings assigned those terms in the Agreement.

      In no event shall the interest rate applicable to principal outstanding under this Note exceed the maximum rate of interest allowed by applicable law, as amended from time to time. The Agent and the Lender do not intend to charge any amount of interest or other fees or charges in the nature of interest that exceeds the maximum rate allowed by applicable law. If any payment of interest or in the nature of interest hereunder would cause the foregoing interest rate limitation to be exceeded, then such excess payment shall be credited as a payment of principal unless the undersigned notifies the Agent in writing that the undersigned wishes to have such excess sum returned, together with interest at the rate specified in Section 687.04(2), Florida Statutes, or any successor statute.

      Principal outstanding hereunder shall be due and payable in a single payment at the Revolving Credit Maturity Date. Interest shall be payable quarterly and at such other times specified in the Agreement, as long as any principal amount remains outstanding hereunder, and at the Revolving Credit Maturity Date.

      This Note is issued pursuant to, and is subject to, the provisions of the Agreement. Reference is made to such Loan Documents for a description of additional rights and obligations of the undersigned, the Agent and the Lender, including events of default, rights of prepayment and rights of acceleration of maturity in the event of default.

      The undersigned agree to pay or reimburse the Agent and the Lender for all of their costs and expenses incurred in connection with administration, supervision, collection, or enforcement, or preservation of any rights under this Note and the Loan Documents, including, without limitation, the fees and disbursements of counsel for the Agent and the Banks, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings, or otherwise.

      All persons now or at any time liable for payment of this Note hereby waive presentment, protest, notice of protest, and notice of dishonor. The undersigned expressly consent to any extensions and renewals of this Note, in whole or in part, and all delays in time of payment or other performance under this Note which may be granted at any time and from time to time, without limitation and without any notice or further consent of the undersigned. All notices, demands, and other communications required or permitted in connection with this Note shall be given in the manner specified in the Agreement.

      Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Agreement.

      The remedies of the Agent and the Lender, as provided herein, or in any other Loan Document are cumulative and concurrent (except as may be provided in the Agreement) and may be pursued singularly, successively, or together, and may be exercised as often as the occasion therefor shall arise.

      This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida, excluding those laws relating to the resolution of conflicts between the laws of different jurisdictions.

      This Note shall constitute a modification and renewal of that certain Promissory Note from CNLR, NET I NET II, NET III, NET IV and Funding to the Lender dated as of September 23, 1999. THIS NOTE IS NOT INTENDED TO BE, AND SHALL NOT BE CONSTRUED TO BE, PAYMENT OF INDEBTEDNESS OR A NOVATION OF ANY OF THE OBLIGATIONS OWING UNDER OR IN CONNECTION WITH SUCH OTHER NOTE.


      IN WITNESS WHEREOF, the undersigned have caused this Note to be executed as of the day and year first above written.


                            COMMERCIAL NET LEASE REALTY, INC.,
                            a Maryland corporation


                            By:_______________________________________________
                            Kevin B. Habicht
                            Executive Vice President and Chief Financial Officer

                            Address:  450 S. Orange Avenue, Suite 900
                                      Orlando, Florida 32801


                            NET LEASE REALTY I, INC.,
                            a Maryland corporation


                            By:_______________________________________________
                            Kevin B. Habicht
                            Executive Vice President and Chief Financial Officer

                            Address:  450 S. Orange Avenue, Suite 900
                                      Orlando, Florida 32801


                            NET LEASE REALTY II, INC.,
                            a Maryland corporation


                            By:_______________________________________________
                            Kevin B. Habicht
                            Executive Vice President and Chief Financial Officer

                            Address:  450 S. Orange Avenue, Suite 900
                                      Orlando, Florida 32801


                            NET LEASE REALTY III, INC.,
                            a Maryland corporation


                            By:_______________________________________________
                            Kevin B. Habicht
                            Executive Vice President and Chief Financial Officer

                            Address:  450 S. Orange Avenue, Suite 900
                                      Orlando, Florida 32801


                            NET LEASE REALTY IV, INC.,
                            a Maryland corporation


                            By:_______________________________________________
                            Kevin B. Habicht
                            Executive Vice President and Chief Financial Officer

                            Address:  450 S. Orange Avenue, Suite 900
                                      Orlando, Florida 32801


                            NET LEASE FUNDING, INC.,
                            a Maryland corporation


                            By:_______________________________________________
                            Kevin B. Habicht
                            Executive Vice President and Chief Financial Officer

                            Address:  450 S. Orange Avenue, Suite 900
                                      Orlando, Florida 32801

                                   EXHIBIT "C"

                                     FORM OF
                            ASSIGNMENT AND ACCEPTANCE


                          Dated as of __________, 19__


      Reference is made to the SIXTH Amended and Restated Credit Agreement dated as of October 26, 2000 (as amended and in effect from time to time, the "Agreement"), by and among Commercial Net Lease Realty, Inc., a Maryland corporation, Net Lease Realty I, Inc., a Maryland corporation, Net Lease Realty II, Inc., a Maryland corporation, Net Lease Realty III, Inc., a Maryland corporation, Net Lease Realty IV, Inc., a Maryland corporation, and Net Lease Funding, Inc., a Maryland corporation (collectively, the "Borrowers"), the financial institutions listed from time to time on the signature pages thereof (individually a "Bank" and collectively the "Banks") and First Union National Bank, as agent (in such capacity, the "Agent") for the Banks. Terms defined in the Agreement and used herein without definition shall have the respective meanings herein assigned to such terms in the Agreement.

      [Name of Assigning Lender] (the "Assignor") and [Name of Assignee] (the "Assignee") hereby agree as follows:

      1. The Assignor hereby sells and assigns to the Assignee and the Assignee hereby purchases and assumes from the Assignor, a __________ percent (_____%) undivided interest in all of the Assignor's rights and obligations under the Agreement as of the Assignment Date (as defined in paragraph 4 below), including, without limitation, (a) the Assignor's obligation to make Advances thereunder and (b) the Assignor's interest in all unpaid interest and commitment fees accrued as of the Assignment Date.

      2. The Assignor (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) represents that as of the date hereof, before giving effect to the assignment contemplated hereby, its Revolving Credit Commitment is $__________ and the aggregate outstanding principal balance of the Advances made by it equals $__________; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of their obligations under the other Loan Documents to any Borrower is a party or any other instrument or document delivered or executed pursuant thereto.

      3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Loan Documents, together with copies of the most recent financial statements delivered pursuant to Section 6.1 of the Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, any other Bank, or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Loan Documents; and (e) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Loan Documents are required to be performed by it as a Bank.

      4. The effective date for this Assignment and Acceptance shall be __________, 20__ (the "Assignment Date"). Following the execution of this Assignment and Acceptance, each party hereto and each Person consenting hereto shall deliver its duly executed counterpart hereof to the Agent for acceptance by the Agent.

      5. Upon such acceptance, from and after the Assignment Date (i) the Assignee shall be a party to the Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder, and (ii) the Assignor shall, with respect to that portion of its interest under the Agreement assigned hereunder, relinquish its rights and be released from its obligations under the Agreement.

      6. Upon such acceptance and after the Assignment Date, the Agent shall make all payments in respect of the rights and interests assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. On the Assignment Date, the Assignee will pay to the Agent for the account of the Assignor an amount equal to the percentage of the Assignor's interest assumed by the Assignee hereunder, times the aggregate outstanding principal amount of the Advances made by the Assignor.

      7. THIS  ASSIGNMENT  AND  ACCEPTANCE  IS  INTENDED  TO BE  GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA (WITHOUT REFERENCE TO CONFLICT OF LAWS).

      8. This Assignment and Acceptance may be executed in any number of counterparts which shall together constitute but one and the same agreement.

      IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Assignment and Acceptance to be executed on its behalf by its officer thereunto duly authorized as of the date first above written.

                                 [ASSIGNOR]


                                 By: __________________________________________
                                 Title:________________________________________


                                 [ASSIGNEE]


                                 By:___________________________________________
                                 Title: _______________________________________
CONSENTED TO:

FIRST UNION NATIONAL BANK
  as Agent

By:_____________________________
Title:__________________________


COMMERCIAL NET LEASE REALTY, INC.

By:_____________________________
Title:__________________________


NET LEASE REALTY I, INC.

By:_____________________________
Title:__________________________


NET LEASE REALTY II, INC.

By:_____________________________
Title:__________________________


NET LEASE REALTY III, INC.

By:_____________________________
Title:__________________________


NET LEASE REALTY IV, INC.

By:_____________________________
Title:__________________________


NET LEASE FUNDING, INC.

By:_____________________________
Title:__________________________

                                   EXHIBIT "D"

                              NOTICE OF PREPAYMENT


First Union National Bank
One First Union Center, NC0166
301 South College Street
Charlotte, North Carolina  28288-0166
Attention:  Syndication Agency Services


Ladies and Gentlemen:

      This irrevocable Notice of Prepayment is delivered to you by Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., and Net Lease Funding, Inc., corporations organized under the laws of Maryland (collectively, the "Borrowers"), under Section 2.14 of the Sixth Amended and Restated Credit Agreement dated as of October 26, 2000 (together with all amendments and other modifications, if any, from time to time made thereto, the "Credit Agreement"), by and among the Borrowers, the Banks listed on the signature pages thereof, and First Union National Bank, as the Agent.

      1. The Borrowers hereby provide notice to the Agent that the Borrowers shall repay the following Prime Rate Advances, Floating LIBOR Rate Advances and/or LIBOR Rate Advances. (Complete in accordance with Section 2.2 of the Credit Agreement.)

      2. The Borrowers hereby provide notice that the Borrowers shall repay the above-referenced Loans on the following Business Day: (Complete in accordance with Section 2.2 of the Credit Agreement.)

      3. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this Notice of Prepayment this ____ day of __________, 19__.


                                 COMMERCIAL NET LEASE REALTY, INC.
[CORPORATE SEAL]

                                 By:__________________________________________
                                 Name: _______________________________________
                                 Title: ______________________________________



                                 NET LEASE REALTY I, INC.
[CORPORATE SEAL]

                                 By:__________________________________________
                                 Name: _______________________________________
                                 Title: ______________________________________



                                 NET LEASE REALTY II, INC.
[CORPORATE SEAL]

                                 By:__________________________________________
                                 Name: _______________________________________
                                 Title: ______________________________________-



                                 NET LEASE REALTY III, INC.
(CORPORATE SEAL)

                                 By:__________________________________________
                                 Name: _______________________________________
                                 Title: ______________________________________


                                 NET LEASE REALTY IV, INC.
[CORPORATE SEAL]

                                 By:__________________________________________
                                 Name: _______________________________________
                                 Title: ______________________________________



                                 NET LEASE FUNDING, INC.
[CORPORATE SEAL]

                                 By:__________________________________________
                                 Name: _______________________________________
                                 Title: ______________________________________

                                   EXHIBIT "E"

                        NOTICE OF CONVERSION/CONTINUATION


First Union National Bank
One First Union Center, NC0166
301 South College Street
Charlotte, North Carolina  28288-0166
Attention:  Syndication Agency Services


Ladies and Gentlemen:

      This irrevocable Notice of Conversion/Continuation (the "Notice") is delivered to you under Section 2.17 of the Sixth Amended and Restated Credit Agreement dated as of October 26, 2000 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., and Net Lease Funding, Inc., corporations organized under the laws of Maryland (collectively, the "Borrowers"), the Banks listed on the signature pages thereof (the "Lenders"), and First Union National Bank, as the Agent.

      1. This Notice of Conversion/Continuation is submitted for the purpose of:
 (Complete applicable information)

      (a) [Converting] [continuing] an ____________________ Advance [into] [as] an ____________________ Advance.1

            (b) The aggregate outstanding principal balance of such Advance is $__________.

            (c) The last day of the current Interest Period for such Advance is ____________________.2

            (d) The principal amount of such Advance to be [converted] [continued] is $__________.3

            (e)   The   requested   effective   date   of   the   [conversion]
                  [continuation] of such Advance is ____________________.4

      2. No Default or Event of Default exists, and none will exist upon the conversion or continuation of the Advance requested herein.

      3. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.

      IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this  Notice  of
Conversion/Continuation this ____ day of __________, 20__.


                                 COMMERCIAL NET LEASE REALTY, INC.


                                 By:__________________________________________
                                 Name: _______________________________________
                                 Title: ______________________________________


                                 NET LEASE REALTY I, INC.


                                 By:__________________________________________
                                 Name: _______________________________________
                                 Title: ______________________________________


                                 NET LEASE REALTY II, INC.


                                 By:__________________________________________
                                 Name: _______________________________________
                                 Title: ______________________________________


                                 NET LEASE REALTY III, INC.


                                 By:__________________________________________
                                 Name: _______________________________________
                                 Title: ______________________________________


                                 NET LEASE REALTY IV, INC.


                                 By:__________________________________________
                                 Name: _______________________________________
                                 Title: ______________________________________


                                 NET LEASE FUNDING, INC.


                                 By:__________________________________________
                                 Name: _______________________________________
                                 Title: ______________________________________

1. Delete the bracketed language and insert "Prime Rate", or "LIBOR Rate", as applicable, in each blank.

2. Insert applicable date for any LIBOR Rate Advance being converted or continued.

3.    Complete  with an amount in  compliance  with  Section 2.2 of the Credit
      Agreement.

4. Complete with a Business Day at least three (3) Business Days after the date of this Notice.

                                   EXHIBIT "F"

                      FORM OF NOTICE OF SWINGLINE BORROWING

                             ______________,_____


First Union National Bank
One First Union Center, NC0166
301 South College Street
Charlotte, North Carolina  28288-0166
Attention:  Syndication Agency Services

Ladies and Gentlemen:

      Reference is made to that certain Sixth Amended and Restated Credit Agreement dated as of October 26, 2000 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., and Net Lease Funding, Inc., corporations organized under the laws of Maryland (collectively, the "Borrowers"), the Banks listed on the signature pages thereof (the "Lenders"), and First Union National Bank, as the Agent. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

      1. Pursuant to Section 2.4.(b) of the Credit Agreement, the Borrowers hereby request that the Swingline Lender make a
            Swingline Loan to the Borrowers in an amount equal to $____________________________.

      2. The Borrowers request that such Swingline Loan be made available to the Borrowers on ____________, _____.

      3. The proceeds of this Swingline Loan will be used for the following purpose:________________________________________________
            __________________________________________________________________

      4. The Borrowers request that the proceeds of such Swingline Loan be made available to the Borrowers by ______________________________.

      The Borrowers hereby certify to the Agent and the Banks that as of the date hereof and as of the date of the making of the requested Swingline Loan and after giving effect thereto, (a) no default or Event of Default has or shall have occurred and be continuing, and (b) the representations and warranties made or deemed made by the Borrowers in the Loan Documents to which any of them is a party, are and shall be true and correct, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement. In addition, the Borrowers certify to the Agent and the Banks that all conditions to the making of the requested Swingline Loan contained in Section 5. of the Credit Agreement will have been satisfied at the time such Swingline Loan is made.

      If notice of the requested borrowing of this Swingline Loan was previously given by telephone, this notice is to be considered the written confirmation of such telephone notice required by Section 2.4.(b) of the Credit Agreement.

                                 COMMERCIAL NET LEASE REALTY, INC.


                                 By:__________________________________________
                                 Name: _______________________________________
                                 Title: ______________________________________


                                 NET LEASE REALTY I, INC.


                                 By:__________________________________________
                                 Name: _______________________________________
                                 Title: ______________________________________


                                 NET LEASE REALTY II, INC.


                                 By:__________________________________________
                                 Name: _______________________________________
                                 Title: ______________________________________


                                 NET LEASE REALTY III, INC.


                                 By:__________________________________________
                                 Name: _______________________________________
                                 Title: ______________________________________


                                 NET LEASE REALTY IV, INC.


                                 By:__________________________________________
                                 Name: _______________________________________
                                 Title: ______________________________________


                                 NET LEASE FUNDING, INC.


                                By:__________________________________________
                                 Name: _______________________________________
                                 Title: ______________________________________

                                   EXHIBIT "G"

                             FORM OF SWINGLINE NOTE



$10,000,000                                       As of October 26, 2000
                                               Charlotte, North Carolina

      FOR VALUE RECEIVED, the undersigned, COMMERCIAL NET LEASE REALTY, INC., a Maryland corporation ("CNLR"), NET LEASE REALTY I, INC., a Maryland corporation ("NET I"), NET LEASE REALTY II, a Maryland corporation ("NET II"), NET LEASE REALTY III, INC., a Maryland corporation ("NET III"), NET LEASE REALTY IV, INC., a Maryland corporation ("NET IV"), and NET LEASE FUNDING, INC., a Maryland corporation ("Funding"; CNLR, NET I, NET II, NET III, NET IV and Funding are collectively referred to herein as the "Borrowers"), jointly and severally promise to pay to the order of First Union National Bank (the "Swingline Lender"), under that certain Sixth Amended and Restated Credit Agreement of even date herewith as amended and in effect from time to time (the "Agreement"), by and among the undersigned, the Banks and the Swingline Lender, as Agent, to First Union National Bank, One First Union Center, Charlotte, North Carolina 28288, or at such other address as may be specified in writing by the Agent to the Borrowers, the principal sum of TEN MILLION AND 00/100 DOLLARS ($10,000,000), or so much thereof as may be advanced, and to pay interest on the principal amount remaining from time to time outstanding from the date hereof until due at the rate and at the times specified in the Agreement. Capitalized terms used but not defined herein shall have the meanings assigned those terms in the Agreement.

      In no event shall the interest rate applicable to principal outstanding under this Swingline Note exceed the maximum rate of interest allowed by applicable law, as amended from time to time. The Swingline Lender does not intend to charge any amount of interest or other fees or charges in the nature of interest that exceeds the maximum rate allowed by applicable law. If any payment of interest or in the nature of interest hereunder would cause the foregoing interest rate limitation to be exceeded, then such excess payment shall be credited as a payment of principal unless the undersigned notifies the Swingline Lender in writing that the undersigned wishes to have such excess sum returned, together with interest at the rate specified in Section 687.04(2), Florida Statutes, or any successor statute.

      Principal outstanding hereunder shall be due and payable in a single payment at the Revolving Credit Maturity Date. Interest shall be payable quarterly and at such other times specified in the Agreement, as long as any principal amount remains outstanding hereunder, and at the Revolving Credit Maturity Date.

      This Swingline Note is issued pursuant to, and is subject to, the provisions of the Agreement. Reference is made to such Loan Documents for a description of additional rights and obligations of the undersigned, the Swingline Lender, including events of default, rights of prepayment and rights of acceleration of maturity in the event of default.

      The undersigned agree to pay or reimburse the Swingline Lender for all of their costs and expenses incurred in connection with administration, supervision, collection, or enforcement, or preservation of any rights under this Swingline Note and the Loan Documents, including, without limitation, the fees and disbursements of counsel for the Swingline Lender, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings, or otherwise.

      All persons now or at any time liable for payment of this Note hereby waive presentment, protest, notice of protest, and notice of dishonor. The undersigned expressly consent to any extensions and renewals of this swingline Note, in whole or in part, and all delays in time of payment or other performance under this swingline Note which may be granted at any time and from time to time, without limitation and without any notice or further consent of the undersigned. All notices, demands, and other communications required or permitted in connection with this swingline Note shall be given in the manner specified in the Agreement.

      Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Swingline Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Agreement.

      The remedies of the Swingline Lender, as provided herein, or in any other Loan Document are cumulative and concurrent (except as may be provided in the Agreement) and may be pursued singularly, successively, or together, and may be exercised as often as the occasion therefor shall arise.

      This Swingline Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida, excluding those laws relating to the resolution of conflicts between the laws of different jurisdictions.

      IN WITNESS WHEREOF, the undersigned have caused this Swingline Note to be executed as of the day and year first above written.


                           COMMERCIAL NET LEASE REALTY, INC.,
                           a Maryland corporation


                           By:__________________________________________
                           Kevin Habicht
                           Executive Vice President and Chief Financial Officer

                           Address:  450 S. Orange Avenue, Suite 900
                                     Orlando, Florida 32801


                           NET LEASE REALTY I, INC.,
                           a Maryland corporation


                           By:__________________________________________
                           Kevin Habicht
                           Executive Vice President and Chief Financial Officer

                           Address:  450 S. Orange Avenue, Suite 900
                                     Orlando, Florida 32801

                           NET LEASE REALTY II, INC.,
                           a Maryland corporation


                           By:__________________________________________
                           Kevin Habicht
                           Executive Vice President and Chief Financial Officer

                           Address:  450 S. Orange Avenue, Suite 900
                                     Orlando, Florida 32801


                           NET LEASE REALTY III, INC.,
                           a Maryland corporation


                           By:__________________________________________
                           Kevin Habicht
                           Executive Vice President and Chief Financial Officer

                           Address:  450 S. Orange Avenue, Suite 900
                                     Orlando, Florida 32801


                           NET LEASE REALTY IV, INC.,
                           a Maryland corporation


                           By:__________________________________________
                           Kevin Habicht
                           Executive Vice President and Chief Financial Officer

                           Address:  450 S. Orange Avenue, Suite 900
                                     Orlando, Florida 32801

                           NET LEASE FUNDING, INC.,
                           a Maryland corporation


                           By:__________________________________________
                           Kevin Habicht
                           Executive Vice President and Chief Financial Officer

                           Address:  450 S. Orange Avenue, Suite 900
                                     Orlando, Florida 32801

                           SCHEDULE OF SWINGLINE LOANS

      This Swingline Note evidences Swingline Loans made under the within-described Agreement to the Borrowers, on the dates and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

                       Principal      Amount Paid    Unpaid Principal  Notation
   Date of Loan     Amount of Loan     or Prepaid         Amount        Made By
   ------------     --------------    -----------    ----------------  --------

                                   EXHIBIT "H"

                         FORM OF BID RATE QUOTE REQUEST

                            _________________, _____


First Union National Bank
One First Union Center, NC0166
301 South College Street
Charlotte, North Carolina  28288-0166
Attention:  Syndication Agency Services

Ladies and Gentlemen:

______Reference is made to that certain Sixth Amended and Restated Credit Agreement dated as of October 26, 2000 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., and Net Lease Funding, Inc., corporations organized under the laws of Maryland (collectively, the "Borrowers"), the Banks listed on the signature pages thereof (the "Lenders"), and First Union National Bank, as the Agent. Capitalized terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

______The Borrowers hereby request Bid Rate Quotes for the following proposed Bid Rate Borrowings:

     Borrowing Date             Amount1                Interest Period2
     --------------             -------                -----------------

  ___________, ______       $______________            ___________ days


______________________________
1  Minimum amount of $5,000,000 or larger multiple of $500,000.
2. No less than 7 days and up to 180 days after the borrowing date and must end on a Business Day.


                           COMMERCIAL NET LEASE REALTY, INC.,
                           a Maryland corporation


                           By:________________________________________________
                           Kevin Habicht
                           Executive Vice President and Chief Financial Officer

                           Address:  450 S. Orange Avenue, Suite 900
                                     Orlando, Florida 32801


                           NET LEASE REALTY I, INC.,
                           a Maryland corporation


                           By:________________________________________________
                           Kevin Habicht
                           Executive Vice President and Chief Financial Officer

                           Address:  450 S. Orange Avenue, Suite 900
                                     Orlando, Florida 32801

                           NET LEASE REALTY II, INC.,
                           a Maryland corporation


                           By:________________________________________________
                           Kevin Habicht
                           Executive Vice President and Chief Financial Officer

                           Address:  450 S. Orange Avenue, Suite 900
                                     Orlando, Florida 32801


                           NET LEASE REALTY III, INC.,
                           a Maryland corporation


                           By:________________________________________________
                           Kevin Habicht
                           Executive Vice President and Chief Financial Officer

                           Address:  450 S. Orange Avenue, Suite 900
                                     Orlando, Florida 32801


                           NET LEASE REALTY IV, INC.,
                           a Maryland corporation


                           By:________________________________________________
                           Kevin Habicht
                           Executive Vice President and Chief Financial Officer

                           Address:  450 S. Orange Avenue, Suite 900
                                     Orlando, Florida 32801


                           NET LEASE FUNDING, INC.,
                           a Maryland corporation


                           By:________________________________________________
                           Kevin Habicht
                           Executive Vice President and Chief Financial Officer

                           Address:  450 S. Orange Avenue, Suite 900
                                     Orlando, Florida 32801

                                   EXHIBIT "I"

                             FORM OF BID RATE QUOTE

                            __________________,_____


First Union National Bank
One First Union Center, NC0166
301 South College Street
Charlotte, North Carolina  28288-0166
Attention:  Syndication Agency Services

Ladies and Gentlemen:

      Reference is made to that certain Sixth Amended and Restated Credit Agreement dated as of October 26, 2000 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., and Net Lease Funding, Inc., corporations organized under the laws of Maryland (collectively, the "Borrowers"), the Banks listed on the signature pages thereof (the "Lenders"), and First Union National Bank, as the Agent. Capitalized terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

      In response to the Borrowers' Bid Rate Quote Request dated _____________, 19__, the undersigned hereby makes the following Bid Rate Quote(s) on the following terms:

      1.    Quoting Lender:____________________________

      2.    Person to contact at quoting Lender:____________________________

      3. The undersigned offers to make Bid Rate Loan(s) in the following principal amount(s), for the following Interest Period(s) and at the following Bid Rate(s):

  Borrowing Date       Amount1        Interest Period      Bid Rate
  --------------       -------        ---------------      --------

__________, 19___   $_____________     _________days       __________%


                          [Signature on Following Page]


_____________________________
1  Minimum amount of $5,000,000 or larger multiple of $500,000.

      The undersigned understands and agrees that the offer(s) set forth above, subject to satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate[s] the undersigned to make the Bid Rate Loan(s) for which any offer(s) [is/are] accepted, in whole or in part.





                           By:________________________________________________
                           Name: _____________________________________________
                           Title: ____________________________________________

                                   EXHIBIT "J"

                        FORM OF BID RATE QUOTE ACCEPTANCE

                            __________________, 19__


First Union National Bank
One First Union Center, NC0166
301 South College Street
Charlotte, North Carolina  28288-0166
Attention:  Syndication Agency Services

Ladies and Gentlemen:

      Reference is made to that certain Sixth Amended and Restated Credit Agreement dated as of October 26, 2000 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., and Net Lease Funding, Inc., corporations organized under the laws of Maryland (collectively, the "Borrowers"), the Banks listed on the signature pages thereof (the "Lenders"), and First Union National Bank, as the Agent. Capitalized terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement.

      The Borrowers hereby accept the following offer(s) of Bid Rate Quotes:

       Quote Date            Quoting Lender         Amount Accepted1
       ----------            --------------         ----------------

  ____________, 19____     __________________       $_______________

  ____________, 19____     __________________       $_______________

  ____________, 19____     __________________       $_______________



_________________________________
1  Minimum amount of $5,000,000 or larger multiple of $500,000.

                            COMMERCIAL NET LEASE REALTY, INC.,
                            a Maryland corporation


                            By:_____________________________________________
                            Kevin Habicht
                            Executive Vice President and Chief Financial Officer

                            Address:  450 S. Orange Avenue, Suite 900
                                      Orlando, Florida 32801


                            NET LEASE REALTY I, INC.,
                            a Maryland corporation


                            By:_____________________________________________
                            Kevin Habicht
                            Executive Vice President and Chief Financial Officer

                            Address:  450 S. Orange Avenue, Suite 900
                                      Orlando, Florida 32801


                            NET LEASE REALTY II, INC.,
                            a Maryland corporation


                            By:_____________________________________________
                            Kevin Habicht
                            Executive Vice President and Chief Financial Officer

                            Address:  450 S. Orange Avenue, Suite 900
                                      Orlando, Florida 32801




                            NET LEASE REALTY III, INC.,
                            a Maryland corporation


                            By:_____________________________________________
                            Kevin Habicht
                            Executive Vice President and Chief Financial Officer

                            Address:  450 S. Orange Avenue, Suite 900
                                      Orlando, Florida 32801


                            NET LEASE REALTY IV, INC.,
                            a Maryland corporation


                            By:_____________________________________________
                            Kevin Habicht
                            Executive Vice President and Chief Financial Officer

                            Address:  450 S. Orange Avenue, Suite 900
                                      Orlando, Florida 32801


                            NET LEASE FUNDING, INC.,
                            a Maryland corporation


                            By:_____________________________________________
                            Kevin Habicht
                            Executive Vice President and Chief Financial Officer

                            Address:  450 S. Orange Avenue, Suite 900
                                      Orlando, Florida 32801

                                   EXHIBIT "K"

                            FORM OF JOINDER AGREEMENT


      THIS JOINDER AGREEMENT dated as of ____________, ____, executed and delivered by ______________________, a _____________ (the "New Borrower") in
favor of (a) FIRST union national bank, in its capacity as Agent (the "Agent") for the Banks under that certain Sixth Amended and Restated Credit Agreement dated as of October 26, 2000 (as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Credit Agreement"), by and among Commercial Net Lease realty, inc., NET LEASE RELTY I, INC., NET LEASE RELTY II, INC., NET LEASE RELTY III, INC., NET LEASE RELTY IV, INC. and NET LEASE FUNDING, INC. (collectively, the "Borrowers"), FIRST UNION NATIONAL BANK, as the Agent (the "Agent"), and the financial institutions which are, or may from time to time become, listed on the signature pages thereof (together with their successors and assigns, individually a "Bank" and collectively the "Banks").

      WHEREAS, pursuant to the Credit Agreement, the Agent and the Banks have agreed to make available to the Borrowers certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

      WHEREAS, the Borrowers, the New Borrower and the other Subsidiaries of the Borrowers, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Agent and the Banks through their collective efforts; and

      WHEREAS, the New Borrower's execution and delivery of this Agreement is a condition to the Agent and the Banks making such financial accommodations to the New Borrower.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the New Borrower, the New Borrower agrees as follows:

      Section 1. Accession to Credit Agreement. The New Borrower hereby agrees that it is a "Borrower" under the Credit Agreement and assumes all obligations of a "Borrower" thereunder, all as if the New Borrower had been an original signatory to the Credit Agreement. Without limiting the generality of the foregoing, the New Borrower hereby:

      (a) irrevocably and unconditionally undertakes, upon its becoming a Borrower, to perform all the obligations expressed to be undertaken under the Credit Agreement and the other Loan Documents by a Borrower, including without limitation the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrowers under the Credit Agreement and the other Loan Documents;

      (b) makes to the Agent and the Banks as of the date hereof each of the representations and warranties contained in Section 4 of the Credit Agreement and agrees to be bound by each of the covenants contained in Sections 6 and 7 of the Credit Agreement; and

      (c)   consents  and  agrees to each  provision  set forth in the  Credit
Agreement.

      SECTION 2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE, EXCLUDING THOSE LAWS RELATING TO THE RESOLUTION OF CONFLICTS BETWEEN LAWS OF DIFFERENT JURISDICTIONS.

      Section 3.   Definitions.   Capitalized   terms  used   herein  and  not
                   -----------
otherwise defined herein shall have their respective defined meanings given them in the Credit Agreement.


                            [Signatures on Next Page]

      IN WITNESS WHEREOF, the New Borrower has caused this Joinder Agreement to be duly executed and delivered under seal by its duly authorized officers as of the date first written above.

                                   [NEW BORROWER]


                                   By:______________________________________
                                   Name:____________________________________
                                   Title:___________________________________

                                   ATTEST:


                                   By:______________________________________
                                   Name:____________________________________
                                   Title:___________________________________

                                    (CORPORATE SEAL)

                              Address for Notices:

Accepted:

FIRST UNION NATIONAL BANK,
   as Agent


By:________________________________
Name:______________________________
Title:_____________________________

                                   EXHIBIT "L"

                   FORM OF QUARTERLY COMPLIANCE CERTIFICATE

First Union National Bank
One First Union Center, NC0166
301 South College Street
Charlotte, North Carolina  28288-0166
Attention:  Syndication Agency Services

Each of the Lenders Party to the
  Credit Agreement referred to below

Ladies and Gentlemen:

      Reference is made to that certain Sixth Amended and Restated Credit Agreement dated as of October 26, 2000 (as amended, restated or otherwise modified, the "Credit Agreement"), by and among Commercial Net Lease Realty, Inc., Net Lease Realty I, Inc., Net Lease Realty II, Inc., Net Lease Realty III, Inc., Net Lease Realty IV, Inc., and Net Lease Funding, Inc., corporations organized under the laws of Maryland (collectively, the "Borrowers"), the Banks listed on the signature pages thereof (the "Lenders"), and First Union National Bank, as the Agent. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

      Pursuant to Section 6.1.(a) of the Credit Agreement, the undersigned hereby certifies to the Agent and the Lenders as follows:

      (1) The undersigned is the chief financial officer of each of the Borrowers.

      (2) The undersigned has examined the books and records of the Borrowers and has conducted such other examinations and investigations as are reasonably necessary to provide this Quarterly Advance Compliance Certificate.

      (3) No Default or Event of Default exists [if such is not the case, specify such Default or Event of Default and its nature, when it occurred and whether it is continuing and the steps being taken by the Parent with respect to such event, condition or failure].

      (4) The representations and warranties made or deemed made by the Borrowers in the Loan Documents are true and correct in all material respects on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement.

      (5)  Attached    hereto    as   Schedule 1   are    reasonably    detailed
calculations establishing whether or not the Borrowers were in compliance with the covenants contained in Section 6.2. of the Credit Agreement.

      IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first above written.



                                   _________________________________________
                                   Title: Chief Financial Officer of each of
                                         Commercial Net Lease Realty, Inc.,
                                         Net Lease Realty I, Inc.,
                                         Net Lease Realty II, Inc.,
                                         Net Lease Realty III, Inc.,
                                         Net Lease Realty IV, Inc., and
                                         Net Lease Funding, Inc.

                                     Schedule 1

                          [Calculations to be Attached]

                                   EXHIBIT "M"

                              FORM OF BID RATE NOTE



                                                  As of October 26, 2000
                                               Charlotte, North Carolina

      FOR VALUE RECEIVED, the undersigned, COMMERCIAL NET LEASE REALTY, INC., a Maryland corporation ("CNLR"), NET LEASE REALTY I, INC., a Maryland corporation ("NET I"), NET LEASE REALTY II, a Maryland corporation ("NET II"), NET LEASE REALTY III, INC., a Maryland corporation ("NET III"), NET LEASE REALTY IV, INC., a Maryland corporation ("NET IV"), and NET LEASE FUNDING, INC., a Maryland corporation ("Funding"; CNLR, NET I, NET II, NET III, NET IV and Funding are collectively referred to herein as the "Borrowers"), jointly and severally promise to pay to the order of __________________ (the "Lender"), under that certain Sixth Amended and Restated Credit Agreement of even date herewith as amended and in effect from time to time (the "Agreement"), by and among the undersigned, the Lender and the other Banks, and First Union National Bank, as Agent (the "Agent"), in care of the Agent, to First Union National Bank, One First Union Center, Charlotte, North Carolina 28288, or at such other address as may be specified in writing by the Agent to the Borrowers, the aggregate unpaid principal amount of Bid Rate Loans made by the Lender to the Borrowers under the Agreement, and to pay interest on the unpaid principal amount of each such Bid Rate Loan, at the rate and at the times specified in the Agreement. Capitalized terms used but not defined herein shall have the meanings assigned those terms in the Agreement.

      In no event shall the interest rate applicable to principal outstanding under this Bid RateNote exceed the maximum rate of interest allowed by applicable law, as amended from time to time. The Lender does not intend to charge any amount of interest or other fees or charges in the nature of interest that exceeds the maximum rate allowed by applicable law. If any payment of interest or in the nature of interest hereunder would cause the foregoing interest rate limitation to be exceeded, then such excess payment shall be credited as a payment of principal unless the undersigned notifies the Lender in writing that the undersigned wishes to have such excess sum returned, together with interest at the rate specified in Section 687.04(2), Florida Statutes, or any successor statute.

      Principal outstanding hereunder shall be due and payable in a single payment at the Revolving Credit Maturity Date. Interest shall be payable at such times specified in the Agreement, as long as any principal amount remains outstanding hereunder, and at the Revolving Credit Maturity Date.

      This Bid Rate Note is issued pursuant to, and is subject to, the provisions of the Agreement. Reference is made to such Loan Documents for a description of additional rights and obligations of the undersigned, the Lender, including events of default, rights of prepayment and rights of acceleration of maturity in the event of default.

      The undersigned agree to pay or reimburse the Lender for all of their costs and expenses incurred in connection with administration, supervision, collection, or enforcement, or preservation of any rights under this Note and the Loan Documents, including, without limitation, the fees and disbursements of counsel for the Lender, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings, or otherwise.

      ALL PERSONS NOW OR AT ANY TIME LIABLE FOR PAYMENT OF THIS NOTE HEREBY WAIVE PRESENTMENT, PROTEST, NOTICE OF PROTEST, AND NOTICE OF DISHONOR. THE UNDERSIGNED EXPRESSLY CONSENT TO ANY EXTENSIONS AND RENEWALS OF THIS BID RATE NOTE, IN WHOLE OR IN PART, AND ALL DELAYS IN TIME OF PAYMENT OR OTHER PERFORMANCE UNDER THIS BID RATE NOTE WHICH MAY BE GRANTED AT ANY TIME AND FROM TIME TO TIME, WITHOUT LIMITATION AND WITHOUT ANY NOTICE OR FURTHER CONSENT OF THE UNDERSIGNED. ALL NOTICES, DEMANDS, AND OTHER COMMUNICATIONS REQUIRED OR PERMITTED IN CONNECTION WITH THIS BID RATE NOTE SHALL BE GIVEN IN THE MANNER SPECIFIED IN THE AGREEMENT.

      Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Bid Rate Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Agreement.

      The remedies of the Lender, as provided herein, or in any other Loan Document are cumulative and concurrent (except as may be provided in the Agreement) and may be pursued singularly, successively, or together, and may be exercised as often as the occasion therefor shall arise.

      This Bid Rate Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida, excluding those laws relating to the resolution of conflicts between the laws of different jurisdictions.

      IN WITNESS WHEREOF, the undersigned have caused this Bid Rate Note to be executed as of the day and year first above written.


                            COMMERCIAL NET LEASE REALTY, INC.,
                            a Maryland corporation


                            By:______________________________________________-
                            Kevin Habicht
                            Executive Vice President and Chief Financial Officer

                              Address:  450 S. Orange Avenue, Suite 900
                                        Orlando, Florida 32801


                            NET LEASE REALTY I, INC.,
                            a Maryland corporation


                            By:______________________________________________
                            Kevin Habicht
                            Executive Vice President and Chief Financial Officer

                              Address:  450 S. Orange Avenue, Suite 900
                                        Orlando, Florida 32801

                            NET LEASE REALTY II, INC.,
                            a Maryland corporation


                            By:______________________________________________
                            Kevin Habicht
                            Executive Vice President and Chief Financial Officer

                              Address:  450 S. Orange Avenue, Suite 900
                                        Orlando, Florida 32801

                            NET LEASE REALTY III, INC.,
                            a Maryland corporation


                            By:______________________________________________-
                            Kevin Habicht
                            Executive Vice President and Chief Financial Officer

                              Address:  450 S. Orange Avenue, Suite 900
                                        Orlando, Florida 32801


                            NET LEASE REALTY IV, INC.,
                            a Maryland corporation


                            By:______________________________________________-
                            Kevin Habicht
                            Executive Vice President and Chief Financial Officer

                              Address:  450 S. Orange Avenue, Suite 900
                                        Orlando, Florida 32801


                            NET LEASE FUNDING, INC.,
                            a Maryland corporation


                            By:______________________________________________
                            Kevin Habicht
                            Executive Vice President and Chief Financial Officer

                              Address:  450 S. Orange Avenue, Suite 900
                                        Orlando, Florida 32801

                           SCHEDULE OF BID RATE LOANS

      This Bid Rate Note evidences Bid Rate Loans made under the within-described Agreement to the Borrowers, on the dates and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

                                                       Unpaid
                    Principal         Amount Paid     Principal      Notation
 Date of Loan     Amount of Loan      or Prepaid       Amount        Made By
 ------------     --------------      -----------     ---------      --------